UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5724

Oppenheimer Global Strategic Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 3/31/2015

Item 1. Reports to Stockholders.

Semiannual Report 3/31/2015

OppenheimerFunds®

The Right Way to Invest

Oppenheimer Global Strategic Income Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/15

	6-Month	1-Year	5-Year	10-Year
Class A Shares of the Fund without sales charge	1.53%	3.12%	5.91%	5.79%
Class A Shares of the Fund with sales charge	-3.29	-1.78	4.89	5.27
Barclays U.S. Aggregate Bond Index	3.43	5.72	4.41	4.93
Citigroup World Government Bond Index	-3.97	-5.50	1.42	3.09
Citigroup Non-U.S. World Government Bond Index	-7.14	-9.82	0.38	2.51
J.P. Morgan Domestic High Yield Index	0.87	1.36	8.93	8.26
Reference Index	-1.62	-1.97	4.18	5.05

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund Performance Discussion

The Fund produced a return of 1.53% during the reporting period, outperforming the -1.62% return provided by its Reference Index (the “Index”), which currently is composed of the following broad-based securities indices: 40% Citigroup Non-U.S. World Government Bond Index, 30% J.P. Morgan Domestic High Yield Index, and 30% Barclays U.S. Aggregate Bond Index.

MARKET OVERVIEW

Over the first half of the reporting period, fixed-income markets experienced a certain degree of choppiness as participants digested the combination of solid U.S. economic data releases relative to the rest of the world, a precipitous fall in energy prices, and changes in Federal Reserve (“Fed”) language. Growth in the U.S. continued at a higher pace than any other developed economy and employment gains remained positive. Growth in the rest of the world remained subdued, however, with major developed economies like the Eurozone and Japan continuing to disappoint due to weak aggregate demand. The biggest surprise of the reporting period and possibly all of 2014 was the precipitous fall in the price of crude oil. Weak demand amid tepid global growth was responsible for part of the drop, but significantly, the U.S. energy revolution is increasingly helping to insulate global and domestic energy supplies from shocks in the Middle East and elsewhere.

The second half of the reporting period was marked by cooling U.S. growth after the strong fourth quarter of 2014. Nonfarm payroll employment grew at a three-month average of 197,000 jobs per month and manufacturing surveys pointed towards a slowdown of the world’s largest economy. The dollar continued to strengthen significantly during this time against most of the U.S.’s major trading partners, which acted as a drag on growth. Businesses, especially U.S. firms with revenues dependent on exporting goods and services, cited this as a headwind. European Central Bank (“ECB”) President Mario Draghi announced the purchase of €60 billion a month in sovereign bonds from Eurozone countries for at least 19 months, a form of quantitative easing (“QE”) that is projected to increase the ECB’s balance sheet by over €1 trillion. The announcement and implementation of these extraordinary monetary policies had a significant impact on financial markets, with European markets rallying and the euro falling against most major trading partners. Fed Chairwoman Janet Yellen reaffirmed that the Fed plans to raise U.S. rates during 2015 despite any near-term weakness in first quarter Gross Domestic Product and employment growth. The Fed has made it clear, however, that it will remain flexible on the timing and extent of rate hikes for the remainder of 2015.

3      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Other nations faced headwinds as well. Japan just exited its fourth recession in six years in late 2014, but growth remains lackluster. Brazil faced the triple threat of recession, inflation and a current account deficit. That country was also burdened by an inflation rate of roughly 8% at period end as well as a significant drought that has negatively impacted the agriculture sector and may cause shortfalls in hydroelectric power generation this year. Falling commodity prices—and especially the collapse in oil—continued to pressure natural resource exporters like Russia, Brazil, Australia, Canada and Norway. Russia was also under pressure due to increased sanctions related to Ukraine, an inflation rate of around 17% at period end, and a weak ruble. Even countries with positive economic fundamentals saw their currencies drop versus the dollar. Finally, both the Chinese government and the People’s Bank of China continued to stimulate the economy, and while fears of a steep economic slowdown have diminished, investors remain watchful as growth in that country continues to slow.

FUND PERFORMANCE

During the reporting period, the Fund received its strongest performance results from mortgages, European credit, the U.S. high grade portfolio and our underweight position in foreign currencies (as the dollar rallied).

Mortgages continued to benefit the Fund as U.S. rates rallied. This part of the portfolio is largely comprised of securitized credit that we purchased several years ago. These positions have rolled down to become fairly short in maturity, and we have been harvesting profits in them over the last several quarters.

Regarding European credit, we maintained our exposure at approximately 11% of the portfolio. We believe that European growth is stabilizing and we see early evidence of positive economic momentum in the Eurozone. We favor European financials and own subordinated debt under the view that Basel III is good for bondholders, if not equity holders. Basel III, the third Basel Accord, is a global, voluntary regulatory framework on bank capital adequacy, stress testing and market liquidity risk. More broadly, our rationale for owning European credit is simple. The U.S. economy has already stabilized. For the global economy to improve, we believe that Europe will need to improve. The ECB is easing monetary policy in an effort the stimulate growth and drive inflation higher. We believe the ECB’s efforts should benefit European credit. We also believe that a significant beneficiary of the improvement in Europe should be the emerging markets. Spreads have widened and valuations have fallen to the point where we are looking for opportunities in both emerging market credit and emerging market currencies. In fact, our position in emerging market bonds denominated in U.S. dollars benefited results.

The primary detractor from performance this reporting period was our high yield exposure, which underperformed primarily over the first

4      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

half of the reporting period. The sharp drop in oil hurt our positions in the energy sector. Although high yield detracted over the first half of the period and for the overall six-month period, it did perform positively over the second half of the reporting period. We believe the current macro environment favors credit, which continues to screen inexpensive in our view. We think high yield represents an attractive opportunity, especially after the recent widening in spreads and the collapse in the energy sector. An improving economy makes it more likely that debtors pay back their obligations on time and in full. In our view, the U.S. economy is strengthening, not weakening, and credit fundamentals remain intact. Market liquidity is adequate, and we are not seeing any uptick in default rates or other evidence that the credit cycle will end in the next 18-24 months. In fact, with interest rates and commodity prices where they are, we do not expect to see default rates increase (outside of the energy sector) in the near term. Finally, we believe high yield has the potential to outperform senior bank loans in 2015, partly because we do not expect rates to rise meaningfully this year. We see a better dollar price and more total return opportunity over the next 12 months in high yield, and our positioning at period end reflects that view.

STRATEGY & OUTLOOK

As we enter the second quarter, the U.S. economy has lost some momentum from the second half of 2014, although it continues to grow faster than many other developed markets. Geopolitical risk in other countries remains elevated due to uncertainty over Greece’s ability to secure additional bailout funding, ongoing issues in the Middle East and sanctions related to Russia/Ukraine. In addition, commodity producers (including Russia, Brazil, Norway, Canada, OPEC members, etc.) remain under pressure from the sharp drop in oil and other commodities. We continue to expect more muted returns and higher sustained volatility across a number of asset classes this year.

We also believe the market will continue to react strongly to changes in expectations about the rate of growth in the U.S. and how aggressive the Fed is when it starts to tighten. We expect tightening to begin in the second half of 2015, and we believe the risks are tilted toward the Fed’s raising rates less, and doing so later, than the market expects. (We expect to see a greater rise in rates in 2016.) We also anticipate the dollar will continue strengthening, although we believe it may pause along the way against various currencies. This can be a good environment for credit and spread products. If our views prove correct, our long position in credit, our short duration posture and our minimal exposure to foreign currencies may help performance. Our highest conviction views are in credit, and they are expressed clearly in the portfolio. We continue to believe interest rates are headed higher over time, probably over a matter of years. While we do not expect them to spike meaningfully in the near term, we can reduce duration further if needed.

5      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Finally, we believe most key policy changes this year will likely originate elsewhere, not in the U.S. Just as the Fed tapered its asset purchases steadily in 2014, we expect it to deliver consistency in domestic monetary policy this year. We also anticipate positive changes coming from other regions. So far this year, at least 16 central banks have announced surprise interest rate cuts, with several of them announcing several such cuts (e.g., China, India and Russia). Japan has gone “all in” on Abenomics as that country struggles to grow after emerging from its

Michael Mata Portfolio Manager

Hemant Baijal[1] Portfolio Manager

1. Hemant Baijal became a Portfolio Manager in March 2015.

fourth recession in six years in late 2014. China had surprise rate cuts in the both the fourth and first quarters, and we expect more monetary and fiscal stimulus in 2015. A number of emerging market countries have completed their tightening cycles and are now moving toward easing. The portfolio is positioned so that it may benefit in each of these scenarios. If the U.S. economy continues to strengthen and rates do move modestly higher over time, we believe the portfolio is positioned to benefit.

Krishna Memani Portfolio Manager

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Top Holdings and Allocations

TOP TEN GEOGRAPHICAL HOLDINGS

United States	64.0%
Brazil	3.4
Mexico	2.8
United Kingdom	2.8
India	2.1
Turkey	1.8
Netherlands	1.6
Indonesia	1.6
Canada	1.3
Colombia	1.3

Portfolio holdings and allocation are subject to change. Percentages are as of March 31, 2015, and are based on total market value of investments.

REGIONAL ALLOCATION

U.S./Canada	65.3%
Europe	12.6
Latin America	9.8
Asia	6.0
Middle East/Africa	4.3
Emerging Europe	1.1
Supranational	0.9

Portfolio holdings and allocation are subject to change. Percentages are as of March 31, 2015, and are based on total market value of investments.

7      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	54.8%
Foreign Government Obligations	12.9
Mortgage-Backed Obligations
Government Agency	6.3
Non-Agency	5.8
Investment Companies
Oppenheimer Institutional Money Market Fund	1.7
Oppenheimer Master Event-Linked Bond Fund, LLC	2.1
Oppenheimer Master Loan Fund, LLC	5.1
Oppenheimer Ultra-Short Duration Fund	2.1
Asset-Backed Securities	2.8
Corporate Loans	2.5
U.S. Government Obligations	2.0
Structured Securities	0.7
Short-Term Notes	0.4
Over-the-Counter Interest Rate Swaptions Purchased	0.2
Preferred Stocks	0.2
Common Stocks	0.2
Over-the-Counter Options Purchased	0.2
Rights, Warrants and Certificates	—*

*	Represents a value less than 0.005%.

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2015, and are based on the total market value of investments. The Fund may invest without limit in below investment-grade securities, which carry a greater risk that the issue may default on principal or interest payments, and in foreign securities, which entail higher expenses and risks, such as currency fluctuation.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL

AAA	9.7%
AA	1.6
A	4.9
BBB	23.5
BB	21.5
B	21.3
CCC	4.9
CC	0.4
C	0.0
D	0.7
Unrated	11.5
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of March 31, 2015, and are subject to change. Except for securities labeled “Unrated,” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

8      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/15

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (OPSIX)	10/16/89	1.53%	3.12%	5.91%		5.79%
Class B (OPSGX)	11/30/92	1.15%	2.10%	4.93%		5.28%
Class C (OSICX)	5/26/95	1.15%	2.35%	5.07%		4.99%
Class I (0SIIX)	1/27/12	1.75%	3.32%	4.85%	*	N/A
Class R (OSINX)	3/1/01	1.41%	2.62%	5.47%		5.37%
Class Y (OSIYX)	1/26/98	1.65%	3.38%	6.14%		6.05%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/15

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (OPSIX)	10/16/89	-3.29%	-1.78%	4.89%		5.27%
Class B (OPSGX)	11/30/92	-3.81%	-2.82%	4.60%		5.28%
Class C (OSICX)	5/26/95	0.16%	1.36%	5.07%		4.99%
Class I (0SIIX)	1/27/12	1.75%	3.32%	4.85%	*	N/A
Class R (OSINX)	3/1/01	0.41%	1.64%	5.47%		5.37%
Class Y (OSIYX)	1/26/98	1.65%	3.38%	6.14%		6.05%
*	Shows performance since inception.

STANDARDIZED YIELDS

For the 30 Days Ended 3/31/15
Class A	4.09%
Class B	3.80
Class C	3.53
Class I	4.59
Class R	4.00
Class Y	4.47

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge (unless otherwise indicated): for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge (“CDSC”) of 5% (1-year) and 2% (5-year); and for Class C shares, the CDSC of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases

9      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

Standardized yield is based on net investment income for the 30-day period ended 3/31/15 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class B, Class C, Class I, Class R and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the Barclays U.S. Aggregate Bond Index, the Citigroup World Government Bond Index, the Citigroup Non-U.S. World Government Bond Index, the J.P. Morgan Domestic High Yield Index and the Fund’s Reference Index. The Barclays U.S. Aggregate Bond Index is an index of U.S. Government and corporate bonds. The Citigroup World Government Bond Index is an index of debt securities of major foreign government bond markets. The Citigroup Non-U.S. World Government Bond Index is an index of fixed rate government bonds with a maturity of one year or longer and amounts outstanding of at least U.S. $25 million. The J.P. Morgan Domestic High Yield Index is an unmanaged index of high yield fixed income securities issued by U.S. companies. The Fund’s Reference Index is a customized weighted index currently comprised of the following underlying broad-based security indices: 40% Citigroup Non-U.S. World Government Bond Index, 30% J.P. Morgan Domestic High Yield Index, and 30% Barclays U.S. Aggregate Bond Index. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During 6 Months Ended March 31, 2015
Class A	$1,000.00	$1,015.30	$5.09
Class B	1,000.00	1,011.50	8.92
Class C	1,000.00	1,011.50	8.92
Class I	1,000.00	1,017.50	2.87
Class R	1,000.00	1,014.10	6.35
Class Y	1,000.00	1,016.50	3.83

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.90	5.10
Class B	1,000.00	1,016.11	8.94
Class C	1,000.00	1,016.11	8.94
Class I	1,000.00	1,022.09	2.88
Class R	1,000.00	1,018.65	6.36
Class Y	1,000.00	1,021.14	3.84

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2015 are as follows:

Class	Expense Ratios
Class A	1.01%
Class B	1.77
Class C	1.77
Class I	0.57
Class R	1.26
Class Y	0.76

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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CONSOLIDATED STATEMENT OF INVESTMENTS March 31, 2015 Unaudited

		Principal Amount	Value

Asset-Backed Securities—2.8%

American Credit Acceptance Receivables Trust:
Series 2012-2, Cl. D, 5.91%, 7/15/19[1]		$1,235,000	$1,235,932
Series 2014-3, Cl. B, 2.43%, 6/10/20[1]		1,440,000	1,442,873
Series 2014-4, Cl. B, 2.60%, 10/12/20[1]		645,000	645,565
Series 2015-1, Cl. B, 2.85%, 2/12/21[1]		2,000,000	2,032,893

AmeriCredit Automobile Receivables Trust:
Series 2012-3, Cl. E, 4.46%, 11/8/19[1]		1,260,000	1,301,605
Series 2012-4, Cl. D, 2.68%, 10/9/18		790,000	798,100
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]		1,715,000	1,741,504
Series 2013-3, Cl. D, 3.00%, 7/8/19		1,540,000	1,570,228
Series 2013-4, Cl. D, 3.31%, 10/8/19		1,505,000	1,546,114
Series 2013-5, Cl. D, 2.86%, 12/9/19		2,555,000	2,593,081
Series 2014-1, Cl. C, 2.15%, 3/9/20		1,905,000	1,903,786
Series 2014-1, Cl. E, 3.58%, 8/9/21		500,000	503,261
Series 2014-2, Cl. D, 2.57%, 7/8/20		910,000	909,729
Series 2014-2, Cl. E, 3.37%, 11/8/21		1,175,000	1,172,880
Series 2014-3, Cl. D, 3.13%, 10/8/20		775,000	783,025
Series 2014-4, Cl. D, 3.07%, 11/9/20		715,000	720,380

Avoca CLO VIII Ltd., Series VIII-X, Cl. E, 4.432%, 10/15/23[2]	EUR	4,900,000	4,954,140

Axius Europe CLO SA, Series 2007-1X, Cl. E, 4.678%, 11/15/23[2]	EUR	746,293	776,110

Cadogan Square CLO IV BV, Series 4X, Cl. D, 1.691%, 7/24/23[2]	EUR	3,650,000	3,747,986

California Republic Auto Receivables Trust:
Series 2013-2, Cl. C, 3.32%, 8/17/20		1,170,000	1,183,547
Series 2014-2, Cl. C, 3.29%, 3/15/21		385,000	387,132
Series 2014-4, Cl. C, 3.56%, 9/15/21		445,000	449,508

Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21		990,000	992,598
Series 2014-1, Cl. D, 3.39%, 7/22/19		580,000	590,169
Series 2014-3, Cl. D, 3.14%, 2/20/20		775,000	781,080

CarFinance Capital Auto Trust, Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]		1,205,271	1,207,333

CarMax Auto Owner Trust, Series 2014-2, Cl. D, 2.58%, 11/16/20		1,365,000	1,358,046

CLI Funding V LLC, Series 2014-2A, Cl. A, 3.38%, 10/18/29[1]		1,509,375	1,532,697

CPS Auto Receivables Trust:
Series 2014-C, Cl. A, 1.31%, 2/15/19[1]		1,223,979	1,219,681
Series 2014-D, Cl. A, 1.49%, 4/15/19[1]		2,488,137	2,481,627

CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[1]		279,547	280,428

Credit Acceptance Auto Loan Trust, Series 2014-1A, Cl. B, 2.29%, 4/15/22[1]		2,245,000	2,253,797

Cronos Containers Program I Ltd., Series 2014-2A, Cl. A, 3.27%, 11/18/29[1]		1,925,926	1,955,322

Drive Auto Receivables Trust, Series 2015-AA, Cl. C, 3.06%, 5/17/21[1]		1,290,000	1,289,742

DT Auto Owner Trust:
Series 2012-1A, Cl. D, 4.94%, 7/16/18[1]		3,569,787	3,600,298
Series 2012-2A, Cl. D, 4.35%, 3/15/19[1]		1,742,278	1,755,653
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]		935,000	942,782
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]		2,210,000	2,242,974
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]		1,785,000	1,804,722
Series 2014-3A, Cl. D, 4.47%, 11/15/21[1]		900,000	913,890

13      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Asset-Backed Securities (Continued)

DT Auto Owner Trust: (Continued)
Series 2015-1A, Cl. C, 2.87%, 11/16/20[1]		$920,000	$924,594

Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]		210,000	210,417
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]		1,640,000	1,668,891
Series 2014-1A, Cl. B, 2.42%, 1/15/19[1]		1,145,000	1,149,388
Series 2014-1A, Cl. C, 3.57%, 7/15/19[1]		2,655,000	2,675,836
Series 2014-2A, Cl. A, 1.06%, 8/15/18[1]		306,307	305,593
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]		540,000	534,429

First Investors Auto Owner Trust:
Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]		960,000	986,717
Series 2013-3A, Cl. C, 2.91%, 1/15/20[1]		840,000	850,066
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]		620,000	626,312
Series 2014-3A, Cl. D, 3.85%, 2/15/22[1]		645,000	650,695

Flagship Credit Auto Trust, Series 2014-2, Cl. A, 1.43%, 12/16/19[1]		1,191,069	1,190,409

GM Financial Automobile Leasing Trust, Series 2015-1, Cl. D, 3.01%, 3/20/20		1,245,000	1,250,093

Greenpoint Manufactured Housing, Series 2000-3, Cl. IM1, 9.01%, 6/20/31[2]		62,853	2,309

Halcyon Structured Asset Management European CLO BV, Series 2006-IIX, Cl. E, 3.991%, 1/25/23[2]	EUR	4,470,382	4,527,985

Harvest CLO IA SA:
Series I-X, Cl. D, 2.989%, 3/29/17[2]	EUR	518,818	558,985
Series I-X, Cl. E, 7.589%, 3/29/17[2]	EUR	1,875,000	2,034,709

Highlander Euro CDO II Cayman Ltd., Series 2006-2CX, Cl. E, 3.621%, 12/14/22[2]	EUR	4,433,538	4,478,258

ICE EM CLO:
Series 2007-1A, Cl. B, 2.082%, 8/15/22[1,2]		21,000,000	19,687,500
Series 2007-1A, Cl. C, 3.382%, 8/15/22[1,2]		17,780,000	16,826,992
Series 2007-1A, Cl. D, 5.382%, 8/15/22[1,2]		16,050,391	15,119,469

Navistar Financial Dealer Note Master Owner Trust II, Series 2014-1, Cl. D, 2.474%, 10/25/19[1,2]		545,000	545,252

Santander Drive Auto Receivables Trust:
Series 2012-5, Cl. D, 3.30%, 9/17/18		1,830,000	1,873,613
Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]		2,990,000	3,003,051
Series 2013-1, Cl. D, 2.27%, 1/15/19		3,255,000	3,256,024
Series 2013-2, Cl. C, 1.95%, 3/15/19		1,691,000	1,701,248
Series 2013-2, Cl. D, 2.57%, 3/15/19		3,740,000	3,816,563
Series 2013-4, Cl. D, 3.92%, 1/15/20		2,615,000	2,722,385
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]		1,580,000	1,654,316
Series 2013-5, Cl. D, 2.73%, 10/15/19		1,655,000	1,669,283
Series 2013-A, Cl. C, 3.12%, 10/15/19[1]		1,300,000	1,332,594
Series 2013-A, Cl. D, 3.78%, 10/15/19[1]		970,000	1,004,369
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]		1,220,000	1,278,073
Series 2014-2, Cl. D, 2.76%, 2/18/20		1,875,000	1,889,321
Series 2014-3, Cl. C, 2.13%, 8/17/20		1,000,000	1,002,280
Series 2014-3, Cl. D, 2.65%, 8/17/20		1,865,000	1,862,893
Series 2014-4, Cl. D, 3.10%, 11/16/20		2,765,000	2,786,741
Series 2015-1, Cl. D, 3.24%, 4/15/21		1,335,000	1,345,904

SNAAC Auto Receivables Trust:
Series 2012-1A, Cl. C, 4.38%, 6/15/17[1]		64,871	64,959
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]		790,000	801,266

14      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Asset-Backed Securities (Continued)

Stichting Halcyon Structured Asset Management European, Series 2007-IX, Cl. E, 3.941%, 7/24/23[2]	EUR	1,648,445	$1,682,606

TAL Advantage V LLC, Series 2014-2A, Cl. A1, 1.70%, 5/20/39[1]		499,934	496,821

Theseus European CLO SA, Series 2006-1X, Cl. E, 4.118%, 8/27/22[2]	EUR	5,005,000	5,191,020

Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]		434,984	437,302

United Auto Credit Securitization Trust:
Series 2013-1, Cl. C, 2.22%, 12/15/17[1]		686,433	687,169
Series 2014-1, Cl. D, 2.38%, 10/15/18[1]		780,000	770,448
Series 2015-1, Cl. D, 2.92%, 6/17/19[1]		1,150,000	1,151,101

Westlake Automobile Receivables Trust:
Series 2014-1A, Cl. D, 2.20%, 2/15/21[1]		740,000	738,245
Series 2014-2A, Cl. D, 2.86%, 7/15/21[1]		740,000	743,885
Total Asset-Backed Securities (Cost $188,163,747)			181,370,597

Mortgage-Backed Obligations—12.3%

Government Agency—6.4%

FHLMC/FNMA/FHLB/Sponsored—6.3%

Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34		829,313	923,049
5.50%, 9/1/39		2,450,900	2,748,817
6.00%, 1/1/19-7/1/24		1,690,178	1,850,075
6.50%, 4/1/18-6/1/35		1,117,815	1,287,884
7.00%, 8/1/21-3/1/35		1,530,617	1,786,862
7.50%, 1/1/32-2/1/32		2,137,187	2,664,948
8.50%, 8/1/31		96,587	114,452
10.00%, 5/1/20		51,960	57,912
12.00%, 6/1/17		3	3

Federal Home Loan Mortgage Corp. Non Gold Pool:
10.00%, 4/1/20		17,757	18,423
10.50%, 5/1/20		37,495	42,049
11.50%, 10/1/16		299	299

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 8.668%, 4/1/27[3]		213,888	42,673
Series 192, Cl. IO, 3.812%, 2/1/28[3]		91,541	16,610
Series 205, Cl. IO, 9.487%, 9/1/29[3]		556,909	127,082
Series 206, Cl. IO, 0.00%, 12/1/29[3,4]		219,953	57,993
Series 207, Cl. IO, 0.00%, 4/1/30[3,4]		213,654	37,168
Series 214, Cl. IO, 0.00%, 6/1/31[3,4]		156,764	21,916
Series 243, Cl. 6, 0.00%, 12/15/32[3,4]		496,018	94,847

Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates:
Series K015, Cl. A1, 2.257%, 10/25/20		443,760	454,937
Series K042, Cl. A1, 2.267%, 6/25/24		2,872,902	2,907,256
Series K717, Cl. A1, 2.342%, 2/25/21		2,931,922	3,018,138

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22		1,800,178	2,017,261
Series 151, Cl. F, 9.00%, 5/15/21		2,617	2,924
Series 1590, Cl. IA, 1.225%, 10/15/23[2]		1,364,276	1,402,126
Series 1674, Cl. Z, 6.75%, 2/15/24		60,344	67,308
Series 2034, Cl. Z, 6.50%, 2/15/28		13,332	15,295

15      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2042, Cl. N, 6.50%, 3/15/28	$15,904	$17,809
Series 2043, Cl. ZP, 6.50%, 4/15/28	1,387,869	1,559,733
Series 2053, Cl. Z, 6.50%, 4/15/28	11,479	13,175
Series 2116, Cl. ZA, 6.00%, 1/15/29	732,387	837,356
Series 2122, Cl. F, 0.625%, 2/15/29[2]	34,679	35,091
Series 2279, Cl. PK, 6.50%, 1/15/31	21,625	25,231
Series 2326, Cl. ZP, 6.50%, 6/15/31	179,772	202,489
Series 2344, Cl. FP, 1.125%, 8/15/31[2]	452,576	466,750
Series 2368, Cl. PR, 6.50%, 10/15/31	25,612	28,876
Series 2368, Cl. TG, 6.00%, 10/15/16	37,341	38,117
Series 2401, Cl. FA, 0.825%, 7/15/29[2]	62,258	63,434
Series 2412, Cl. GF, 1.125%, 2/15/32[2]	742,687	765,611
Series 2427, Cl. ZM, 6.50%, 3/15/32	871,098	1,021,193
Series 2451, Cl. FD, 1.175%, 3/15/32[2]	297,468	307,191
Series 2453, Cl. BD, 6.00%, 5/15/17	17,537	18,250
Series 2461, Cl. PZ, 6.50%, 6/15/32	112,335	132,508
Series 2464, Cl. FI, 1.175%, 2/15/32[2]	265,634	272,890
Series 2470, Cl. AF, 1.175%, 3/15/32[2]	479,938	495,650
Series 2470, Cl. LF, 1.175%, 2/15/32[2]	271,669	279,090
Series 2475, Cl. FB, 1.175%, 2/15/32[2]	372,068	382,231
Series 2517, Cl. GF, 1.175%, 2/15/32[2]	224,622	230,758
Series 2551, Cl. LF, 0.675%, 1/15/33[2]	36,518	36,833
Series 2564, Cl. MP, 5.00%, 2/15/18	53,607	56,090
Series 2585, Cl. HJ, 4.50%, 3/15/18	29,645	31,070
Series 2635, Cl. AG, 3.50%, 5/15/32	379,630	399,392
Series 2668, Cl. AZ, 4.00%, 9/15/18	151,794	158,147
Series 2676, Cl. KY, 5.00%, 9/15/23	781,994	850,495
Series 2707, Cl. QE, 4.50%, 11/15/18	296,635	311,400
Series 2770, Cl. TW, 4.50%, 3/15/19	73,327	77,208
Series 3010, Cl. WB, 4.50%, 7/15/20	13,334	14,078
Series 3025, Cl. SJ, 24.11%, 8/15/35[2]	591,343	895,087
Series 3465, Cl. HA, 4.00%, 7/15/17	23,563	23,673
Series 3741, Cl. PA, 2.15%, 2/15/35	1,062,902	1,082,795
Series 3815, Cl. BD, 3.00%, 10/15/20	47,118	48,357
Series 3840, Cl. CA, 2.00%, 9/15/18	32,205	32,636
Series 3848, Cl. WL, 4.00%, 4/15/40	1,364,929	1,406,760
Series 3857, Cl. GL, 3.00%, 5/15/40	29,769	30,638
Series 3917, Cl. BA, 4.00%, 6/15/38	761,532	800,166
Series 4221, Cl. HJ, 1.50%, 7/15/23	1,178,730	1,191,786

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2035, Cl. PE, 0.00%, 3/15/28[3,4]	27,932	4,411
Series 2049, Cl. PL, 20.345%, 4/15/28[3]	162,786	25,843
Series 2074, Cl. S, 52.835%, 7/17/28[3]	141,229	31,159
Series 2079, Cl. S, 0.00%, 7/17/28[3,4]	253,738	57,710
Series 2177, Cl. SB, 99.999%, 8/15/29[3]	158,216	44,273
Series 2526, Cl. SE, 24.972%, 6/15/29[3]	293,818	68,740
Series 2682, Cl. TQ, 99.999%, 10/15/33[3]	1,078,844	237,739
Series 2795, Cl. SH, 9.637%, 3/15/24[3]	2,083,269	287,308
Series 2920, Cl. S, 0.00%, 1/15/35[3,5]	1,950,594	409,040

16      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2922, Cl. SE, 4.859%, 2/15/35[3]	$127,560	$26,282
Series 2981, Cl. AS, 30.097%, 5/15/35[3]	1,047,383	211,604
Series 2981, Cl. BS, 99.999%, 5/15/35[3]	2,122,324	447,486
Series 3004, Cl. SB, 99.999%, 7/15/35[3]	3,144,254	565,608
Series 3201, Cl. SG, 2.238%, 8/15/36[3]	861,918	147,265
Series 3397, Cl. GS, 12.339%, 12/15/37[3]	669,605	119,968
Series 3424, Cl. EI, 1.707%, 4/15/38[3]	329,793	37,731
Series 3450, Cl. BI, 6.668%, 5/15/38[3]	976,913	209,054
Series 3606, Cl. SN, 0.00%, 12/15/39[3,4]	512,024	82,866
Series 3659, Cl. IE, 0.00%, 3/15/19[3,4]	1,298,391	79,537
Series 3685, Cl. EI, 0.00%, 3/15/19[3,4]	931,877	49,778

Federal Home Loan Mortgage Corp., Structured Agency Credit Risk Debt Nts.:
Series 2014-DN4, Cl. M3, 4.724%, 10/25/24[2]	13,185,000	13,663,853
Series 2014-HQ2, Cl. M3, 3.924%, 9/25/24[2]	16,320,000	15,994,098
Series 2015-DN1, Cl. M3, 4.324%, 1/25/25[2]	4,505,000	4,639,760

Federal National Mortgage Assn.:
3.00%, 4/1/30[6]	47,610,000	49,903,089
3.50%, 4/25/45[6]	137,085,000	144,030,279
4.00%, 4/1/45[6]	42,050,000	44,966,400
4.50%, 4/1/30[6]	3,647,000	3,822,512

Federal National Mortgage Assn. Grantor Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-T10, Cl. IO, 0.00%, 12/25/41[3,4]	51,247,318	775,767
Series 2001-T3, Cl. IO, 0.00%, 11/25/40[3,4]	7,429,283	144,442

Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	2,142,528	2,273,878
4.50%, 12/1/20	790,383	834,547
5.00%, 2/1/18-12/1/21	4,334,176	4,555,385
5.50%, 1/1/22-5/1/36	1,025,640	1,146,117
6.00%, 6/1/17-1/1/19	30,995	32,126
6.50%, 4/1/18-1/1/34	4,810,156	5,631,629
7.00%, 11/1/17-4/1/34	7,348,470	8,741,235
7.50%, 2/1/27-3/1/33	3,176,534	3,838,950
8.50%, 7/1/32	23,902	27,711
9.50%, 3/15/21	12,481	12,661
11.00%, 7/1/16-2/1/26	114,314	125,784

Federal National Mortgage Assn., Connecticut Avenue Securities:
Series 2014-C03, Cl. 2M2, 3.074%, 7/25/24[2]	9,390,000	8,788,674
Series 2015-C01, Cl. 1M2, 4.474%, 2/25/25[2]	7,500,000	7,652,794

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 37.712%, 5/25/23[3]	234,247	38,188
Series 247, Cl. 2, 23.487%, 10/25/23[3]	112,398	25,748
Series 252, Cl. 2, 26.004%, 11/25/23[3]	29,278	4,814
Series 254, Cl. 2, 10.469%, 1/25/24[3]	82,297	12,367
Series 301, Cl. 2, 0.00%, 4/25/29[3,4]	270,516	58,660
Series 303, Cl. IO, 31.773%, 11/25/29[3]	250,239	61,556
Series 313, Cl. 2, 5.72%, 6/25/31[3]	2,150,747	327,269
Series 319, Cl. 2, 0.992%, 2/25/32[3]	723,059	164,851
Series 321, Cl. 2, 0.814%, 4/25/32[3]	1,246,630	286,571
Series 324, Cl. 2, 0.00%, 7/25/32[3,4]	546,830	97,598
Series 328, Cl. 2, 0.00%, 12/25/32[3,4]	491,993	62,359
Series 331, Cl. 5, 2.738%, 2/25/33[3]	1,113,042	231,576

17      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 332, Cl. 2, 0.00%, 3/25/33[3,4]	$2,148,557	$465,653
Series 334, Cl. 10, 4.623%, 2/25/33[3]	929,433	191,919
Series 334, Cl. 12, 0.00%, 3/25/33[3,4]	1,317,850	276,249
Series 339, Cl. 7, 0.00%, 11/25/33[3,4]	2,761,490	534,084
Series 345, Cl. 9, 0.00%, 1/25/34[3,4]	753,527	146,068
Series 351, Cl. 10, 0.00%, 4/25/34[3,4]	347,598	67,976
Series 351, Cl. 8, 0.00%, 4/25/34[3,4]	596,745	116,490
Series 356, Cl. 10, 0.00%, 6/25/35[3,4]	450,927	88,712
Series 356, Cl. 12, 0.00%, 2/25/35[3,4]	215,050	44,165
Series 362, Cl. 13, 0.00%, 8/25/35[3,4]	30,689	6,286

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1996-35, Cl. Z, 7.00%, 7/25/26	75,824	85,839
Series 1997-45, Cl. CD, 8.00%, 7/18/27	669,911	777,517
Series 1998-58, Cl. PC, 6.50%, 10/25/28	393,859	446,095
Series 1999-14, Cl. MB, 6.50%, 4/25/29	21,781	25,069
Series 1999-54, Cl. LH, 6.50%, 11/25/29	759,708	872,997
Series 2001-19, Cl. Z, 6.00%, 5/25/31	302,836	346,082
Series 2001-44, Cl. QC, 6.00%, 9/25/16	26,296	26,988
Series 2001-65, Cl. F, 0.774%, 11/25/31[2]	516,078	525,466
Series 2001-80, Cl. ZB, 6.00%, 1/25/32	700,682	804,179
Series 2002-12, Cl. PG, 6.00%, 3/25/17	189,770	196,350
Series 2002-19, Cl. PE, 6.00%, 4/25/17	76,863	78,899
Series 2002-21, Cl. PE, 6.50%, 4/25/32	729,922	825,624
Series 2002-29, Cl. F, 1.174%, 4/25/32[2]	283,225	291,296
Series 2002-64, Cl. FJ, 1.174%, 4/25/32[2]	87,052	89,532
Series 2002-68, Cl. FH, 0.677%, 10/18/32[2]	181,753	184,323
Series 2002-81, Cl. FM, 0.674%, 12/25/32[2]	356,491	361,564
Series 2002-84, Cl. FB, 1.174%, 12/25/32[2]	59,213	60,934
Series 2002-9, Cl. PC, 6.00%, 3/25/17	209,213	216,555
Series 2003-100, Cl. PA, 5.00%, 10/25/18	866,142	912,190
Series 2003-11, Cl. FA, 1.174%, 9/25/32[2]	80,803	83,151
Series 2003-112, Cl. AN, 4.00%, 11/25/18	298,338	310,389
Series 2003-116, Cl. FA, 0.574%, 11/25/33[2]	185,310	186,575
Series 2003-84, Cl. GE, 4.50%, 9/25/18	61,298	64,248
Series 2004-101, Cl. BG, 5.00%, 1/25/20	680,976	700,897
Series 2004-25, Cl. PC, 5.50%, 1/25/34	160,966	170,220
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,865,000	3,444,601
Series 2005-71, Cl. DB, 4.50%, 8/25/25	1,613,060	1,734,223
Series 2006-11, Cl. PS, 23.93%, 3/25/36[2]	595,620	878,620
Series 2006-46, Cl. SW, 23.562%, 6/25/36[2]	839,219	1,223,491
Series 2008-75, Cl. DB, 4.50%, 9/25/23	629,232	656,842
Series 2009-113, Cl. DB, 3.00%, 12/25/20	1,238,058	1,271,815
Series 2009-36, Cl. FA, 1.114%, 6/25/37[2]	663,081	680,458
Series 2009-70, Cl. TL, 4.00%, 8/25/19	1,220,205	1,261,105
Series 2010-43, Cl. KG, 3.00%, 1/25/21	299,898	308,674
Series 2011-122, Cl. EC, 1.50%, 1/25/20	976,025	983,304
Series 2011-15, Cl. DA, 4.00%, 3/25/41	747,008	789,064
Series 2011-3, Cl. EL, 3.00%, 5/25/20	2,051,947	2,108,022
Series 2011-3, Cl. KA, 5.00%, 4/25/40	1,563,862	1,721,457
Series 2011-38, Cl. AH, 2.75%, 5/25/20	34,632	35,426
Series 2011-6, Cl. BA, 2.75%, 6/25/20	806,348	826,592
Series 2011-69, Cl. EA, 3.00%, 11/25/29	726,996	739,132

18      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2011-82, Cl. AD, 4.00%, 8/25/26	$675,527	$703,314
Series 2011-88, Cl. AB, 2.50%, 9/25/26	506,399	517,738
Series 2012-20, Cl. FD, 0.574%, 3/25/42[2]	2,799,634	2,813,618

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 20.778%, 11/18/31[3]	585,782	132,878
Series 2001-63, Cl. SD, 13.231%, 12/18/31[3]	18,535	4,254
Series 2001-68, Cl. SC, 5.774%, 11/25/31[3]	11,834	2,735
Series 2001-81, Cl. S, 17.82%, 1/25/32[3]	164,408	42,404
Series 2002-28, Cl. SA, 27.698%, 4/25/32[3]	139,619	34,736
Series 2002-38, Cl. SO, 40.734%, 4/25/32[3]	156,719	31,202
Series 2002-39, Cl. SD, 32.66%, 3/18/32[3]	243,832	63,670
Series 2002-48, Cl. S, 23.347%, 7/25/32[3]	218,832	44,056
Series 2002-52, Cl. SL, 24.999%, 9/25/32[3]	133,102	34,146
Series 2002-53, Cl. SK, 31.849%, 4/25/32[3]	151,993	40,509
Series 2002-56, Cl. SN, 24.883%, 7/25/32[3]	300,118	69,707
Series 2002-65, Cl. SC, 54.788%, 6/25/26[3]	534,437	118,497
Series 2002-77, Cl. IS, 36.324%, 12/18/32[3]	267,002	70,799
Series 2002-77, Cl. SH, 28.173%, 12/18/32[3]	236,509	47,392
Series 2002-89, Cl. S, 99.999%, 1/25/33[3]	1,608,772	435,852
Series 2002-9, Cl. MS, 20.054%, 3/25/32[3]	238,549	51,475
Series 2003-13, Cl. IO, 8.124%, 3/25/33[3]	1,190,525	210,645
Series 2003-26, Cl. DI, 8.722%, 4/25/33[3]	767,967	187,435
Series 2003-26, Cl. IK, 11.484%, 4/25/33[3]	134,584	21,853
Series 2003-33, Cl. SP, 99.999%, 5/25/33[3]	715,849	153,813
Series 2003-4, Cl. S, 24.723%, 2/25/33[3]	354,674	86,821
Series 2003-46, Cl. IH, 0.00%, 6/25/23[3,4]	123,367	15,814
Series 2004-56, Cl. SE, 8.805%, 10/25/33[3]	797,065	138,665
Series 2005-12, Cl. SC, 8.359%, 3/25/35[3]	61,988	13,418
Series 2005-14, Cl. SE, 28.502%, 3/25/35[3]	459,490	71,669
Series 2005-40, Cl. SA, 99.999%, 5/25/35[3]	2,720,016	471,011
Series 2005-40, Cl. SB, 99.999%, 5/25/35[3]	1,231,532	204,629
Series 2005-52, Cl. JH, 2.653%, 5/25/35[3]	1,382,635	242,053
Series 2006-90, Cl. SX, 99.999%, 9/25/36[3]	2,609,651	500,234
Series 2007-88, Cl. XI, 26.928%, 6/25/37[3]	5,044,638	874,213
Series 2008-55, Cl. SA, 0.00%, 7/25/38[3,4]	351,967	48,173
Series 2009-8, Cl. BS, 0.00%, 2/25/24[3,4]	543,565	33,650
Series 2010-95, Cl. DI, 0.00%, 11/25/20[3,4]	1,698,409	102,824
Series 2012-134, Cl. SA, 10.46%, 12/25/42[3]	1,715,880	442,829
Series 2012-40, Cl. PI, 0.312%, 4/25/41[3]	5,095,920	946,816

Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6%, 5/1/29	2,586	474

Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1992-2, Cl. IO, 0.00%, 9/15/22[3,4]	4,702,522	42,610
Series 1995-2B, Cl. 2IO, 3.994%, 6/15/25[3]	405,535	10,220
Series 1995-3, Cl. 1IO, 0.00%, 9/15/25[3,4]	12,920,507	70,250

		401,927,509

GNMA/Guaranteed—0.1%

Government National Mortgage Assn. I Pool:
7.00%, 1/15/28-8/15/28	629,508	694,802

19      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

GNMA/Guaranteed (Continued)

Government National Mortgage Assn. I Pool: (Continued)
8.00%, 1/15/28-9/15/28	$362,235	$393,300
12.50%, 11/15/15	1,497	1,497
13.00%, 10/15/15	35	35

Government National Mortgage Assn. II Pool:
1.625%, 7/20/27[2]	3,824	3,969
7.00%, 1/20/30	101,215	123,145
11.00%, 10/20/19	1,609	1,635
12.00%, 9/20/15	880	887

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2007-17, Cl. AI, 18.633%, 4/16/37[3]	1,645,114	346,429
Series 2011-52, Cl. HS, 9.008%, 4/16/41[3]	2,991,215	609,857

Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8.00%, 9/16/29	3,029,239	3,582,071
Series 2000-12, Cl. ZA, 8.00%, 2/16/30	1,468,125	1,709,548
Series 2000-7, Cl. Z, 8.00%, 1/16/30	1,256,723	1,452,448

		8,919,623

Non-Agency—5.9%

Commercial—5.1%

Banc of America Commercial Mortgage Trust, Series 2006-6, Cl. AM, 5.39%, 10/10/45	130,000	137,613

Banc of America Funding Trust, Series 2006-G, Cl. 2A4, 0.466%, 7/20/36[2]	2,880,000	2,693,025

BCAP LLC Trust:
Series 2011-R11, Cl. 18A5, 2.27%, 9/26/35[1,2]	423,358	430,987
Series 2012-RR2, Cl. 6A3, 2.693%, 9/26/35[1,2]	1,452,642	1,456,267
Series 2012-RR6, Cl. RR6, 2.404%, 11/26/36[1]	550,041	550,972
Series 2013-RR2, Cl. 5A2, 2.659%, 3/26/36[1,2]	11,426,349	9,607,677

Bear Stearns ARM Trust, Series 2005-2, Cl. A1, 2.68%, 3/25/35[2]	746,059	755,275

Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[1,3,4]	497,782	20,951

CHL Mortgage Pass-Through Trust, Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	3,731,156	3,683,945

Citigroup Commercial Mortgage Trust, Series 2013-GC11, Cl. D, 4.458%, 4/10/46[1,2]	865,000	861,035

Citigroup Mortgage Loan Trust, Inc.:
Series 2009-8, Cl. 7A2, 2.615%, 3/25/36[1,2]	30,000,000	27,918,270
Series 2012-8, Cl. 1A1, 2.687%, 10/25/35[1,2]	2,637,323	2,662,238
Series 2014-8, Cl. 1A2, 0.466%, 7/20/36[2,7]	1,635,000	1,308,000

COMM Mortgage Trust:
Series 2012-CR4, Cl. D, 4.576%, 10/15/45[1,2]	250,000	252,832
Series 2012-CR5, Cl. E, 4.336%, 12/10/45[1,2]	1,880,000	1,888,287
Series 2013-CR6, Cl. D, 4.174%, 3/10/46[1,2]	5,435,000	5,224,611
Series 2013-CR7, Cl. D, 4.354%, 3/10/46[1,2]	8,505,000	8,228,957
Series 2013-CR9, Cl. D, 4.259%, 7/10/45[1,2]	7,315,000	7,065,387
Series 2013-LC13, Cl. D, 5.048%, 8/10/46[1,2]	11,354,000	11,669,511
Series 2014-UBS3, Cl. D, 4.815%, 6/10/47[1,2]	20,455,000	19,914,364

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[3,4]	9,641,448	888,189

Commercial Mortgage Trust, Series 2007-GG9, Cl. AM, 5.475%, 3/10/39	2,005,000	2,116,935

Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Cl. AJ, 5.469%, 2/15/39[2]	2,475,000	2,559,068

20      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Commercial (Continued)

Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[2]	$2,150,000	$2,191,446

CSMC, Series 2009-13R, Cl. 4A1, 2.623%, 9/26/36[1,2]	74,589	75,174

DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.558%, 11/10/46[1,2]	360,000	397,223

Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 0.396%, 7/22/36[1,2]	920,000	793,037

FREMF Mortgage Trust:
Series 2012-K501, Cl. C, 3.443%, 11/25/46[1,2]	125,000	127,939
Series 2013-K25, Cl. C, 3.618%, 11/25/45[1,2]	1,975,000	1,980,808
Series 2013-K26, Cl. C, 3.60%, 12/25/45[1,2]	335,000	337,295
Series 2013-K27, Cl. C, 3.497%, 1/25/46[1,2]	520,000	516,458
Series 2013-K28, Cl. C, 3.495%, 6/25/46[1,2]	5,590,000	5,546,141
Series 2013-K502, Cl. C, 3.191%, 3/25/45[1,2]	630,000	642,555
Series 2013-K712, Cl. C, 3.369%, 5/25/45[1,2]	660,000	666,298
Series 2013-K713, Cl. C, 3.165%, 4/25/46[1,2]	420,000	417,870
Series 2014-K715, Cl. C, 4.124%, 2/25/46[1,2]	25,000	25,977

GS Mortgage Securities Trust, Series 2014-GC22, Cl. D, 4.647%, 6/10/47[1,2]	4,577,000	4,422,224

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.201%, 7/25/35[2]	728,520	721,865

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Cl. E, 4.422%, 12/15/47[1,2]	1,500,000	1,512,551

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Cl. AJ, 5.623%, 5/12/45	7,123,000	7,280,340
Series 2006-LDP8, Cl. AJ, 5.48%, 5/15/45[2]	1,310,000	1,370,199
Series 2013-C10, Cl. D, 4.159%, 12/15/47[2]	8,197,000	7,999,690

JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 2.556%, 7/25/35[2]	417,512	418,877

JP Morgan Resecuritization Trust:
Series 2009-11, Cl. 5A1, 2.623%, 9/26/36[1,2]	283,213	283,940
Series 2009-5, Cl. 1A2, 2.629%, 7/26/36[1,2]	19,252,378	16,706,878

JPMBB Commercial Mortgage Securities Trust:
Series 2013-C14, Cl. D, 4.562%, 8/15/46[1,2]	8,445,000	8,438,219
Series 2013-C15, Cl. D, 5.082%, 11/15/45[1,2]	3,755,000	3,870,778
Series 2014-C21, Cl. D, 4.661%, 8/15/47[2]	14,850,000	14,432,433
Series 2014-C25, Cl. AS, 4.065%, 11/15/47	3,635,000	3,940,654

LB-UBS Commercial Mortgage Trust, Series 2006-C4, Cl. AM, 5.842%, 6/15/38[2]	750,000	789,849

Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[1,2]	108,985	94,627

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.662%, 11/15/45[1,2]	2,240,000	2,301,219
Series 2013-C12, Cl. D, 4.768%, 10/15/46[1,2]	7,630,000	7,674,536
Series 2013-C13, Cl. D, 4.895%, 11/15/46[1,2]	430,000	436,261
Series 2013-C7, Cl. D, 4.302%, 2/15/46[1,2]	1,720,000	1,715,723
Series 2013-C8, Cl. D, 4.171%, 12/15/48[1,2]	655,000	646,021
Series 2014-C14, Cl. D, 4.834%, 2/15/47[1,2]	9,810,000	9,920,461

Morgan Stanley Capital I Trust, Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	2,707,000	2,886,745

Morgan Stanley Re-Remic Trust:
Series 2012-R3, Cl. 1A, 1.959%, 11/26/36[1,2]	2,510,632	2,450,526
Series 2012-R3, Cl. 1B, 1.959%, 11/26/36[1,2]	13,193,810	9,847,856

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.364%, 6/26/46[1,2]	426,028	430,478

RALI Trust, Series 2005-QA4, Cl. A32, 3.04%, 4/25/35[2]	129,375	19,396

21      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Commercial (Continued)

Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.417%, 8/25/34[2]	$17,799,783	$17,664,807

UBS-Barclays Commercial Mortgage Trust:
Series 2012-C2, Cl. E, 4.89%, 5/10/63[1,2]	11,597,194	11,950,201
Series 2013-C5, Cl. D, 4.092%, 3/10/46[1,2]	13,830,000	13,413,779

Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA3, Cl. 5A, 1.942%, 4/25/47[2]	1,400,278	1,073,290

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1, Cl. 1A1, 2.617%, 2/25/35[2]	5,615,328	5,656,786
Series 2005-AR10, Cl. 1A1, 2.619%, 6/25/35[2]	3,001,115	3,074,904
Series 2005-AR15, Cl. 1A6, 2.613%, 9/25/35[2]	13,072,405	12,470,709
Series 2006-AR7, Cl. 2A4, 2.619%, 5/25/36[2]	5,023,656	4,771,820

WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.458%, 12/15/45[1,2]	385,000	382,341
Series 2012-C7, Cl. E, 4.845%, 6/15/45[1,2]	660,000	679,246
Series 2012-C8, Cl. E, 4.876%, 8/15/45[1,2]	2,025,000	2,115,718
Series 2013-C11, Cl. D, 4.182%, 3/15/45[1,2]	379,000	373,438
Series 2013-C15, Cl. D, 4.482%, 8/15/46[1,2]	12,358,996	12,209,186

WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[1,3,4]	23,309,323	1,198,845

		323,260,033

Multi-Family—0.1%

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Cl. 1A2, 2.613%, 9/25/35[2]	1,290,537	1,263,576
Series 2006-AR2, Cl. 2A3, 2.615%, 3/25/36[2]	7,931,582	7,858,422

		9,121,998

Residential—0.7%

Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 2.36%, 2/25/36[2]	32,744	32,724

CD Commercial Mortgage Trust, Series 2007-CD4, Cl. AMFX, 5.366%, 12/11/49[2]	1,875,000	1,963,541

Chase Funding Trust, Series 2003-2, Cl. 2A2, 0.734%, 2/25/33[2]	16,651	15,246

CHL Mortgage Pass-Through Trust, Series 2005-J4, Cl. A7, 5.50%, 11/25/35	3,229,165	3,402,354

Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2, Cl. 1A3, 2.69%, 5/25/35[2]	4,197,042	4,191,947
Series 2005-3, Cl. 2A4, 0.124%, 8/25/35[2]	7,185,421	6,114,333

CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G, Cl. 2A, 0.405%, 12/15/35[2]	222,125	192,154
Series 2006-H, Cl. 2A1A, 0.325%, 11/15/36[2]	100,868	73,672

GSR Mortgage Loan Trust, Series 2005-AR6, Cl. 1A4, 2.67%, 9/25/35[2]	8,661,493	8,660,261

Home Equity Mortgage Trust, Series 2005-1, Cl. M6, 5.863%, 6/25/35[2]	1,875,956	1,911,296

MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.274%, 8/25/36[2]	4,426,542	2,208,758

Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 2.529%, 12/25/34[2]	148,648	147,310

NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29[7,8]	4,912,783	1,277,324

RALI Trust:
Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	2,670	2,688
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	105,818	86,606

Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6%, 6/25/35	8,146,802	7,771,910

22      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Residential (Continued)

WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.419%, 10/25/33[2]		$226,792	$232,131

Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.765%, 10/25/36[2]		4,537,811	4,410,711

			42,694,966

Total Mortgage-Backed Obligations (Cost $754,957,923)			785,924,129

U.S. Government Obligations—2.1%

Federal National Mortgage Assn. Nts., 1%, 9/27/17		2,260,000	2,269,727

United States Treasury Bonds, Strips, 0.905%, 8/15/16[9]		11,000,000	10,941,502

United States Treasury Nts.:
0.625%, 4/30/18		9,750,000	9,660,875
1.375%, 9/30/18[10]		75,256,000	76,049,725
2.00%, 9/30/20[11]		29,428,000	30,228,088
2.50%, 8/15/23		2,703,000	2,844,908

Total U.S. Government Obligations (Cost $130,118,424)			131,994,825

Foreign Government Obligations—13.2%

Angola—0.0%
Republic of Angola Via Northern Lights III BV Sr. Unsec. Nts., 7%, 8/16/19		2,235,000	2,250,893

Brazil—2.6%
Brazil Minas SPE via State of Minas Gerais Sec. Bonds, 5.333%, 2/15/28[1]		3,030,000	2,908,800

Federative Republic of Brazil International Bonds, 4.25%, 1/7/25		7,785,000	7,639,031

Federative Republic of Brazil Nota Do Tesouro Nacional Sr. Unsec. Nts.:
4.875%, 1/22/21		6,090,000	6,424,950
9.762%, 1/1/17	BRL	255,530,000	75,956,880

Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts., 13.288%, 8/15/50	BRL	14,150,000	10,771,661

Federative Republic of Brazil Unsec. Bonds, 12.959%, 10/1/15[9]	BRL	214,500,000	63,107,848

			166,809,170

China—0.1%
Export-Import Bank of China (The) Sr. Unsec. Nts., 3.625%, 7/31/24[1]		6,745,000	7,075,235

Colombia—1.0%
Republic of Colombia Sr. Unsec. Nts.:
4.00%, 2/26/24		5,685,000	5,875,447
4.375%, 7/12/21		6,820,000	7,253,070
5.00%, 6/15/45		3,820,000	3,944,150
5.625%, 2/26/44		1,395,000	1,565,888
7.375%, 9/18/37		1,340,000	1,798,950
8.125%, 5/21/24		3,140,000	4,184,050
Series B, 10.00%, 7/24/24	COP	86,150,000,000	39,881,353

			64,502,908

Croatia—0.2%
Republic of Croatia Sr. Unsec. Nts.:
5.50%, 4/4/23[1]		8,765,000	9,345,681

23      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Croatia (Continued)
Republic of Croatia Sr. Unsec. Nts.: (Continued)
6.375%, 3/24/21[1]		$1,430,000	$1,582,867
6.75%, 11/5/19[1]		865,000	963,394

			11,891,942

Dominican Republic—0.2%
Banco de Reservas de la Republica Dominicana Sub. Nts., 7%, 2/1/23[1]		4,065,000	4,107,317

Dominican Republic Sr. Unsec. Bonds:
5.50%, 1/27/25[1]		2,430,000	2,521,125
5.875%, 4/18/24[1]		1,240,000	1,305,100
6.60%, 1/28/24[1]		3,490,000	3,804,100
6.85%, 1/27/45[1]		3,835,000	4,045,925

			15,783,567

Egypt—0.0%
Arab Republic of Egypt Bonds, 6.875%, 4/30/40[1]		855,000	866,756

Gabon—0.1%
Gabonese Republic Unsec. Bonds, 6.375%, 12/12/24[1]		3,285,000	3,112,537

Greece—0.4%
Athens Urban Transportation Organisation Sr. Unsec. Nts., 4.851%, 9/19/16	EUR	3,055,000	2,414,360

Hellenic Republic Sr. Unsec. Bonds:
5.20%, 7/17/34	EUR	17,505,000	10,249,092
6.14%, 4/14/28	EUR	19,480,000	13,902,381

			26,565,833

Hungary—0.3%
Hungary Bonds, 5.50%, 6/24/25	HUF	2,250,000,000	9,570,789

Hungary Unsec. Bonds:
Series 20/A, 7.50%, 11/12/20	HUF	1,182,000,000	5,271,626
Series 23/A, 6.00%, 11/24/23	HUF	1,538,000,000	6,655,375

			21,497,790

India—1.2%
Indian Railway Finance Corp. Ltd. Sr. Unsec. Nts., 3.417%, 10/10/17		3,815,000	3,930,064

Republic of India Sr. Unsec. Bonds:
7.28%, 6/3/19	INR	2,592,000,000	40,863,153
8.83%, 11/25/23	INR	1,699,000,000	28,754,824

			73,548,041

Indonesia—1.1%
Perusahaan Penerbit SBSN Indonesia III Sr. Unsec. Nts., 4%, 11/21/18[1]		2,800,000	2,951,900

Perusahaan Penerbit SBSN Indonesia III Unsec. Nts.:
4.35%, 9/10/24[1]		1,830,000	1,890,939
6.125%, 3/15/19[1]		6,355,000	7,191,127

Republic of Indonesia International Bonds:
4.125%, 1/15/25[1]		5,105,000	5,264,531
5.125%, 1/15/45[1]		2,550,000	2,690,250

24      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Indonesia (Continued)

Republic of Indonesia Sr. Unsec. Bonds:
3.375%, 4/15/23[1]		$3,130,000	$3,083,050
4.625%, 4/15/43[1]		1,625,000	1,594,531
4.875%, 5/5/21[1]		7,805,000	8,536,719
5.375%, 10/17/23[1]		2,655,000	2,983,556
5.875%, 1/15/24[1]		3,715,000	4,304,756
6.75%, 1/15/44[1]		1,070,000	1,370,938
11.625%, 3/4/19[1]		1,690,000	2,260,375

Republic of Indonesia Treasury Bonds, Series FR70, 8.375%, 3/15/24	IDR	317,050,000,000	25,890,437

			70,013,109

Ivory Coast—0.2%
Republic of Cote d’Ivoire Sr. Unsec. Bonds, 5.75%, 12/31/32[2]		12,175,000	11,672,696

Republic of Cote d’Ivorie Bonds, 6.375%, 3/3/28[1]		2,730,000	2,743,650

			14,416,346

Kenya—0.1%
Republic of Kenya Sr. Unsec. Bonds:
5.875%, 6/24/19[1]		1,685,000	1,738,499
6.875%, 6/24/24[1]		3,530,000	3,703,852

			5,442,351

Mexico—1.8%
United Mexican States Bonds:
3.00%, 3/6/45	EUR	2,555,000	2,866,770
3.60%, 1/30/25		9,205,000	9,492,656

United Mexican States Unsec. Bonds:
4.60%, 1/23/46		5,100,000	5,253,000
5.625%, 1/15/17		8,135,000	8,745,125
Series M, 5.00%, 12/11/19	MXN	1,338,400,000	86,782,037
Series M20, 4.75%, 3/8/44		1,305,000	1,376,775

			114,516,363

Morocco—0.1%
Kingdom of Morocco Sr. Unsec. Bonds, 5.50%, 12/11/42[1]		4,140,000	4,638,001

Kingdom of Morocco Sr. Unsec. Nts., 4.25%, 12/11/22[1]		3,435,000	3,572,400

			8,210,401

Panama—0.4%
Republic of Panama Sr. Unsec. Bonds:
3.75%, 3/16/25		3,845,000	3,960,350
4.00%, 9/22/24		1,840,000	1,936,600
5.20%, 1/30/20		10,175,000	11,370,562
6.70%, 1/26/36		1,970,000	2,590,550
9.375%, 4/1/29		1,750,000	2,686,250

			22,544,312

Peru—0.2%
Republic of Peru Sr. Unsec. Bonds:
5.625%, 11/18/50		4,500,000	5,512,500
7.35%, 7/21/25		3,345,000	4,565,925

			10,078,425

25      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Philippines—0.3%
Republic of the Philippines Sr. Unsec. Bonds:
6.375%, 1/15/32		$5,995,000	$8,168,187
6.375%, 10/23/34		7,395,000	10,399,219

			18,567,406

Poland—0.3%
Republic of Poland Sr. Unsec. Bonds:
3.00%, 3/17/23		13,250,000	13,634,250
5.125%, 4/21/21		5,715,000	6,579,679

			20,213,929

Portugal—0.3%
Portugal Obrigacoes do Tesouro OT Bonds, 2.875%, 10/15/25[1]	EUR	13,490,000	16,163,348

Russia—0.1%
Russian Federation Sr. Unsec. Bonds, 4.875%, 9/16/23[1]		5,360,000	5,184,192

Russian Federation Sr. Unsec. Nts., 5%, 4/29/20[1]		4,260,000	4,286,625

			9,470,817

Senegal—0.0%
Republic of Senegal Unsec. Bonds, 6.25%, 7/30/24[1]		1,205,000	1,180,257

Serbia—0.2%
Republic of Serbia Sr. Unsec. Bonds, 5.25%, 11/21/17[1]		4,420,000	4,604,977

Republic of Serbia Unsec. Bonds, 5.875%, 12/3/18[1]		4,685,000	4,989,525

			9,594,502

South Africa—0.8%
Republic of South Africa Sr. Unsec. Bonds:
5.375%, 7/24/44		3,670,000	3,952,957
5.875%, 9/16/25		6,620,000	7,601,084
Series R208, 6.75%, 3/31/21	ZAR	183,500,000	14,684,932

Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	150,000,000	12,497,873
Series R186, 10.50%, 12/21/26	ZAR	107,600,000	10,739,064

			49,475,910

Sri Lanka—0.1%
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds:
5.875%, 7/25/22[1]		3,025,000	3,095,331
6.00%, 1/14/19[1]		3,400,000	3,493,500
6.25%, 10/4/20[1]		1,490,000	1,553,325

			8,142,156

Turkey—1.0%
Republic of Turkey Bonds:
4.875%, 4/16/43		4,760,000	4,718,350
10.50%, 1/15/20	TRY	115,070,000	48,365,752

Republic of Turkey Sr. Unsec. Bonds:
4.35%, 11/12/21	EUR	3,130,000	3,748,658
6.00%, 1/14/41		1,270,000	1,448,054
6.625%, 2/17/45		1,020,000	1,265,769
6.875%, 3/17/36		2,745,000	3,410,031

			62,956,614

26      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

United Arab Emirates—0.0%
Emirate of Dubai Sr. Unsec. International Bonds, 5.25%, 1/30/43	$1,855,000	$1,775,608

Uruguay—0.1%
Oriental Republic of Uruguay Sr. Unsec. Bonds, 5.10%, 6/18/50	4,295,000	4,477,538

Venezuela—0.0%
Bolivarian Republic of Venezuela Sr. Unsec. Bonds, 7.75%, 10/13/19	1,060,000	386,900

Vietnam—0.0%
Socialist Republic of Vietnam Bonds, 4.80%, 11/19/24[1]	2,475,000	2,589,469

Total Foreign Government Obligations (Cost $891,255,503)		844,120,433

Corporate Loans—2.6%

Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/30/18[2]	2,445,507	2,324,760

Affinion Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 10/31/18[2]	3,620,112	3,185,699

Amaya BV, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 7/29/22[2]	2,600,000	2,603,250

Asurion LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/3/21[2]	17,905,078	18,028,175

AZ Chem US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.50%, 6/10/22[2]	3,550,000	3,513,020

Blue Coat Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 6/26/20[2]	3,105,000	3,186,506

Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 9.75%, 1/29/18[2]	3,283,500	3,004,403

Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[2]	13,233,251	12,552,177

Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/10/21[2]	3,188,903	2,837,326

Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 6.922%, 1/30/19[2]	18,144,571	17,300,849

Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 7.671%, 7/30/19[2]	3,511,153	3,394,407

Del Monte Foods Co., Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 8/18/21[2]	3,950,000	3,589,562

Deltek, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 10/10/19[2]	5,650,000	5,713,562

Deluxe Entertainment Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 2/26/20[2]	1,113,861	1,083,230

Dialysis Newco, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 10/21/21[2]	8,500,000	8,468,125

Entegra TC LLC, Sr. Sec. Credit Facilities Exit 3rd Lien Term Loan, 9.25%, 10/3/20[2,13]	5,177,402	5,060,911

FairPoint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 2/14/19[2]	2,670,950	2,717,275

Fieldwood Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.375%, 9/30/20[2,6]	694,922	511,420

27      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Corporate Loans (Continued)

Flint Group GmbH, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 9/5/22[2]		$2,120,000	$2,072,300

GYP Holdings III Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 3/27/22[2]		5,630,000	5,517,400

IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 8/6/21[2]		4,310,000	4,345,019

iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 3/19/17[2]		2,946,834	3,020,505

Moxie Patriot LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.75%, 12/19/20[2]		4,325,000	4,346,625

NewPage Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.50%, 2/5/21[2,6]		8,354,545	8,034,984

NFR Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[2,6]		4,445,000	2,155,825

NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/9/19[2]		3,589,497	3,086,968

Orchard Acquisition Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 2/8/19[2]		1,067,074	1,042,176

Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[2,8]		12,760,000	7,209,400

Radnet Management, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.00%, 3/25/21[2]		1,760,000	1,744,600

Revel Entertainment, Inc., Sr. Sec. Credit Facilities 2nd Lien Exit Term Loan, 14.50%, 5/20/18[2,8,13]		5,285,760	26,434

RP Crown Parent LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 12/21/18[2]		6,171,234	6,088,694

Sun Products Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 3/23/20[2,6]		5,306,653	5,132,531

Templar Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 11/25/20[2]		9,164,000	6,265,885

TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/26/20[2]		7,155,000	6,367,950

Total Corporate Loans (Cost $182,759,336)			165,531,953

Corporate Bonds and Notes—55.9%

Consumer Discretionary—10.5%

Auto Components—1.2%

Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21		8,735,000	9,084,400

BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45		574,000	598,559

Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[1]		11,470,000	10,882,162

GKN Holdings plc:
5.375% Sr. Unsec. Nts., 9/19/22	GBP	2,410,000	4,169,952
6.75% Sr. Unsec. Nts., 10/28/19	GBP	4,430,000	7,825,067

Goodyear Tire & Rubber Co., 8.25% Sr. Unsec. Nts., 8/15/20		10,060,000	10,688,750

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22		12,140,000	12,549,725

Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23		8,810,000	8,898,100

MPG Holdco I, Inc., 7.375% Sr. Unsec. Nts., 10/15/22[1]		11,075,000	11,891,781

			76,588,496

28      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Automobiles—0.5%

Daimler Finance North America LLC:
2.375% Sr. Unsec. Nts., 8/1/18[1]		$4,390,000	$4,503,227
8.50% Sr. Unsec. Unsub. Nts., 1/18/31		965,000	1,531,628

Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24		4,078,000	4,215,943

General Motors Co.:
5.00% Sr. Unsec. Nts., 4/1/35		8,715,000	9,330,000
6.25% Sr. Unsec. Nts., 10/2/43		1,550,000	1,906,021

Jaguar Land Rover Automotive plc, 5.625% Sr. Unsec. Nts., 2/1/23[1]		6,210,000	6,567,075

Volkswagen International Finance NV, 3.875% Jr. Sub. Perpetual Bonds[2,12]	EUR	6,335,000	7,269,932

			35,323,826

Distributors—0.1%

LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23		5,694,000	5,608,590

Diversified Consumer Services—0.2%

Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20		9,050,000	8,902,938

Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24		1,838,000	1,929,900

			10,832,838

Hotels, Restaurants & Leisure—1.9%

1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[1]		6,895,000	7,179,419

Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18		2,770,000	2,901,575

Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope, 11% Sec. Nts., 10/1/21		5,175,000	4,554,000

Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.375% Sec. Nts., 5/1/22[1]		5,690,000	4,395,525

Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21		5,045,000	5,133,287

Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sr. Sec. Nts., 3/15/19[1]		9,480,000	10,048,800

Isle of Capri Casinos, Inc., 7.75% Sr. Unsec. Nts., 3/15/19		9,245,000	9,643,691

Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[1]		12,985,000	13,958,875

MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[1]		7,415,000	6,970,100

Merlin Entertainments plc, 2.75% Sr. Unsec. Nts., 3/15/22[1]	EUR	4,840,000	5,246,494

MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23		3,750,000	3,871,875
6.625% Sr. Unsec. Nts., 12/15/21		6,385,000	6,851,903
6.75% Sr. Unsec. Nts., 10/1/20		5,060,000	5,420,525

MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19		7,527,100	8,185,721

NCL Corp. Ltd., 5.25% Sr. Unsec. Nts., 11/15/19[1]		4,255,000	4,382,650

PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]		4,035,000	4,196,400

Pinnacle Entertainment, Inc., 6.375% Sr. Unsec. Nts., 8/1/21		5,655,000	6,036,712

Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08[7,8]		14,750,000	—

Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[1]		4,285,000	4,102,888

Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[1]		6,380,000	7,129,650

			120,210,090

Household Durables—0.7%

Arcelik AS, 5% Sr. Unsec. Nts., 4/3/23[1]		1,700,000	1,631,150

Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22		3,295,000	3,447,394

29      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Household Durables (Continued)

K Hovnanian Enterprises, Inc.:
7.00% Sr. Unsec. Nts., 1/15/19[1]		$3,725,000	$3,587,641
9.125% Sec. Nts., 11/15/20[7]		5,740,000	6,084,400

KB Home:
7.00% Sr. Unsec. Nts., 12/15/21		5,900,000	6,018,000
7.625% Sr. Unsec. Nts., 5/15/23		8,415,000	8,667,450

Lennar Corp., 4.75% Sr. Unsec. Nts., 11/15/22		1,280,000	1,308,800

Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20		9,805,000	10,613,912

Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.625% Sr. Unsec. Nts., 3/1/24[1]		834,000	815,235

Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23		833,000	845,495

Whirlpool Corp., 1.65% Sr. Unsec. Nts., 11/1/17		840,000	845,782

			43,865,259

Leisure Equipment & Products—0.0%

Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18		1,592,000	1,585,452

Media—3.8%

21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41		670,000	869,451

Altice Financing SA, 6.50% Sec. Nts., 1/15/22[1]		13,855,000	14,279,309

Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]		5,345,000	5,682,403

Altice SA, 7.25% Sr. Sec. Nts., 5/15/22[1]	EUR	8,575,000	9,625,260

Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27		10,973,000	12,399,490

CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 9/1/23		6,025,000	6,318,719

CCOH Safari LLC, 5.75% Sr. Unsec. Nts., 12/1/24		12,510,000	12,916,575

Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42		1,129,000	1,267,762

Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Nts., 5/1/19		2,465,000	2,424,944

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42		1,105,000	1,160,917

DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24		22,830,000	22,915,612
6.75% Sr. Unsec. Nts., 6/1/21		2,985,000	3,186,487

DreamWorks Animation SKG, Inc., 6.875% Sr. Unsec. Nts., 8/15/20[1]		4,185,000	4,101,300

Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19		3,565,000	3,885,850

Gannett Co., Inc.:
5.125% Sr. Unsec. Nts., 7/15/20		5,225,000	5,466,656
5.50% Sr. Unsec. Nts., 9/15/24[1]		5,115,000	5,364,356
6.375% Sr. Unsec. Nts., 10/15/23		2,250,000	2,449,688

Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20		13,360,000	14,128,200

iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19		2,625,000	2,615,156

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24		888,000	942,507

Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23		1,885,000	1,936,838

LIN Television Corp., 6.375% Sr. Unsec. Nts., 1/15/21		6,910,000	7,169,125

Nexstar Broadcasting, Inc.:
6.125% Sr. Unsec. Nts., 2/15/22[1]		3,860,000	3,966,150
6.875% Sr. Unsec. Nts., 11/15/20		6,950,000	7,367,000

Numericable SFR SAS, 6% Sr. Sec. Nts., 5/15/22[1]		12,565,000	12,769,181

Sinclair Television Group, Inc.:
5.375% Sr. Unsec. Nts., 4/1/21		5,450,000	5,613,500

30      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Media (Continued)

Sinclair Television Group, Inc.: (Continued)
6.125% Sr. Unsec. Nts., 10/1/22		$8,300,000	$8,737,410

Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[1]		963,000	997,570

Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42		1,443,000	1,498,066

Time Warner, Inc., 4.65% Sr. Unsec. Nts., 6/1/44		723,000	782,146

Univision Communications, Inc., 8.50% Sr. Unsec. Nts., 5/15/21[1]		3,545,000	3,802,013

UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[1]	EUR	8,185,000	9,676,754

UPCB Finance IV Ltd., 5.375% Sr. Unsec. Nts., 1/15/25[1,6]		3,440,000	3,440,000

UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[1]		9,975,000	10,785,469

UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[1]		9,860,000	10,574,850

Viacom, Inc., 2.75% Sr. Unsec. Nts., 12/15/19		683,000	694,507

Virgin Media Finance plc, 7% Sr. Unsec. Nts., 4/15/23[1]	GBP	3,090,000	5,005,998

Virgin Media Secured Finance plc, 6% Sr. Sec. Nts., 4/15/21	GBP	7,955,000	12,425,080

VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[1]		1,610,000	1,674,400

			240,916,699

Multiline Retail—0.5%

99 Cents Only Stores LLC, 11% Sr. Unsec. Nts., 12/15/19		2,465,000	2,600,575

Family Tree Escrow LLC, 5.75% Sr. Sec. Nts., 3/1/23[1]		19,415,000	20,482,825

Macy’s Retail Holdings, Inc., 4.50% Sr. Unsec. Nts., 12/15/34		450,000	477,880

Neiman Marcus Group Ltd., Inc., 8.75% Sr. Unsec. Nts., 10/15/21[1,13]		4,010,000	4,270,650

SACI Falabella, 4.375% Sr. Unsec. Nts., 1/27/25[1]		2,135,000	2,209,129

			30,041,059

Specialty Retail—1.2%

Apex Tool Group LLC, 7% Sr. Unsec. Nts., 2/1/21[1]		12,155,000	11,486,475

Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21		1,802,000	1,910,120

Claire’s Stores, Inc.:
8.875% Sr. Unsec. Nts., 3/15/19		4,907,000	2,821,525
9.00% Sr. Sec. Nts., 3/15/19[1]		700,000	638,750

CST Brands, Inc., 5% Sr. Unsec. Nts., 5/1/23		3,795,000	3,889,875

GameStop Corp., 5.50% Sr. Unsec. Nts., 10/1/19[1]		8,390,000	8,662,675

Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44		592,000	709,674

L Brands, Inc., 6.625% Sr. Unsec. Nts., 4/1/21		12,016,000	13,824,528

Men’s Wearhouse, Inc. (The), 7% Sr. Unsec. Nts., 7/1/22[1]		1,749,000	1,849,567

Michaels Stores, Inc., 5.875% Sr. Sub. Nts., 12/15/20[1]		15,195,000	15,688,838

Sally Holdings LLC/Sally Capital, Inc., 5.75% Sr. Unsec. Nts., 6/1/22		8,285,000	8,854,594

Stackpole International Intermediate Co., 7.75% Sr. Sec. Nts., 10/15/21[1]		10,105,000	10,054,475

			80,391,096

Textiles, Apparel & Luxury Goods—0.4%

American Achievement Corp., 10.875% Sec. Nts., 4/15/16[1]		3,970,000	3,900,525

Levi Strauss & Co., 6.875% Sr. Unsec. Nts., 5/1/22		1,405,000	1,541,987

Polymer Group, Inc., 6.875% Sr. Unsec. Nts., 6/1/19[1]		2,125,000	2,037,344

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22		5,200,000	5,304,000

Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21		9,240,000	9,170,700

31      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Textiles, Apparel & Luxury Goods (Continued)

William Carter Co., 5.25% Sr. Unsec. Nts., 8/15/21		$2,475,000	$2,574,000

			24,528,556

Consumer Staples—2.0%

Beverages—0.2%

Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24		6,855,000	7,266,300

Pernod Ricard SA:
4.25% Sr. Unsec. Nts., 7/15/22[1]		1,162,000	1,254,346
4.45% Sr. Unsec. Nts., 1/15/22[1]		2,240,000	2,431,377
5.75% Sr. Unsec. Nts., 4/7/21[1]		1,865,000	2,167,072

			13,119,095

Food & Staples Retailing—0.5%

Cencosud SA, 5.15% Sr. Unsec. Nts., 2/12/25[1]		3,820,000	3,780,749

Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23		6,160,000	6,406,400

Kroger Co., 6.90% Sr. Unsec. Nts., 4/15/38		450,000	616,448

Kroger Co. (The), 6.40% Sr. Unsec. Nts., 8/15/17		1,063,000	1,185,695

Rite Aid Corp.:
6.125% Sr. Unsec. Nts., 4/1/23[1,6]		6,300,000	6,465,375
6.75% Sr. Unsec. Nts., 6/15/21		5,685,000	6,075,844

Walgreens Boots Alliance, Inc., 2.125% Sr. Unsec. Nts., 11/20/26	EUR	4,325,000	4,928,786

Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44		900,000	1,007,020

			30,466,317

Food Products—0.9%

ASG Consolidated LLC/ASG Finance, Inc., 15% Sr. Unsec. Nts., 5/15/17[7,13]		9,901,536	6,584,521

BRF SA, 4.75% Sr. Unsec. Nts., 5/22/24[1]		2,160,000	2,106,000

Chiquita Brands International, Inc./Chiquita Brands LLC, 7.875% Sr. Sec. Nts., 2/1/21		3,095,000	3,400,631

ConAgra Foods, Inc., 1.35% Sr. Unsec. Nts., 9/10/15		1,680,000	1,683,630

Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]		4,255,000	4,286,913

Gruma SAB de CV, 4.875% Sr. Unsec. Nts., 12/1/24[1]		1,555,000	1,646,356

HJ Heinz Co.:
4.25% Sec. Nts., 10/15/20		10,090,000	10,364,953
4.875% Sec. Nts., 2/15/25[1]		6,325,000	6,870,531

JM Smucker Co.:
1.75% Sr. Unsec. Nts., 3/15/18[1]		1,494,000	1,501,092
3.50% Sr. Unsec. Nts., 3/15/25[1]		1,173,000	1,208,386

Kraft Foods Group, Inc., 5% Sr. Unsec. Nts., 6/4/42		441,000	492,238

Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[1]		1,650,000	1,629,375

Pilgrim’s Pride Corp., 5.75% Sr. Unsec. Nts., 3/15/25[1]		2,735,000	2,803,375

Post Holdings, Inc.:
6.75% Sr. Unsec. Nts., 12/1/21[1]		2,475,000	2,505,938
7.375% Sr. Unsec. Nts., 2/15/22		6,820,000	7,075,750

Tyson Foods, Inc., 4.875% Sr. Unsec. Nts., 8/15/34		580,000	656,014

Wells Enterprises, Inc., 6.75% Sr. Sec. Nts., 2/1/20[1]		3,125,000	3,187,500

			58,003,203

Household Products—0.1%

Spectrum Brands, Inc.:
6.125% Sr. Unsec. Nts., 12/15/24[1]		1,030,000	1,104,675

32      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Household Products (Continued)

Spectrum Brands, Inc.: (Continued)
6.375% Sr. Unsec. Nts., 11/15/20	$4,920,000	$5,239,800

		6,344,475

Personal Products—0.2%

Revlon Consumer Products Corp., 5.75% Sr. Unsec. Nts., 2/15/21	9,930,000	10,302,375

Tobacco—0.1%

Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21	7,890,000	8,422,575

Energy—6.3%

Energy Equipment & Services—0.9%

Compressco Partners LP/Compressco Finance, Inc., 7.25% Sr. Unsec. Nts., 8/15/22[1]	7,095,000	6,243,600

Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22[7]	4,330,000	4,237,987

Ensco PLC, 5.20% Sr. Unsec. Nts., 3/15/25	383,000	385,780

Exterran Partners LP/EXLP Finance Corp., 6% Sr. Unsec. Nts., 4/1/21	4,820,000	4,458,500

GNL Quintero SA, 4.634% Sr. Unsec. Nts., 7/31/29[1]	2,095,000	2,181,825

Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	4,215,000	3,645,975

Pertamina Persero PT:
5.625% Sr. Unsec. Nts., 5/20/43[1]	12,505,000	12,208,006
6.45% Sr. Unsec. Nts., 5/30/44[1]	2,550,000	2,747,625

Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	4,250,000	4,026,875

Seadrill Ltd., 6.50% Sr. Unsec. Nts., 10/5/15	1,545,000	1,548,863

Sinopec Group Overseas Development 2013 Ltd., 4.375% Sr. Unsec. Nts., 10/17/23[1]	4,325,000	4,698,619

Sinopec Group Overseas Development 2014 Ltd.:
1.75% Sr. Unsec. Nts., 4/10/17[1]	1,908,000	1,911,610
2.75% Sr. Unsec. Nts., 4/10/19[1]	5,310,000	5,383,512

US Shale Solutions, Inc., 12.50% Sr. Sec. Nts., 9/1/17[1]	5,695,000	3,345,756

		57,024,533

Oil, Gas & Consumable Fuels—5.4%

Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	879,000	1,074,015

Antero Resources Corp., 6% Sr. Unsec. Nts., 12/1/20	4,040,000	4,062,220

Baytex Energy Corp., 5.125% Sr. Unsec. Nts., 6/1/21[1]	2,125,000	1,960,312

Bill Barrett Corp., 7.625% Sr. Unsec. Nts., 10/1/19	4,195,000	3,964,275

Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125% Sr. Unsec. Nts., 11/15/22[1]	2,130,000	2,193,900

Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	1,051,000	1,061,280

BreitBurn Energy Partners LP/BreitBurn Finance Corp., 8.625% Sr. Unsec. Nts., 10/15/20	1,406,000	1,047,470

California Resources Corp.:
5.00% Sr. Unsec. Nts., 1/15/20[1]	6,040,000	5,481,300
5.50% Sr. Unsec. Nts., 9/15/21[1]	8,655,000	7,757,044
6.00% Sr. Unsec. Nts., 11/15/24[1]	705,000	621,281

Canadian Natural Resources Ltd.:
1.75% Sr. Unsec. Nts., 1/15/18	739,000	735,729
5.90% Sr. Unsec. Nts., 2/1/18	835,000	922,020

Chaparral Energy, Inc., 7.625% Sr. Unsec. Nts., 11/15/22	4,315,000	2,934,200

33      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Chesapeake Energy Corp.:
4.875% Sr. Unsec. Nts., 4/15/22	$6,380,000	$6,013,150
5.375% Sr. Unsec. Nts., 6/15/21	3,975,000	3,875,625

Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr. Unsec. Nts., 12/15/19	6,410,000	6,442,050

CNOOC Curtis Funding No 1 Pty Ltd., 4.50% Sr. Unsec. Nts., 10/3/23[1]	3,960,000	4,308,124

CNOOC Nexen Finance 2014 ULC, 4.25% Sr. Unsec. Nts., 4/30/24	2,540,000	2,705,308

Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	8,280,000	8,383,500

CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22	4,785,000	4,354,350

Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[1]	3,085,000	2,745,650

Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.00% Sr. Unsec. Nts., 12/15/20	1,700,000	1,717,000
6.125% Sr. Unsec. Nts., 3/1/22	2,585,000	2,617,312

Delek & Avner Tamar Bond Ltd., 5.082% Sr. Sec. Nts., 12/30/23[1]	1,855,000	1,869,471

Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	850,000	912,687

Energy Transfer Equity LP:
5.875% Sr. Sec. Nts., 1/15/24	3,545,000	3,757,700
7.50% Sr. Sec. Nts., 10/15/20	5,895,000	6,631,875

Energy XXI Gulf Coast, Inc., 11% Sec. Nts., 3/15/20[1]	3,505,000	3,342,894

Enterprise Products Operating LLC, 3.75% Sr. Unsec. Nts., 2/15/25	820,000	849,882

EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22	8,205,000	8,410,125

EXCO Resources, Inc., 7.50% Sr. Unsec. Nts., 9/15/18	5,110,000	3,066,000

Gazprom OAO Via Gaz Capital SA:
4.30% Sr. Unsec. Nts., 11/12/15[1]	4,015,000	4,023,030
4.95% Sr. Unsec. Nts., 7/19/22[1]	3,185,000	2,862,678

Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21	5,155,000	5,000,350

Indian Oil Corp. Ltd., 5.75% Sr. Unsec. Nts., 8/1/23	4,460,000	5,029,292

Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22	3,595,000	3,379,300

KazMunayGas National Co. JSC, 5.75% Sr. Unsec. Nts., 4/30/43[1]	3,325,000	2,627,415

Kinder Morgan, Inc., 5% Sr. Unsec. Nts., 2/15/21[1]	2,010,000	2,150,995

Laredo Petroleum, Inc., 5.625% Sr. Unsec. Nts., 1/15/22	5,295,000	5,162,625

LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[7]	3,530,000	3,627,075

Linn Energy LLC/Linn Energy Finance Corp., 7.75% Sr. Unsec. Nts., 2/1/21	10,110,000	8,088,000

MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50% Sr. Unsec. Nts., 7/15/23	6,695,000	6,661,525

MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[1]	7,765,000	7,221,450

Memorial Production Partners LP/Memorial Production Finance Corp., 7.625% Sr. Unsec. Nts., 5/1/21	3,970,000	3,632,550

Murray Energy Corp.:
8.625% Sec. Nts., 6/15/21[1]	2,225,000	2,336,250
9.50% Sec. Nts., 12/5/20[1]	8,840,000	9,945,000

34      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[1]	$3,990,000	$4,029,900

Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	4,575,000	4,780,875

Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	514,000	541,503

Novatek OAO via Novatek Finance Ltd., 4.422% Sr. Unsec. Nts., 12/13/22[1]	2,860,000	2,266,539

Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	7,750,000	7,556,250

Oil India Ltd., 5.375% Sr. Unsec. Nts., 4/17/24	5,080,000	5,605,369

Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[1]	6,395,000	6,592,401
5.45% Sr. Unsec. Nts., 10/14/21[1]	4,043,000	4,452,010

Peabody Energy Corp., 6% Sr. Unsec. Nts., 11/15/18	3,505,000	2,751,425

Penn Virginia Corp., 8.50% Sr. Unsec. Nts., 5/1/20	3,660,000	3,422,100

Petroleos de Venezuela SA, 6% Sr. Unsec. Nts., 11/15/26[1]	6,795,000	2,150,617

Petroleos Mexicanos:
3.50% Sr. Unsec. Nts., 7/23/20[1]	10,170,000	10,424,250
4.50% Sr. Unsec. Nts., 1/23/26[1]	10,175,000	10,393,763
5.50% Sr. Unsec. Nts., 6/27/44[1]	1,665,000	1,687,894
5.625% Sr. Unsec. Nts., 1/23/46[1]	8,900,000	9,076,220

Petroleum Co. of Trinidad & Tobago Ltd., 6% Sr. Unsec. Nts., 5/8/22[1]	1,053,125	1,099,989

Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	384,000	385,422

Plains All American Pipeline LP/PAA Finance Corp., 3.60% Sr. Unsec. Nts., 11/1/24	1,431,000	1,439,547

Range Resources Corp.:
5.00% Sr. Sub. Nts., 8/15/22	3,395,000	3,395,000
5.00% Sr. Sub. Nts., 3/15/23	979,000	979,000

Reliance Holding USA, Inc., 5.40% Sr. Unsec. Nts., 2/14/22[1]	1,270,000	1,397,584

Reliance Industries Ltd., 4.125% Sr. Unsec. Nts., 1/28/25[1]	2,540,000	2,566,624

Reliance Industries Ltd., 5.875% Sr. Unsec. Perpetual Bonds[1,12]	255,000	257,525

Rice Energy, Inc., 6.25% Sr. Unsec. Nts., 5/1/22	4,705,000	4,610,900

Rosetta Resources, Inc., 5.625% Sr. Unsec. Nts., 5/1/21	4,820,000	4,554,900

Sabine Pass Liquefaction LLC, 5.75% Sr. Sec. Nts., 5/15/24	1,765,000	1,782,650

Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23	3,855,000	3,483,956
7.75% Sr. Unsec. Nts., 6/15/21	5,315,000	5,155,550

SandRidge Energy, Inc., 7.51% Sr. Unsec. Nts., 3/15/21	4,458,000	2,786,250

SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23	5,965,000	6,143,950

Southwestern Energy Co., 4.05% Sr. Unsec. Nts., 1/23/20	1,731,000	1,790,683

Spectra Energy Partners LP:
4.50% Sr. Unsec. Nts., 3/15/45	383,000	390,383
4.75% Sr. Unsec. Nts., 3/15/24	1,460,000	1,606,207

Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50% Sr. Unsec. Nts., 8/15/22	4,260,000	4,057,650

Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.125% Sr. Unsec. Nts., 11/15/19[1]	6,675,000	6,675,000
5.00% Sr. Unsec. Nts., 1/15/18[1]	4,985,000	5,147,013

Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.875% Sr. Unsec. Nts., 10/1/20	3,663,000	3,772,890
6.25% Sr. Unsec. Nts., 10/15/22[1]	2,805,000	2,917,200

Thai Oil PCL, 4.875% Sr. Unsec. Nts., 1/23/43[1]	585,000	573,491

35      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Tullow Oil plc, 6% Sr. Unsec. Nts., 11/1/20[1]		$3,933,000	$3,441,375

Western Gas Partners LP, 4% Sr. Unsec. Nts., 7/1/22		1,226,000	1,248,129

Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21		6,620,000	6,603,450

Williams Partners LP:
3.60% Sr. Unsec. Nts., 3/15/22		162,000	161,237
4.50% Sr. Unsec. Nts., 11/15/23		1,802,000	1,871,768

Williams Partners LP/ACMP:
4.875% Sr. Unsec. Nts., 3/15/24		2,060,000	2,074,022
6.125% Sr. Unsec. Nts., 7/15/22		4,205,000	4,457,065

WPX Energy, Inc.:
5.25% Sr. Unsec. Nts., 9/15/24		2,845,000	2,516,403
6.00% Sr. Unsec. Nts., 1/15/22		4,125,000	3,856,875

			346,496,088

Financials—11.0%

Capital Markets—1.5%

American Capital Ltd., 6.50% Sr. Unsec. Nts., 9/15/18[1]		4,300,000	4,498,875

Axalta Coating Systems Dutch Holding BV, 7.375% Sr. Unsec. Nts., 5/1/21[1]		5,300,000	5,724,000

Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75% Sr. Unsec. Nts., 2/15/18[1]		6,455,000	6,777,750

Credit Suisse, New York, 3.625% Sr. Unsec. Nts., 9/9/24		2,400,000	2,483,530

Deutsche Bank AG:
4.50% Sub. Nts., 4/1/25		1,960,000	1,961,225
7.50% Jr. Sub. Perpetual Bonds[2,12]		2,415,000	2,460,281

Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[1]		9,435,000	9,411,412

Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 1/23/25		1,913,000	1,954,462
5.70% Jr. Sub. Perpetual Bonds, Series L2,12		1,836,000	1,895,095

Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21		3,125,000	3,304,687

KCG Holdings, Inc., 6.875% Sr. Sec. Nts., 3/15/20[1]		11,915,000	11,652,870

KKR Group Finance Co. III LLC, 5.125% Sr. Unsec. Nts., 6/1/44[1]		1,585,000	1,643,826

Lazard Group LLC, 3.75% Sr. Unsec. Nts., 2/13/25		1,415,000	1,398,368

Morgan Stanley:
4.30% Sr. Unsec. Nts., 1/27/45		1,125,000	1,170,855
5.00% Sub. Nts., 11/24/25		1,735,000	1,918,978
5.45% Jr. Sub. Perpetual Bonds, Series H2,12		1,885,000	1,901,494

Nationstar Mortgage LLC/Nationstar Capital Corp., 7.875% Sr. Unsec. Nts., 10/1/20		6,795,000	6,998,850

Prospect Medical Holdings, Inc., 8.375% Sr. Sec. Nts., 5/1/19[1]		7,075,000	7,552,562

Schaeffler Finance BV:
3.25% Sr. Sec. Nts., 5/15/25[1,6]	EUR	2,020,000	2,172,005
4.75% Sr. Sec. Nts., 5/15/23[1,6]		405,000	408,291

Springleaf Finance Corp., 5.25% Sr. Unsec. Nts., 12/15/19		3,375,000	3,345,469

UBS AG (Jersey Branch), 7.25% Sub. Nts., 2/22/22[2]		10,650,000	11,485,610

Walter Investment Management Corp., 7.875% Sr. Unsec. Nts., 12/15/21		6,115,000	5,503,500

			97,623,995

36      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Commercial Banks—5.1%

Akbank TAS, 4% Sr. Unsec. Nts., 1/24/20[1]		$2,795,000	$2,733,510

Altice SA, 6.25% Sr. Unsec. Nts., 2/15/25[1]	EUR	2,815,000	3,033,639

Banco ABC Brasil SA, 7.875% Sub. Nts., 4/8/20[1]		685,000	679,006

Banco Bilbao Vizcaya Argentaria SA:
7.00% Jr. Sub. Perpetual Bonds[2,12]	EUR	11,090,000	12,312,069
9.00% Jr. Sub. Perpetual Bonds[2,12]		450,000	490,500

Banco Continental SA via Continental Senior Trustees Cayman Ltd., 5.50% Sr. Unsec. Nts., 11/18/20[1]		3,050,000	3,351,950

Banco de Credito del Peru/Panama, 5.375% Sr. Unsec. Nts., 9/16/20[1]		1,270,000	1,397,000

Banco del Estado de Chile, 4.125% Sr. Unsec. Nts., 10/7/20[1]		6,205,000	6,578,740

Banco Santander SA:
6.25% Jr. Sub. Perpetual Bonds[2,12]	EUR	760,000	821,480
6.375% Jr. Sub. Perpetual Bonds[2,12]		4,405,000	4,352,351

Bank of America Corp.:
7.75% Jr. Sub. Nts., 5/14/38		1,365,000	1,972,140
8.00% Jr. Sub. Perpetual Bonds, Series K2,12		1,810,000	1,952,537

Bank of Baroda (London), 4.875% Sr. Unsec. Nts., 7/23/19[1]		1,270,000	1,371,859

Barclays plc:
3.65% Sr. Unsec. Nts., 3/16/25		1,591,000	1,599,275
6.625% Jr. Sub. Perpetual Bonds[2,12]		1,340,000	1,331,614
7.00% Jr. Sub. Perpetual Bonds[2,12]	GBP	11,093,000	16,539,920

BNP Paribas SA, 5.945% Jr. Sub. Perpetual Bonds[2,12]	GBP	9,645,000	14,638,609

Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23[7]		4,461,510	4,439,202

CIT Group, Inc.:
3.875% Sr. Unsec. Nts., 2/19/19		1,943,000	1,928,428
4.25% Sr. Unsec. Nts., 8/15/17		1,780,000	1,811,150
5.00% Sr. Unsec. Nts., 8/15/22		9,670,000	9,948,012

Citigroup, Inc.:
2.40% Sr. Unsec. Nts., 2/18/20		3,113,000	3,127,678
6.675% Sub. Nts., 9/13/43		888,000	1,188,592
5.95% Jr. Sub. Perpetual Bonds, Series D2,12		1,912,000	1,938,290

Citizens Financial Group, Inc., 5.50% Jr. Sub. Perpetual Bond[1,12]		1,924,000	1,924,000

Cleopatra Finance Ltd., 6.25% Sr. Sec. Nts., 2/15/22[1]		6,310,000	6,152,250

Commerzbank AG, 8.125% Sub. Nts., 9/19/23[1]		6,435,000	7,681,781

Corp. Financiera de Desarrollo SA, 4.75% Sr. Unsec. Nts., 2/8/22[1]		3,975,000	4,243,313

Corpbanca SA, 3.875% Sr. Unsec. Nts., 9/22/19[1]		4,955,000	4,970,707

CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[1]		2,955,000	2,941,472

Credit Agricole SA:
6.637% Jr. Sub. Perpetual Bonds[2,7,12]		10,290,000	10,942,026
8.375% Jr. Sub. Perpetual Bonds[2,7,12]		7,146,000	8,483,017

Danske Bank:
5.684% Jr. Sub. Perpetual Bonds[2,12]	GBP	6,805,000	10,478,129
5.75% Jr. Sub. Perpetual Bonds[2,12]	EUR	445,000	493,267

Export-Import Bank of India:
4.00% Sr. Unsec. Nts., 1/14/23		3,340,000	3,473,967
9.50% Sr. Unsec. Nts., 10/9/18	INR	133,000,000	2,236,387
9.70% Sr. Unsec. Nts., 11/21/18	INR	150,000,000	2,541,248

Export-Import Bank of Korea, 2.875% Sr. Unsec. Nts., 1/21/25		5,085,000	5,113,339

Finansbank AS, 6.25% Sr. Unsec. Nts., 4/30/19[1]		1,790,000	1,823,563

Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[1]		6,855,000	6,810,100

37      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Commercial Banks (Continued)

HBOS Capital Funding LP, 6.461% Jr. Sub. Perpetual Bonds[2,12]	GBP	$3,285,000	$5,247,164

HSBC Holdings plc, 6.375% Jr. Sub. Perpetual Bonds[2,12]		8,085,000	8,266,913

ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,2]		2,880,000	3,009,600

ICICI Bank Ltd. (Dubai), 4.75% Sr. Unsec. Nts., 11/25/16[1]		4,065,000	4,250,246

ICICI Bank Ltd. (Hong Kong), 5.75% Sr. Unsec. Nts., 11/16/20[1]		3,445,000	3,920,913

Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[1]		8,475,000	8,690,028

JPMorgan Chase & Co., 6.75% Jr. Sub. Perpetual Bonds, Series S2,12		1,560,000	1,700,400

Krung Thai Bank PCL (Cayman Islands), 5.20% Sub. Nts., 12/26/24[2]		1,270,000	1,326,769

Lloyds Banking Group plc, 7.625% Jr. Sub. Perpetual Bonds[2,12]	GBP	3,565,000	5,643,886

MFB Magyar Fejlesztesi Bank Zrt, 6.25% Sr. Unsec. Nts., 10/21/20[1]		3,705,000	4,204,249

Mizuho Bank Ltd., 2.45% Sr. Unsec. Nts., 4/16/19[1]		3,835,000	3,888,679

NABARD, 8.19% Sr. Unsec. Nts., 6/8/18	INR	50,000,000	799,600

Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,2,12]	GBP	500,000	805,164

Royal Bank of Scotland Group plc:
6.00% Sub. Nts., 12/19/23		8,455,000	9,414,541
7.64% Jr. Sub. Perpetual Bonds, Series U2,12		6,885,000	7,573,500

Scottish Widows plc, 5.125% Jr. Sub. Perpetual Bonds[2,12]	GBP	1,710,000	2,558,302

Skandinaviska Enskilda Banken AB:
2.375% Sr. Unsec. Nts., 11/20/18[1]		4,490,000	4,580,590
5.75% Jr. Sub. Perpetual Bonds[2,12]		7,660,000	7,736,378

Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[1,2,12]		12,105,000	12,695,119

Standard Chartered plc, 6.50% Jr. Sub. Perpetual Bonds[1,2,6,12]		5,935,000	6,003,253

State Bank of India (London), 4.875% Sr. Unsec. Nts., 4/17/24[1]		2,170,000	2,364,337

TC Ziraat Bankasi AS, 4.25% Sr. Unsec. Nts., 7/3/19[1]		6,515,000	6,486,334

Toronto-Dominion Bank (The), 2.625% Sr. Unsec. Nts., 9/10/18		4,480,000	4,631,545

Turkiye Garanti Bankasi AS, 5.25% Sr. Unsec. Nts., 9/13/22[1]		2,540,000	2,623,312

Turkiye Halk Bankasi AS:
3.875% Sr. Unsec. Nts., 2/5/20[1]		2,550,000	2,441,625
4.75% Sr. Unsec. Nts., 6/4/19[1]		2,665,000	2,668,091

Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[1]		2,195,000	2,140,125

Turkiye Vakiflar Bankasi TAO:
5.00% Sr. Unsec. Nts., 10/31/18[1]		2,550,000	2,598,450
6.875% Sub. Nts., 2/3/25[1,2]		3,825,000	3,753,090

UniCredit SpA, 8% Jr. Sub. Perpetual Bonds[2,12]		895,000	924,412

Wells Fargo & Co.:
5.875% Jr. Sub. Perpetual Bonds[2,12]		675,000	715,635
5.90% Jr. Sub. Perpetual Bonds, Series S2,12		1,455,000	1,518,656

Woori Bank, 4.75% Sub. Nts., 4/30/24[1]		5,611,000	6,008,640

Yapi ve Kredi Bankasi AS, 5.125% Sr. Unsec. Nts., 10/22/19[1]		2,540,000	2,574,328

			323,609,991

Consumer Finance—0.8%

Ahern Rentals, Inc., 9.50% Sec. Nts., 6/15/18[1]		5,035,000	5,355,981

Ally Financial, Inc.:
5.125% Sr. Unsec. Nts., 9/30/24		6,605,000	6,819,662
7.50% Sr. Unsec. Nts., 9/15/20		2,835,000	3,327,581

38      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Consumer Finance (Continued)

Ally Financial, Inc.: (Continued)
8.00% Sr. Unsec. Nts., 11/1/31		$1,492,000	$1,870,595

Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[8]		27,100,000	1,558,250

Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25		2,287,000	2,272,766

Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25		2,942,000	2,969,561

Navient Corp.:
5.875% Sr. Unsec. Nts., 10/25/24		2,220,000	2,081,250
6.125% Sr. Unsec. Nts., 3/25/24		7,960,000	7,661,500
7.25% Sr. Unsec. Nts., 1/25/22		6,570,000	6,947,775

Speedy Cash Intermediate Holdings Corp., 10.75% Sec. Nts., 5/15/18[1]		5,220,000	5,102,550

TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[1]		6,905,000	4,937,075
			50,904,546

Diversified Financial Services—1.5%

ABN AMRO Bank NV, 4.31% Jr. Sub. Perpetual Bonds[2,12]	EUR	13,640,000	14,980,271

Baggot Securities Ltd., 10.24% Jr. Sub. Perpetual Bonds[1,12]	EUR	8,865,000	10,044,412

Banco BTG Pactual SA (Cayman Islands):
4.00% Sr. Unsec. Nts., 1/16/20[1]		6,500,000	5,964,400
5.75% Sub. Nts., 9/28/22[1]		1,140,000	1,034,778

Capsugel SA, 7% Sr. Unsec. Nts., 5/15/19[1,13]		4,735,000	4,820,822

Corp. Financiera de Desarrollo SA, 5.25% Sub. Nts., 7/15/29[1,2]		1,265,000	1,318,573

Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[1]		10,205,000	10,751,070

FTE Verwaltungs GmbH, 9% Sr. Sec. Nts., 7/15/20[1]	EUR	4,670,000	5,332,118

Global Bank Corp., 5.125% Sr. Unsec. Nts., 10/30/19[1]		3,000,000	3,127,200

InRetail Consumer, 5.25% Sr. Unsec. Nts., 10/10/21[1]		930,000	953,250

Intercorp Peru Ltd., 5.875% Sr. Unsec. Nts., 2/12/25[1]		1,180,000	1,174,100

Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[1]		3,755,000	3,661,125

Jefferies LoanCore LLC/JLC Finance Corp., 6.875% Sr. Unsec. Nts., 6/1/20[1]		4,480,000	4,177,600

JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[7,15]	MXN	20,232,960	138,492

Magyar Export-Import Bank Zrt, 5.50% Sr. Unsec. Nts., 2/12/18[1]		2,290,000	2,461,246

MSCI, Inc., 5.25% Sr. Unsec. Nts., 11/15/24[1]		5,675,000	5,880,719

National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[1]		4,150,000	4,518,105

Odebrecht Finance Ltd., 5.25% Sr. Unsec. Nts., 6/27/29[1]		2,125,000	1,737,187

Opal Acquisition, Inc., 8.875% Sr. Unsec. Nts., 12/15/21[1]		1,920,000	1,960,800

Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]		992,000	1,008,360

Power Finance Corp., 8.29% Sr. Unsec. Nts., 6/13/18	INR	130,000,000	2,085,569

Rural Electrification Corp. Ltd., 9.04% Sr. Unsec. Nts., 10/12/19	INR	190,000,000	3,115,719

SPCM SA, 5.50% Sr. Unsec. Nts., 6/15/20[1]	EUR	810,000	927,564

State Grid Overseas Investment 2014 Ltd., 4.125% Sr. Unsec. Nts., 5/7/24[1]		5,195,000	5,637,645

			96,811,125

Insurance—0.9%

AIA Group Ltd., 4.875% Sr. Unsec. Nts., 3/11/44[1]		1,325,000	1,548,461

Aviva plc:
5.902% Jr. Sub. Perpetual Bonds[2,12]	GBP	1,850,000	2,959,031

39      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Insurance (Continued)

Aviva plc: (Continued)
6.125% Jr. Sub. Perpetual Bonds[2,12]	GBP	5,145,000	$8,326,613

HUB International Ltd., 7.875% Sr. Unsec. Nts., 10/1/21[1]		8,130,000	8,353,575

Liberty Mutual Group, Inc.:
4.25% Sr. Unsec. Nts., 6/15/23[1]		1,650,000	1,760,519
4.85% Sr. Unsec. Nts., 8/1/44[1]		1,077,000	1,172,725

Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[2]		3,528,000	3,416,868

MetLife, Inc., 4.05% Sr. Unsec. Nts., 3/1/45		1,173,000	1,209,635

National Financial Partners Corp., 9% Sr. Unsec. Nts., 7/15/21[1]		7,546,000	7,753,515

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[2,7,12]		6,450,000	6,788,625

Swiss Reinsurance Co. via ELM BV, 6.302% Sub. Perpetual Bonds[2,12]	GBP	4,690,000	7,715,510

TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]		1,718,000	1,816,936

XLIT Ltd., 4.45% Sub. Nts., 3/31/25		977,000	985,293

ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[2,7]		1,805,000	1,908,787

			55,716,093

Real Estate Investment Trusts (REITs)—0.5%

Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[8,15]	MXN	17,961,653	—

Corrections Corp. of America, 4.625% Sr. Unsec. Nts., 5/1/23		1,915,000	1,924,575

CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21		4,965,000	5,089,125

DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts., 9/15/21		2,320,000	2,407,000

HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17		555,000	602,467

Health Care REIT, Inc., 2.25% Sr. Unsec. Nts., 3/15/18		389,000	394,505

iStar Financial, Inc., 4.875% Sr. Unsec. Nts., 7/1/18		6,445,000	6,501,394

MPT Operating Partnership LP/MPT Finance Corp., 6.375% Sr. Unsec. Nts., 2/15/22		2,400,000	2,610,480

Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25		6,140,000	6,516,075

Prologis LP, 4% Sr. Unsec. Nts., 1/15/18		974,000	1,029,780

Sabra Health Care LP/Sabra Capital Corp., 5.50% Sr. Unsec. Nts., 2/1/21		2,705,000	2,890,969

TRUST F/1401, 5.25% Sr. Unsec. Nts., 12/15/24[1]		3,925,000	4,229,187

WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[1]		1,304,000	1,311,264

			35,506,821

Real Estate Management & Development—0.6%

Brookfield Residential Properties, Inc., 6.50% Sr. Unsec. Nts., 12/15/20[1]		6,075,000	6,378,750

EMG SUKUK Ltd., 4.564% Sr. Unsec. Nts., 6/18/24		4,220,000	4,423,708

Fondo MIVIVIENDA SA, 3.50% Sr. Unsec. Nts., 1/31/23[1]		6,145,000	6,006,737

Jafz Sukuk Ltd., 7% Sr. Unsec. Nts., 6/19/19		2,675,000	3,062,875

Realogy Group LLC:
7.625% Sr. Sec. Nts., 1/15/20[1]		4,400,000	4,757,500
9.00% Sr. Sec. Nts., 1/15/20[7]		2,890,000	3,164,550

Realogy Group LLC/Realogy Co.-Issuer Corp., 5.25% Sr. Unsec. Nts., 12/1/21[1]		4,975,000	5,086,938

Sukuk Funding No. 3 Ltd., 4.348% Sr. Unsec. Nts., 12/3/18		2,520,000	2,649,896

40      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Real Estate Management & Development (Continued)

Techem GmbH, 6.125% Sr. Sec. Nts., 10/1/19[1]	EUR	3,210,000	$3,688,847

			39,219,801

Thrifts & Mortgage Finance—0.1%

Housing Development Finance Corp. Ltd.:
8.70% Sr. Sec. Nts., 4/26/18	INR	190,000,000	3,030,282
8.95% Sec. Nts., 10/19/20	INR	94,000,000	1,528,049

Jefferies Finance LLC/JFIN Co.-Issuer Corp., 6.875% Sr. Unsec. Nts., 4/15/22[1]		2,335,000	2,183,225

			6,741,556

Health Care—3.3%

Biotechnology—0.1%

Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20		4,715,000	4,149,200

Health Care Equipment & Supplies—0.1%

DJO Finance LLC/DJO Finance Corp., 8.75% Sec. Nts., 3/15/18		3,605,000	3,794,263

Hologic, Inc., 6.25% Sr. Unsec. Nts., 8/1/20		665,000	693,263

Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18		4,560,000	4,947,600

Zimmer Holdings, Inc., 3.55% Sr. Unsec. Nts., 4/1/25		580,000	592,273

			10,027,399

Health Care Providers & Services—2.4%

Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23[1]		2,810,000	2,873,225
6.125% Sr. Unsec. Nts., 3/15/21		1,560,000	1,626,300

Amsurg Corp.:
5.625% Sr. Unsec. Nts., 11/30/20		1,125,000	1,153,125
5.625% Sr. Unsec. Nts., 7/15/22		2,840,000	2,918,100

Centene Corp., 4.75% Sr. Unsec. Nts., 5/15/22		8,435,000	8,761,856

CHS/Community Health Systems, Inc.:
6.875% Sr. Unsec. Nts., 2/1/22		12,910,000	13,797,562
7.125% Sr. Unsec. Nts., 7/15/20		3,340,000	3,544,575

DaVita HealthCare Partners, Inc.:
5.125% Sr. Unsec. Nts., 7/15/24		10,355,000	10,600,931
5.75% Sr. Unsec. Nts., 8/15/22		3,205,000	3,413,325

Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[1]		9,575,000	9,814,375

FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20		11,885,000	10,191,387

Fresenius Medical Care US Finance II, Inc.:
4.75% Sr. Unsec. Nts., 10/15/24[1]		3,930,000	4,136,325
5.875% Sr. Unsec. Nts., 1/31/22[1]		1,490,000	1,646,450

HCA, Inc.:
5.00% Sr. Sec. Nts., 3/15/24		4,730,000	5,031,538
5.375% Sr. Unsec. Nts., 2/1/25		2,110,000	2,219,456
5.875% Sr. Unsec. Nts., 5/1/23		4,520,000	4,892,900
7.50% Sr. Unsec. Nts., 2/15/22		8,510,000	9,946,063

HealthSouth Corp., 5.75% Sr. Unsec. Nts., 11/1/24		5,905,000	6,170,725

Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22		4,220,000	4,278,025

Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25		1,838,000	1,849,214

LifePoint Hospitals, Inc., 5.50% Sr. Unsec. Nts., 12/1/21		9,710,000	10,219,775

41      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Health Care Providers & Services (Continued)

Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22		$5,295,000	$5,493,563

Quest Diagnostics, Inc., 3.50% Sr. Unsec. Nts., 3/30/25		309,000	310,158

Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21		5,825,000	5,792,234

Tenet Healthcare Corp.:
6.00% Sr. Sec. Nts., 10/1/20		13,960,000	14,815,050
8.125% Sr. Unsec. Nts., 4/1/22		4,355,000	4,812,275

Universal Health Services, Inc., 4.75% Sr. Sec. Nts., 8/1/22[1]		3,000,000	3,157,500

WellCare Health Plans, Inc., 5.75% Sr. Unsec. Nts., 11/15/20		750,000	791,250

			154,257,262

Pharmaceuticals—0.7%

Actavis Funding SCS:
1.85% Sr. Unsec. Nts., 3/1/17		1,935,000	1,949,580
3.80% Sr. Unsec. Nts., 3/15/25		757,000	782,195
4.75% Sr. Unsec. Nts., 3/15/45		814,000	867,370

Almirall SA, 4.625% Sr. Unsec. Nts., 4/1/21	EUR	1,245,000	1,429,797

Endo Finance LLC/Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[1]		7,500,000	7,500,000

Endo Finance LLC/Endo Ltd./Endo Finco, Inc., 6% Sr. Unsec. Nts., 2/1/25[1]		660,000	679,800

Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.75% Sr. Unsec. Nts., 8/1/22[1]		5,010,000	5,179,087

Salix Pharmaceuticals Ltd., 6.50% Sr. Unsec. Nts., 1/15/21[1]		3,680,000	4,089,400

Valeant Pharmaceuticals International, Inc.:
5.50% Sr. Unsec. Nts., 3/1/23[1]		7,025,000	7,139,156
6.375% Sr. Unsec. Nts., 10/15/20[1]		2,945,000	3,070,163
7.25% Sr. Unsec. Nts., 7/15/22[1]		5,405,000	5,736,056

VRX Escrow Corp.:
5.375% Sr. Unsec. Nts., 3/15/20[1]		2,805,000	2,840,063
5.875% Sr. Unsec. Nts., 5/15/23[1]		1,645,000	1,690,238

			42,952,905

Industrials—7.5%

Aerospace & Defense—1.4%

BAE Systems Holdings, Inc., 3.80% Sr. Unsec. Nts., 10/7/24[1]		1,394,000	1,466,248

BOC Aviation Pte Ltd., 3% Sr. Unsec. Nts., 3/30/20[1]		3,840,000	3,837,439

CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[1]		16,920,000	14,466,600

Erickson, Inc., 8.25% Sec. Nts., 5/1/20		9,804,000	7,960,848

GenCorp, Inc., 7.125% Sec. Nts., 3/15/21		12,010,000	12,910,750

Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21		5,965,000	6,442,200

KLX, Inc., 5.875% Sr. Unsec. Nts., 12/1/22[1]		9,520,000	9,520,000

Kratos Defense & Security Solutions, Inc., 7% Sr. Sec. Nts., 5/15/19		7,560,000	6,633,900

L-3 Communications Corp., 1.50% Sr. Unsec. Nts., 5/28/17		519,000	515,933

LMI Aerospace, Inc., 7.375% Sec. Nts., 7/15/19[1]		3,155,000	3,194,438

Sequa Corp., 7% Sr. Unsec. Nts., 12/15/17[1]		7,194,000	5,791,170

Spirit AeroSystems, Inc., 5.25% Sr. Unsec. Nts., 3/15/22		6,510,000	6,802,950

TransDigm, Inc., 6% Sr. Sub. Nts., 7/15/22		6,335,000	6,358,756

Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22		7,700,000	7,603,750

			93,504,982

42      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Air Freight & Couriers—0.6%

CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[1]	$23,940,000	$23,341,500

Kazakhstan Temir Zholy Finance BV, 6.95% Sr. Unsec. Nts., 7/10/42[1]	560,000	518,112

SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[1]	9,365,000	9,903,488

XPO Logistics, Inc., 7.875% Sr. Unsec. Nts., 9/1/19[1]	5,625,000	5,969,531

		39,732,631

Airlines—0.3%

Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[1]	10,090,000	10,808,912

Emirates Airline, 4.50% Sr. Unsec. Nts., 2/6/25[7]	3,666,663	3,703,330

US Airways 2011-1 Class A Pass Through Trust, 7.125% Pass-Through Certificates, 10/22/23	4,015,195	4,747,968

		19,260,210

Building Products—0.4%

Building Materials Corp. of America, 5.375% Sr. Unsec. Nts., 11/15/24[1]	5,665,000	5,778,300

Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21	11,515,000	12,378,625

USG Corp., 5.50% Sr. Unsec. Nts., 3/1/25[1]	3,505,000	3,583,863

		21,740,788

Commercial Services & Supplies—1.5%

ADT Corp. (The), 5.25% Sr. Unsec. Nts., 3/15/20	12,410,000	12,906,400

Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	9,880,000	6,224,400

Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec. Nts., 12/1/21[7]	9,720,000	9,161,100

Cenveo Corp.:
6.00% Sr. Sec. Nts., 8/1/19[1]	8,790,000	8,284,575
8.50% Sec. Nts., 9/15/22[1]	7,655,000	6,487,612

First Data Corp., 6.75% Sr. Sec. Nts., 11/1/20[1]	13,005,000	13,882,838

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	2,221,000	2,333,893

Quad Graphics, Inc., 7% Sr. Unsec. Nts., 5/1/22[1]	8,255,000	7,976,394

R.R. Donnelley & Sons Co.:
7.625% Sr. Unsec. Nts., 6/15/20	1,685,000	1,933,537
7.875% Sr. Unsec. Nts., 3/15/21	6,665,000	7,658,085

West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[1]	21,845,000	21,476,366

		98,325,200

Electrical Equipment—0.3%

General Cable Corp., 5.75% Sr. Unsec. Nts., 10/1/22	7,945,000	7,428,575

Sensata Technologies BV, 5.625% Sr. Unsec. Nts., 11/1/24[1]	8,190,000	8,753,063

		16,181,638

Industrial Conglomerates—0.2%

Alfa SAB de CV, 5.25% Sr. Unsec. Nts., 3/25/24[1]	2,615,000	2,790,205

CITIC Ltd.:
6.625% Sr. Unsec. Nts., 4/15/21	1,270,000	1,484,236
6.80% Sr. Unsec. Nts., 1/17/23	1,270,000	1,511,300

CITIC Ltd., 7.875% Sub. Perpetual Bonds[2,12]	1,270,000	1,333,500

General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B2,12	1,125,000	1,271,250

43      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Industrial Conglomerates (Continued)

KOC Holding AS, 3.50% Sr. Unsec. Nts., 4/24/20[1]		$5,870,000	$5,679,225

			14,069,716

Machinery—1.2%

Actuant Corp., 5.625% Sr. Unsec. Nts., 6/15/22		7,700,000	8,017,625

Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[7]		9,160,000	9,251,600

Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[1]		8,635,000	8,850,875

EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22[7]		5,690,000	5,953,163

KION Finance SA, 6.75% Sr. Sec. Nts., 2/15/20[1]	EUR	4,990,000	5,809,127

Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24		10,795,000	10,929,938

Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21		6,225,000	6,077,156

Servus Luxembourg Holding SCA, 7.75% Sr. Sec. Nts., 6/15/18[1]	EUR	5,504,611	6,236,970

SKF AB, 2.375% Sr. Unsec. Nts., 10/29/20	EUR	805,000	941,920

Terex Corp., 6% Sr. Unsec. Nts., 5/15/21		8,130,000	8,373,900

Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18		5,745,000	5,942,484

			76,384,758

Marine—0.1%

Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 7.375% Sr. Nts., 1/15/22[1]		4,220,000	3,956,250

Professional Services—0.1%

FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22		8,420,000	8,893,793

Road & Rail—0.4%

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[1]		6,300,000	6,284,250

CAR, Inc., 6.125% Sr. Unsec. Nts., 2/4/20[1]		3,820,000	3,892,962

ERAC USA Finance LLC, 4.50% Sr. Unsec. Nts., 2/15/45[1]		562,000	570,944

Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[1]		2,870,000	2,866,987

Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18[7]		5,360,000	5,601,200

Transnet SOC Ltd., 4% Sr. Unsec. Nts., 7/26/22[1]		6,360,000	6,221,479

			25,437,822

Trading Companies & Distributors—0.9%

Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21		1,842,000	1,906,470

American Builders & Contractors Supply Co., Inc., 5.625% Sr. Unsec. Nts., 4/15/21[1]		6,000,000	6,090,000

Fly Leasing Ltd.:
6.375% Sr. Unsec. Nts., 10/15/21		5,555,000	5,513,338
6.75% Sr. Unsec. Nts., 12/15/20		9,130,000	9,346,837

HD Supply, Inc.:
5.25% Sr. Sec. Nts., 12/15/21[1]		12,890,000	13,308,925
7.50% Sr. Unsec. Nts., 7/15/20		3,575,000	3,843,125

Jurassic Holdings III, Inc., 6.875% Sec. Nts., 2/15/21[1]		11,305,000	9,891,875

United Rentals North America, Inc., 4.625% Sr. Sec. Nts., 7/15/23		6,310,000	6,396,763

			56,297,333

44      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Transportation Infrastructure—0.1%

DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[1]		$5,280,000	$6,003,835

Empresa de Transporte de Pasajeros Metro SA, 4.75% Unsec. Nts., 2/4/24[1]		2,170,000	2,336,904

			8,340,739

Information Technology—3.8%

Communications Equipment—0.8%

Alcatel-Lucent USA, Inc., 6.75% Sr. Unsec. Nts., 11/15/20[1]		13,420,000	14,359,400

Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[1]		13,815,000	13,780,462

Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22[1,6]		6,300,000	6,441,750

Motorola Solutions, Inc., 3.50% Sr. Unsec. Nts., 3/1/23		1,355,000	1,362,026

Project Homestake Merger Corp., 8.875% Sr. Unsec. Nts., 3/1/23[1]		4,900,000	4,924,500

ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20		8,827,000	9,345,586

			50,213,724

Electronic Equipment, Instruments, & Components—0.4%

Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19		6,420,000	6,933,600

Arrow Electronics, Inc., 3.50% Sr. Unsec. Nts., 4/1/22		1,950,000	1,957,373

Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[1]		6,360,000	6,550,800

CDW LLC/CDW Finance Corp., 5% Sr. Unsec. Nts., 9/1/23		2,105,000	2,141,838

Zebra Technologies Corp., 7.25% Sr. Unsec. Nts., 10/15/22[1]		5,870,000	6,339,600

			23,923,211

Internet Software & Services—0.9%

Alibaba Group Holding Ltd.:
2.50% Sr. Unsec. Nts., 11/28/19[1]		4,310,000	4,316,185
3.125% Sr. Unsec. Nts., 11/28/21[1]		8,140,000	8,209,621
4.50% Sr. Unsec. Nts., 11/28/34[1]		1,780,000	1,799,874

Baidu, Inc., 2.75% Sr. Unsec. Nts., 6/9/19		1,450,000	1,467,797

Cerved Group SpA, 6.375% Sr. Sec. Nts., 1/15/20[1]	EUR	5,135,000	5,879,119

EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20		11,145,000	11,479,350

Equinix, Inc.:
4.875% Sr. Unsec. Nts., 4/1/20		2,335,000	2,422,562
5.375% Sr. Unsec. Nts., 1/1/22		6,820,000	7,143,950

IAC/InterActiveCorp, 4.75% Sr. Unsec. Nts., 12/15/22		4,470,000	4,458,825

Tencent Holdings Ltd.:
3.375% Sr. Unsec. Nts., 5/2/19[1]		3,615,000	3,744,977
3.80% Sr. Unsec. Nts., 2/11/25		3,815,000	3,905,221

VeriSign, Inc., 5.25% Sr. Unsec. Nts., 4/1/25[1]		1,370,000	1,395,688

			56,223,169

IT Services—0.5%

First Data Corp.:
8.25% Sec. Nts., 1/15/21[1]		11,525,000	12,475,812
10.625% Sr. Unsec. Nts., 6/15/21		12,040,000	13,755,700

Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]		5,845,000	5,976,513

Sabre GLBL, Inc., 8.50% Sr. Sec. Nts., 5/15/19[1]		2,321,000	2,488,576

Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17		667,000	687,096
6.75% Sr. Unsec. Nts., 2/1/17		332,000	363,210

			35,746,907

45      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Semiconductors & Semiconductor Equipment—0.5%

Freescale Semiconductor, Inc., 6% Sr. Sec. Nts., 1/15/22[1]	$13,415,000	$14,588,812

Micron Technology, Inc.:
5.25% Sr. Unsec. Nts., 8/1/23[1]	7,955,000	8,114,100
5.50% Sr. Unsec. Nts., 2/1/25[1]	4,015,000	4,055,150
5.875% Sr. Unsec. Nts., 2/15/22	4,160,000	4,406,522

		31,164,584

Software—0.5%

Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts., 9/15/21[1]	2,385,000	2,545,988

Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19[7]	5,170,000	4,989,050

BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]	5,471,000	5,033,320

Interactive Data Corp., 5.875% Sr. Unsec. Nts., 4/15/19[1]	11,975,000	12,094,750

Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24	1,310,000	1,378,662

Sixsigma Networks Mexico SA de CV, 8.25% Sr. Unsec. Nts., 11/7/21[1]	1,550,000	1,624,090

TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[1]	5,905,000	6,000,956

		33,666,816

Technology Hardware, Storage & Peripherals—0.2%

Apple, Inc., 4.45% Sr. Unsec. Nts., 5/6/44	931,000	1,041,762

Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[1]	9,130,000	9,673,235

		10,714,997

Materials—4.6%

Chemicals—1.0%

ADS Waste Holdings, Inc., 8.25% Sr. Unsec. Nts., 10/1/20	3,460,000	3,633,000

Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	774,000	775,326
4.125% Sr. Unsec. Nts., 3/15/35	388,000	386,016

Ashland, Inc., 4.75% Sr. Unsec. Nts., 8/15/22	3,560,000	3,631,200

Braskem Finance Ltd.:
5.375% Sr. Unsec. Nts., 5/2/22[1]	3,450,000	3,165,375
6.45% Sr. Unsec. Nts., 2/3/24	1,150,000	1,112,625

Eagle Spinco, Inc., 4.625% Sr. Unsec. Nts., 2/15/21	2,550,000	2,530,875

Hexion US Finance Corp., 6.625% Sr. Sec. Nts., 4/15/20	8,275,000	7,613,000

Huntsman International LLC, 5.125% Sr. Unsec. Nts., 11/15/22[1]	2,550,000	2,562,750

INEOS Group Holdings SA, 6.125% Sr. Unsec. Nts., 8/15/18[1]	4,605,000	4,651,050

Mexichem SAB de CV:
4.875% Sr. Unsec. Nts., 9/19/22[1]	5,075,000	5,351,587
5.875% Sr. Unsec. Nts., 9/17/44[1]	3,110,000	3,078,900

Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21	3,950,000	3,515,500

NOVA Chemicals Corp., 5% Sr. Unsec. Nts., 5/1/25[1]	2,975,000	3,116,312

Platform Specialty Products Corp., 6.50% Sr. Unsec. Nts., 2/1/22[1]	3,865,000	4,058,250

PQ Corp., 8.75% Sec. Nts., 11/1/18[1]	3,870,000	4,029,638

Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19	4,104,000	4,350,240

Tronox Finance LLC, 6.375% Sr. Unsec. Nts., 8/15/20	3,520,000	3,458,400

46      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Chemicals (Continued)

WR Grace & Co., 5.125% Sr. Unsec. Nts., 10/1/21[1]		$2,480,000	$2,579,200

			63,599,244

Construction Materials—0.5%

Building Materials Corp. of America, 6.75% Sr. Unsec. Nts., 5/1/21[1]		7,285,000	7,758,525

Calcipar SA, 6.875% Sr. Sec. Nts., 5/1/18[7]		280,000	284,900

Cemex SAB de CV:
4.375% Sr. Sec. Nts., 3/5/23[1]	EUR	1,365,000	1,473,220
4.75% Sr. Sec. Nts., 1/11/22[1]	EUR	755,000	832,515
5.70% Sr. Sec. Nts., 1/11/25[1]		1,690,000	1,671,410

Elementia SAB de CV, 5.50% Sr. Unsec. Nts., 1/15/25[1]		1,320,000	1,315,380

HeidelbergCement Finance Luxembourg SA:
3.25% Sr. Unsec. Nts., 10/21/21	EUR	1,890,000	2,278,182
7.50% Sr. Unsec. Nts., 4/3/20	EUR	1,720,000	2,390,372
8.00% Sr. Unsec. Nts., 1/31/17	EUR	1,980,000	2,403,105

James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[1]		1,747,000	1,808,145

Lafarge SA:
4.75% Sr. Unsec. Nts., 9/30/20	EUR	2,790,000	3,579,627
5.375% Sr. Unsec. Nts., 6/26/17	EUR	1,490,000	1,764,289

Union Andina de Cementos SAA, 5.875% Sr. Unsec. Nts., 10/30/21[1]		1,545,000	1,565,858

			29,125,528

Containers & Packaging—1.2%

Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7% Sr. Unsec. Nts., 11/15/20[1]		1,714,412	1,725,127

Ball Corp., 5% Sr. Unsec. Nts., 3/15/22		3,675,000	3,858,750

Berry Plastics Corp., 5.50% Sec. Nts., 5/15/22		9,845,000	10,128,044

Cascades, Inc., 7.875% Sr. Unsec. Nts., 1/15/20		5,915,000	6,162,691

Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[1]		2,160,000	1,890,000

Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[1]		4,270,000	4,387,425

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23		6,360,000	6,447,450

Graphic Packaging International, Inc., 4.875% Sr. Unsec. Nts., 11/15/22		1,415,000	1,471,600

Klabin Finance SA, 5.25% Sr. Unsec. Nts., 7/16/24[1]		4,060,000	3,948,350

Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[1]		3,715,000	3,798,216

Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19		2,817,000	2,936,722

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20		13,305,000	13,787,306

Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]		3,550,000	3,629,875
5.125% Sr. Unsec. Nts., 12/1/24[1]		3,550,000	3,683,125
6.50% Sr. Unsec. Nts., 12/1/20[1]		6,780,000	7,576,650

Smurfit Kappa Acquisitions, 4.875% Sr. Sec. Nts., 9/15/18[1]		3,865,000	4,067,913

			79,499,244

47      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Metals & Mining—1.6%

ABJA Investment Co. Pte Ltd.:
4.95% Sr. Unsec. Nts., 5/3/23	SGD	500,000	$354,115
5.95% Sr. Unsec. Nts., 7/31/24		1,140,000	1,181,930

Aleris International, Inc.:
7.625% Sr. Unsec. Nts., 2/15/18		8,520,000	8,722,350
7.875% Sr. Unsec. Nts., 11/1/20		8,850,000	9,049,125

ArcelorMittal:
2.875% Sr. Unsec. Nts., 7/6/20	EUR	4,030,000	4,392,159
5.25% Sr. Unsec. Nts., 2/25/17		4,525,000	4,717,313

Constellium NV, 5.75% Sr. Unsec. Nts., 5/15/24[1]		7,260,000	6,897,000

First Quantum Minerals Ltd., 7.25% Sr. Unsec. Nts., 5/15/22[1]		6,185,000	5,721,125

FMG Resources August 2006 Pty Ltd.:
6.875% Sr. Unsec. Nts., 2/1/18[1]		2,173,333	2,135,300
8.25% Sr. Unsec. Nts., 11/1/19[1]		3,575,000	3,034,281

Freeport-McMoRan, Inc., 3.875% Sr. Unsec. Nts., 3/15/23		625,000	579,586

Gestamp Funding Luxembourg SA:
5.875% Sr. Sec. Nts., 5/31/20[1]	EUR	5,550,000	6,337,118
5.875% Sr. Sec. Nts., 5/31/20	EUR	320,000	365,383

Glencore Canada Corp., 6% Sr. Unsec. Unsub. Nts., 10/15/15		551,000	565,128

Glencore Finance Canada Ltd.:
2.05% Sr. Unsec. Nts., 10/23/15[1]		4,422,000	4,441,178
4.95% Sr. Unsec. Nts., 11/15/21[1]		1,690,000	1,828,555

Glencore Funding LLC:
4.125% Sr. Unsec. Nts., 5/30/23[1]		6,465,000	6,595,257
4.625% Sr. Unsec. Nts., 4/29/24[1]		714,000	745,530

Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44		518,000	542,100

GTL Trade Finance, Inc., 5.893% Sr. Unsec. Nts., 4/29/24[1]		7,055,000	6,836,295

JMC Steel Group, Inc., 8.25% Sr. Nts., 3/15/18[1]		5,050,000	4,260,938

Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[1]		995,000	897,490

Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20		4,470,000	4,810,838

ONGC Videsh Ltd., 2.75% Sr. Unsec. Nts., 7/15/21	EUR	1,650,000	1,856,661

Samarco Mineracao SA, 4.125% Sr. Unsec. Nts., 11/1/22[1]		1,270,000	1,146,175

Steel Dynamics, Inc., 5.125% Sr. Unsec. Nts., 10/1/21[1]		3,780,000	3,822,525

Thompson Creek Metals Co., Inc., 7.375% Sr. Unsec. Nts., 6/1/18		3,300,000	2,631,750

Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[1]		4,770,000	5,091,975

Yamana Gold, Inc., 4.95% Sr. Unsec. Nts., 7/15/24		915,000	901,292

			100,460,472

Paper & Forest Products—0.3%

Fibria Overseas Finance Ltd., 5.25% Sr. Unsec. Nts., 5/12/24		2,285,000	2,273,575

International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44		761,000	785,975

Inversiones CMPC SA:
4.75% Sr. Unsec. Nts., 9/15/24[1]		2,960,000	3,085,927
6.125% Sr. Unsec. Nts., 11/5/19[1]		765,000	851,445

PaperWorks Industries, Inc., 9.50% Sr. Sec. Nts., 8/15/19[1]		5,695,000	5,858,731

Sappi Papier Holding GmbH, 6.625% Sr. Sec. Nts., 4/15/21[1]		5,190,000	5,468,963

Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[1]		1,410,000	1,438,200

			19,762,816

48      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Telecommunication Services—3.4%

Diversified Telecommunication Services—2.5%

AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45		$1,233,000	$1,188,229

CenturyLink, Inc., 6.45% Sr. Unsec. Nts., 6/15/21		5,810,000	6,296,587

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[1]		21,270,000	22,519,612

Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts., 9/27/22[1]		1,890,000	1,929,595

Colombia Telecomunicaciones SA ESP, 8.50% Sub. Perpetual Bonds[1,2,12]		1,080,000	1,088,316

Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[1]		2,450,000	2,584,750

Cox Communications, Inc.:
3.85% Sr. Unsec. Nts., 2/1/25[1]		1,117,000	1,150,846
5.875% Sr. Unsec. Nts., 12/1/16[1]		1,778,000	1,909,576

Deutsche Telekom International Finance BV, 5.75% Sr. Unsec. Nts., 3/23/16		1,800,000	1,884,148

Digicel Ltd., 6.75% Sr. Unsec. Nts., 3/1/23[1]		8,640,000	8,391,600

FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[1]		6,385,000	6,768,100

Frontier Communications Corp., 7.125% Sr. Unsec. Nts., 1/15/23		6,580,000	6,760,950

Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21		8,845,000	8,192,681

Koninklijke KPN NV, 8.375% Sr. Unsec. Nts., 10/1/30		8,660,000	12,503,169

Level 3 Financing, Inc.:
5.375% Sr. Unsec. Nts., 8/15/22		8,460,000	8,748,165
5.625% Sr. Unsec. Nts., 2/1/23[1]		5,830,000	6,019,475

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		14,250,000	16,708,125

Telecom Italia SpA, 5.25% Sr. Unsec. Nts., 2/10/22	EUR	3,765,000	4,795,595

Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36		680,000	942,329

T-Mobile USA, Inc.:
6.25% Sr. Unsec. Nts., 4/1/21		8,025,000	8,376,094
6.625% Sr. Unsec. Nts., 11/15/20		6,365,000	6,675,294

Turk Telekomunikasyon AS, 3.75% Sr. Unsec. Nts., 6/19/19[1]		3,025,000	3,000,422

Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24		750,000	769,080
4.50% Sr. Unsec. Nts., 9/15/20		3,807,000	4,207,032
5.012% Sr. Unsec. Nts., 8/21/54		435,000	453,388

Windstream Corp.:
6.375% Sr. Unsec. Nts., 8/1/23		3,485,000	3,155,877
7.75% Sr. Unsec. Nts., 10/1/21		6,545,000	6,551,545

Zayo Group LLC/Zayo Capital, Inc., 6% Sr. Unsec. Nts., 4/1/23[1]		6,320,000	6,378,334

			159,948,914

Wireless Telecommunication Services—0.9%

Bharti Airtel International Netherlands BV, 5.35% Sr. Unsec. Nts., 5/20/24[1]		5,405,000	5,979,281

Digicel Group Ltd., 7.125% Sr. Unsec. Nts., 4/1/22[1]		2,845,000	2,609,434

ENTEL Chile SA, 4.75% Sr. Unsec. Nts., 8/1/26[1]		3,910,000	4,026,905

Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[1]		2,220,000	2,222,775

Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[1]		1,970,000	1,670,560

Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23		12,560,000	12,874,000

49      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Wireless Telecommunication Services (Continued)

Telefonica Europe BV, 6.75% Jr. Sub. Perpetual Bonds[2,12]	GBP	9,295,000	$15,077,344

Telekom Austria AG, 5.625% Jr. Sub. Perpetual Bonds[2,12]	EUR	4,250,000	4,940,013

Vodafone Group plc, 4.375% Sr. Unsec. Unsub. Nts., 2/19/43		474,000	468,884

Wind Acquisition Finance SA, 4% Sr. Sec. Nts., 7/15/20[1]	EUR	4,635,000	5,028,832

			54,898,028

Utilities—3.5%

Electric Utilities—1.6%

E.CL SA, 4.50% Sr. Unsec. Nts., 1/29/25[1]		2,135,000	2,213,946

EDP Finance BV:
5.25% Sr. Unsec. Nts., 1/14/21[1]		11,006,000	11,957,359
6.00% Sr. Unsec. Nts., 2/2/18[1]		1,640,000	1,787,633

Electricite de France SA:
5.25% Jr. Sub. Perpetual Bonds[1,2,12]		3,970,000	4,152,620
5.625% Jr. Sub. Perpetual Bonds[1,2,12]		3,050,000	3,249,012
6.00% Jr. Sub. Perpetual Bonds[2,12]	GBP	2,100,000	3,414,785

Empresas Publicas de Medellin ESP, 7.625% Sr. Unsec. Nts., 7/29/19[1]		5,305,000	6,273,162

EnBW Energie Baden-Wuerttemberg AG, 3.625% Jr. Sub. Nts., 4/2/76[2]	EUR	6,300,000	6,996,556

Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[1]		1,720,000	1,915,050

Enel SpA, 5% Sub. Nts., 1/15/75[2]	EUR	8,345,000	9,836,384

Eskom Holdings SOC Ltd.:
6.75% Sr. Unsec. Nts., 8/6/23[1]		3,970,000	3,970,794
7.125% Unsec. Nts., 2/11/25[1]		2,545,000	2,569,177

Iberdrola International BV, 5.75% Jr. Sub. Perpetual Bonds[2,12]	EUR	6,125,000	7,242,429

Israel Electric Corp. Ltd.:
6.875% Sr. Sec. Nts., 6/21/23[1]		3,205,000	3,725,543
7.25% Sr. Sec. Nts., 1/15/19[1]		9,365,000	10,559,038

ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43		1,043,000	1,241,795

MMC Energy. Inc., 8.875% Sr. Unsec. Nts., 10/15/20[8,16]		3,950,000	395

National Power Corp., 5.875% Sr. Unsec. Nts., 12/19/16	PHP	421,000,000	9,828,043

Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[1]		11,545,000	12,656,206

Power Grid Corp. of India Ltd., 8.70% Sec. Nts., 7/15/18	INR	90,000,000	1,456,441

			105,046,368

Gas Utilities—0.3%

Empresa de Energia de Bogota SA, 6.125% Sr. Unsec. Nts., 11/10/21[1]		5,150,000	5,536,250

Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21		3,896,000	3,944,700

Gas Natural Capital Markets SA, 4.375% Sr. Unsec. Nts., 11/2/16	EUR	2,875,000	3,292,312

Gas Natural de Lima y Callao SA, 4.375% Sr. Unsec. Nts., 4/1/23[1]		2,525,000	2,566,662

Perusahaan Gas Negara Persero Tbk PT, 5.125% Sr. Unsec. Nts., 5/16/24[1]		4,845,000	5,159,441

			20,499,365

Independent Power and Renewable Electricity Producers—1.2%

AES Corp., 7.375% Sr. Unsec. Nts., 7/1/21		3,745,000	4,213,125

Atlantic Power Corp., 9% Sr. Unsec. Nts., 11/15/18		4,230,000	4,388,625

50      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Independent Power and Renewable Electricity Producers (Continued)

Calpine Corp.:
5.375% Sr. Unsec. Nts., 1/15/23		$7,095,000	$7,130,475
7.875% Sr. Sec. Nts., 1/15/23[1]		2,767,000	3,071,923

Colbun SA, 4.50% Sr. Unsec. Nts., 7/10/24[1]		2,930,000	3,030,997

Comision Federal de Electricidad, 4.875% Sr. Unsec. Nts., 1/15/24[1]		5,365,000	5,727,137

Dynegy, Inc., 5.875% Sr. Unsec. Nts., 6/1/23		1,485,000	1,451,588

GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18		10,710,000	10,977,750

Hero Asia Investment Ltd., 2.875% Sr. Unsec. Nts., 10/3/17		1,270,000	1,275,356

Infinis plc, 7% Sr. Sec. Nts., 2/15/19[7]	GBP	3,895,000	6,138,958

Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28		4,822,757	5,296,318

NRG Energy, Inc.:
6.25% Sr. Unsec. Nts., 7/15/22		4,960,000	5,127,400
6.25% Sr. Unsec. Nts., 5/1/24		2,225,000	2,252,813
6.625% Sr. Unsec. Nts., 3/15/23		5,210,000	5,418,400

NRG Yield Operating LLC, 5.375% Sr. Unsec. Nts., 8/15/24[1]		1,813,000	1,894,585

Power Sector Assets & Liabilities Management Corp., 7.39% Sr. Unsec. Nts., 12/2/24[1]		5,365,000	7,222,631

			74,618,081

Multi-Utilities—0.4%

InterGen NV, 7% Sr. Sec. Nts., 6/30/23[1]		10,570,000	10,279,325

National Grid North America, Inc., 1.75% Sr. Unsec. Nts., 2/20/18	EUR	3,170,000	3,542,702

NGG Finance plc, 4.25% Sub. Nts., 6/18/76[2]	EUR	8,160,000	9,650,479

			23,472,506

Total Corporate Bonds and Notes (Cost $3,661,636,590)			3,572,301,150

		Shares

Preferred Stock—0.2%

Ally Financial, Inc., 7% Cum., Series G, Non-Vtg.[1] (Cost $13,115,042)		13,604	13,963,231

Common Stocks—0.2%

Arco Capital Corp. Ltd.[7,14]		2,494,716	—

Entegra Etc., Series A14		16,217	4,735,364

Kaiser Aluminum Corp.		1,399	107,569

Nortek, Inc.[14]		86,282	7,614,386

Premier Holdings Ltd.[14]		1,088,661	—

Revel Entertainment, Inc.[14]		62,473	—

Wallace Theater Holdings, Inc.[7,14]		6,170	62

Total Common Stocks (Cost $16,905,135)			12,457,381

		Units

Rights, Warrants and Certificates—0.0%

MediaNews Group, Inc. Wts., Strike Price $48.72, Exp. 3/19/17[14]		88,579	—

US Shale Solutions, Inc. Wts., Strike Price $0.01, Exp. 9/1/24[1,14]		5,695	57

Total Rights, Warrants and Certificates (Cost $24,912,707)			57

51      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Structured Securities—0.7%

Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[8]	RUB	196,587,000	$—

Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[8]	RUB	335,100,000	—

Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.01%, 4/30/25[1,9]		3,775,163	2,455,673
3.138%, 4/30/25[1,9]		3,712,065	2,414,628
3.191%, 4/30/25[1,9]		4,621,822	3,006,408
3.241%, 4/30/25[1,9]		5,275,109	3,431,359
3.269%, 4/30/25[1,9]		4,214,195	2,741,254
3.346%, 4/30/25[1,9]		3,961,163	2,576,662
3.905%, 4/30/25[1,9]		4,810,138	3,128,905
4.005%, 4/30/25[1,9]		4,152,784	2,701,308
28.422%, 12/31/17[7,15]	BRL	28,840,000	16,098,278

Deutsche Bank AG, Opic Reforma I Credit Linked Nts.:
Cl. 2A, 7.208%, 5/22/15[2,7]	MXN	1,803,555	108,957
Cl. 2B, 7.208%, 5/22/15[2,7]	MXN	3,155,364	190,623
Cl. 2C, 7.208%, 5/22/15[2,7]	MXN	47,575,229	2,874,132
Cl. 2D, 7.208%, 5/22/15[2,7]	MXN	3,467,217	209,463
Cl. 2E, 7.208%, 5/22/15[2,7]	MXN	2,518,999	152,179
Cl. 2F, 7.208%, 5/22/15[2,7]	MXN	1,608,758	97,189
Cl. 2G, 7.208%, 5/22/15[2,7]	MXN	296,268	17,898

LB Peru Trust II Certificates, Series 1998-A, 99.999%, 2/28/16[8,9]		115,443	—

Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	130,805,615	992,235

Total Structured Securities (Cost $67,718,722)			43,197,151

Short-Term Note—0.4%

United States Treasury Bills, 0.06%, 5/14/15[9,11] (Cost $23,328,328)		23,330,000	23,328,328

	Counterparty		Exercise Price	Expiration Date		Contracts

Over-the-Counter Options Purchased—0.2%

BRL Currency Call[14]	GSG	BRL	3.250	3/14/16	BRL	91,425,000	882,708

CAD Currency Put[14]	DEU	CAD	1.260	4/29/15	CAD	165,000,000	1,838,430

CAD Currency Put[14]	GSG	CAD	1.260	5/8/15	CAD	95,000,000	1,173,345

EUR Currency Put[14,17]	BOA	USD	1.000	9/16/15	EUR	7,500,000	1,556,481

EUR Currency Call[14]	DEU	USD	1.100	4/23/15	EUR	7,500,000	3,097,425

52      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Counterparty		Exercise Price	Expiration Date		Contracts	Value
Over-the-Counter Options Purchased (Continued)
ILS Currency Put[14]	GSG	ILS	4.160	6/1/15	ILS	70,000,000	$62,930
ILS Currency Put[14]	GSG	ILS	4.000	6/25/15	ILS	524,648,000	1,980,022
INR Currency Call[14]	BOA	INR	62.500	8/27/15	INR	4,686,000,000	524,832
KRW Currency Put[14]	GSG	KRW	1140.000	6/19/15	KRW	149,580,000,000	1,196,640
MXN Currency Call[14]	CITNA-B	MXN	14.755	3/16/16	MXN	737,720,000	1,084,449
MXN Currency Call[14]	BOA	MXN	14.161	4/16/15	MXN	1,595,750,000	1,596
MXN Currency Call[14]	JPM	MXN	14.723	3/16/16	MXN	368,060,000	522,645
ZAR Currency Call[14]	CITNA-B	ZAR	11.565	3/29/16	ZAR	433,710,000	581,605
ZAR Currency Call[14]	GSG	ZAR	11.805	3/14/16	ZAR	332,077,400	593,090
ZAR Currency Call[14]	BOA	ZAR	11.834	3/14/16	ZAR	332,893,000	615,186
Total Over-the-Counter Options Purchased (Cost $15,313,803)							15,711,384

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.2%
Interest Rate Swap maturing 12/17/25 Call[14]	UBS	Receive	Six-Month GBP BBA LIBOR	2.311%	12/17/15	GBP	278,000	5,703,527
Interest Rate Swap maturing 12/18/25 Call[14]	BOA	Receive	Three- Month USD BBA LIBOR	2.798	12/16/15	USD	555,000	6,024,053

53      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)	Value

Over-the-Counter Interest Rate Swaptions Purchased (Continued)

Interest Rate Swap maturing 3/31/46 Call[14]	JPM	Receive	Three- Month USD BBA LIBOR	2.485%	3/29/16	USD	37,525	$2,744,441

Interest Rate Swap maturing 5/30/33 Call[14]	BAC	Receive	Six-Month GBP BBA LIBOR	3.990	5/30/23	GBP	4,350	273,589

Interest Rate Swap maturing 6/29/20 Call[14]	BAC	Receive	Three- Month USD BBA LIBOR	1.860	6/25/15	USD	187,000	765,703

Interest Rate Swap maturing 6/29/25 Call[14]	BOA	Receive	Three- Month USD BBA LIBOR	2.290	6/25/15	USD	94,000	778,356

Interest Rate Swap maturing 7/21/25 Call[14]	UBS	Receive	Six-Month EUR EURIBOR	1.821	7/17/15	EUR	57,110	6,410

Interest Rate Swap maturing 7/21/25 Call[14]	GSG	Receive	Six-Month EUR EURIBOR	2.750	7/17/15	EUR	130,220	10,219

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $20,457,784)								16,306,298

							Shares

Investment Companies—11.2%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.12%[18,19]							113,514,391	113,514,391

Oppenheimer Master Event-Linked Bond Fund, LLC[18]							9,242,083	135,527,701

Oppenheimer Master Loan Fund, LLC[18]							22,306,015	327,340,950

Oppenheimer Ultra-Short Duration Fund, Cl. Y18							13,761,704	137,892,278

Total Investment Companies (Cost $723,673,611)								714,275,320

Total Investments, at Value (Cost $6,714,316,655)							102.0%	6,520,482,237

Net Other Assets (Liabilities)							(2.0)	(130,173,524)

Net Assets							100.0%	$6,390,308,713

54      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,198,838,334 or 34.43% of the Fund’s net assets as of March 31, 2015.

2. Represents the current interest rate for a variable or increasing rate security.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $16,949,287 or 0.27% of the Fund’s net assets as of March 31, 2015.

4. Interest rate is less than 0.0005%.

5. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after March 31, 2015. See Note 4 of the accompanying Consolidated Notes.

7. Restricted security. The aggregate value of restricted securities as of March 31, 2015 was $123,816,088, which represents 1.94% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22	3/3/14 - 12/30/14	$9,154,145	$9,251,600	$97,455
Arco Capital Corp. Ltd.	6/28/13	—	—	—
ASG Consolidated LLC/ASG Finance, Inc., 15% Sr. Unsec. Nts., 5/15/17	11/15/10 - 11/15/14	9,579,632	6,584,521	(2,995,111)
Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19	12/2/13 - 10/16/14	5,257,788	4,989,050	(268,738)
Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec. Nts., 12/1/21	11/22/13 - 11/25/13	9,806,554	9,161,100	(645,454)
Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23	7/25/13 - 12/4/14	4,598,365	4,439,202	(159,163)
Calcipar SA, 6.875% Sr. Sec. Nts., 5/1/18	11/21/13	290,215	284,900	(5,315)
Citigroup Mortgage Loan Trust, Inc., Collateralized Mtg. Obligations, Series 2014-8, Cl. 1A2, 0.466%, 7/20/36	7/11/14	1,373,989	1,308,000	(65,989)
Credit Agricole SA, 6.637% Jr. Sub. Perpetual Bonds	10/22/13 - 12/18/13	10,291,460	10,942,026	650,566
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds	7/17/13 - 3/19/15	7,803,656	8,483,017	679,361
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 28.422%, 12/31/17	9/19/07	13,957,702	16,098,278	2,140,576

55      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 7.208%, 5/22/15	5/21/08	$173,764	$108,957	$(64,807)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 7.208%, 5/22/15	6/12/08	296,602	190,623	(105,979)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 7.208%, 5/22/15	6/18/08	4,612,209	2,874,132	(1,738,077)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 7.208%, 5/22/15	7/8/08	335,832	209,463	(126,369)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 7.208%, 5/22/15	7/15/08	244,395	152,179	(92,216)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 7.208%, 5/22/15	8/8/08	158,261	97,189	(61,072)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 7.208%, 5/22/15	8/22/08	27,890	17,898	(9,992)
Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22	12/12/13 - 10/28/14	4,276,746	4,237,987	(38,759)
Emirates Airline, 4.50% Sr. Unsec. Nts., 2/6/25	8/27/13 - 12/4/14	3,371,590	3,703,330	331,740
EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22	9/11/14	5,645,333	5,953,163	307,830
Infinis plc, 7% Sr. Sec. Nts., 2/15/19	10/2/13 - 5/12/14	6,656,610	6,138,958	(517,652)
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	1,842,518	138,492	(1,704,026)
K Hovnanian Enterprises, Inc., 9.125% Sec. Nts., 11/15/20	9/19/12 - 12/6/13	6,119,256	6,084,400	(34,856)
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18	12/7/12 - 3/15/13	5,408,848	5,601,200	192,352
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	5/8/13 - 4/17/14	3,607,965	3,627,075	19,110
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29	8/10/10	4,811,624	1,277,324	(3,534,300)
Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08	3/6/98	14,317,825	—	(14,317,825)
Realogy Group LLC, 9% Sr. Sec. Nts., 1/15/20	1/25/12 - 2/1/12	2,880,475	3,164,550	284,075
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds	11/14/13 - 3/13/15	6,737,163	6,788,625	51,462

56      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Wallace Theater Holdings, Inc.	3/28/13	$62	$62	$—
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	3/11/15	1,915,559	1,908,787	(6,772)

		$145,554,033	$123,816,088	$(21,737,945)

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

9. Zero coupon bond reflects effective yield on the date of purchase.

10. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $6,891,931. See Note 5 of the accompanying Consolidated Notes.

11. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $8,051,641. See Note 5 of the accompanying Consolidated Notes.

12. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

13. Interest or dividend is paid-in-kind, when applicable.

14. Non-income producing security.

15. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

16. Security received as the result of issuer reorganization.

17. Knock-in option becomes eligible for exercise if at any time spot rates are equal to or greater than 1.08 EUR per 1 USD.

18. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended March 31, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 30, 2014	Gross Additions	Gross Reductions	Shares March 31, 2015

American Media Operations, Inc.	801,816	—	801,816	—
Oppenheimer Institutional Money Market Fund, Cl. E	63,281,949	1,133,310,985	1,083,078,543	113,514,391
Oppenheimer Master Event-Linked Bond Fund, LLC	11,333,398	—	2,091,315	9,242,083
Oppenheimer Master Loan Fund, LLC	25,326,303	—	3,020,288	22,306,015
Oppenheimer Ultra-Short Duration Fund, Cl. Y	16,857,724	24,080	3,120,100	13,761,704

	Value	Income	Realized Gain (Loss)

American Media Operations, Inc.	$—	$—	$(23,257,098)
Oppenheimer Institutional Money Market Fund, Cl. E	113,514,391	78,110	—
Oppenheimer Master Event-Linked Bond Fund, LLC	135,527,701	4,129,420 [a]	3,216,812 [a]
Oppenheimer Master Loan Fund, LLC	327,340,950	9,581,464 [b]	(4,354,881) [b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y	137,892,278	221,836	58,455

Total	$714,275,320	$14,010,830	$(24,336,712)

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

19. Rate shown is the 7-day yield as of March 31, 2015.

57      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$4,175,220,590	64.0%
Brazil	224,046,351	3.4
Mexico	181,236,099	2.8
United Kingdom	172,836,856	2.7
India	138,296,309	2.1
Turkey	113,860,908	1.8
Netherlands	103,141,038	1.6
Indonesia	102,784,387	1.6
Canada	87,107,044	1.3
Colombia	86,140,332	1.3
France	82,468,645	1.3
China	71,631,183	1.1
South Africa	69,496,204	1.1
Germany	64,741,752	1.0
Peru	55,112,066	0.8
Italy	53,777,545	0.8
Spain	52,663,113	0.8
Supranational	51,633,961	0.8
Luxembourg	48,104,053	0.7
Israel	47,783,975	0.7
Chile	39,883,147	0.6
Switzerland	37,722,848	0.6
Philippines	35,618,080	0.6
Ireland	34,911,933	0.5
Greece	30,803,821	0.5
Portugal	29,908,339	0.5
Hungary	28,163,285	0.4
Panama	25,671,512	0.4
Russia	22,183,348	0.3
United Arab Emirates	21,619,251	0.3
Poland	20,213,930	0.3
Australia	19,333,402	0.3
Dominican Republic	15,783,567	0.2
Ivory Coast	14,416,346	0.2
Sweden	13,258,888	0.2
Sri Lanka	12,660,261	0.2
South Korea	12,318,619	0.2
Croatia	11,891,942	0.2
Jamaica	11,001,034	0.2
Denmark	10,971,396	0.2
Jersey, Channel Islands	10,630,508	0.2
Serbia	9,594,502	0.2
Morocco	8,210,401	0.1
Kazakhstan	7,570,763	0.1
Kenya	5,442,351	0.1
Austria	4,940,013	0.1
Eurozone	4,670,535	0.1
Uruguay	4,477,538	0.1
Japan	3,888,678	0.1
Singapore	3,837,439	0.1
Belgium	3,627,075	0.1
Gabon	3,112,537	0.1

58      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Geographic Holdings (Continued)	Value	Percent
Vietnam	$2,589,469	0.0%
Barbados	2,584,750	0.0
Venezuela	2,537,517	0.0
Angola	2,250,893	0.0
Bermuda	1,955,322	0.0
Thailand	1,900,260	0.0
Norway	1,548,863	0.0
Hong Kong	1,548,461	0.0
Senegal	1,180,257	0.0
Trinidad	1,099,989	0.0
Egypt	866,756	0.0

Total	$6,520,482,237	100.0%

Forward Currency Exchange Contracts as of March 31, 2015
Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	05/2015	IDR	454,070,000	USD	36,353	$14,035	$2,160,857
BAC	05/2015	INR	787,000	USD	12,371	148,343	—
BAC	05/2015	MYR	112,840	USD	30,911	—	642,594
BAC	04/2015	SEK	498,800	USD	69,793	—	11,863,845
BAC	04/2015	USD	15,425	BRL	37,320	3,731,297	—
BAC	04/2015	USD	69,824	EUR	54,980	10,696,002	—
BAC	05/2015	USD	34,017	IDR	423,158,000	2,138,300	—
BAC	05/2015	USD	12,371	INR	787,000	—	148,343
BAC	07/2015	USD	671	RUB	47,500	—	113,393
BAC	04/2015	USD	69,236	SEK	498,800	11,307,332	—
BNP	06/2015	NOK	15,300	USD	2,066	—	170,286
BNP	06/2015	USD	2,168	NOK	15,320	269,589	—
BOA	04/2015	BRL	42,190	USD	13,970	—	751,148
BOA	06/2015	EUR	15,340	USD	17,367	—	857,317
BOA	05/2015	IDR	423,158,000	USD	34,030	—	2,150,884
BOA	05/2015	INR	4,691,000	USD	74,265	387,104	28,372
BOA	06/2015	MXN	268,500	USD	17,796	—	272,134
BOA	04/2015	PHP	453,000	USD	10,115	21,531	—
BOA	05/2015	TWD	2,245,096	USD	72,027	—	151,424
BOA	04/2015	USD	7,708	BRL	24,110	153,477	—
BOA	04/2015 - 05/2015	USD	90,988	INR	5,742,780	28,372	485,421
BOA	06/2015	USD	69,227	MXN	1,055,580	613,990	281,039
BOA	05/2015	USD	33,426	MYR	113,530	2,972,259	—
BOA	04/2015 - 09/2015	USD	19,977	PHP	900,000	—	85,699
BOA	06/2015	USD	358	SGD	490	1,262	—
BOA	05/2015	USD	72,004	TWD	2,245,096	128,323	—
CITNA-B	06/2015	EUR	6,840	USD	7,632	7,439	277,591
CITNA-B	05/2015	IDR	838,688,000	USD	65,151	—	1,977,707
CITNA-B	06/2015	JPY	686,000	USD	5,826	—	101,609
CITNA-B	06/2015	MXN	1,000	USD	67	—	1,449
CITNA-B	05/2015	TRY	91,150	USD	35,387	42,416	861,502
CITNA-B	10/2015	USD	67,368	BRL	214,500	3,885,422	—
CITNA-B	06/2015	USD	160,166	EUR	129,100	21,232,290	—
CITNA-B	06/2015	USD	9,892	GBP	6,365	454,418	—
CITNA-B	05/2015	USD	65,552	IDR	843,851,000	1,989,929	—

59      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

CITNA-B	06/2015	USD	109,634	MXN	1,643,300	$2,380,666	$—
CITNA-B	07/2015	USD	17,367	TRY	42,820	1,370,350	—
CITNA-B	05/2015	USD	52,388	ZAR	654,980	—	1,114,931
DEU	06/2015	EUR	11,170	USD	13,035	—	1,013,250
DEU	06/2015	MXN	3,098,700	USD	208,835	—	6,592,004
DEU	05/2015	TRY	49,670	USD	19,736	—	898,987
DEU	06/2015	USD	2,801	EUR	2,435	180,119	—
DEU	06/2015	USD	111,725	GBP	71,315	5,982,735	—
DEU	06/2015	USD	212,236	MXN	3,149,800	6,657,926	—
DEU	05/2015	USD	90,328	TRY	228,140	3,808,273	—
GSCO-OT	04/2015	BRL	50,660	USD	19,512	27,783	3,666,338
GSCO-OT	04/2015	EUR	54,980	USD	62,744	—	3,616,611
GSCO-OT	04/2015 - 07/2015	USD	153,301	BRL	455,785	12,614,669	633,359
GSCO-OT	04/2015	USD	43,187	INR	2,709,100	—	137,981
JPM	01/2016	CNH	171,900	USD	27,953	—	1,056,247
JPM	05/2015	COP	2,024,000	USD	748	24,988	—
JPM	06/2015	EUR	7,190	USD	8,630	18,244	910,187
JPM	05/2015	IDR	778,048,000	USD	60,930	—	2,369,519
JPM	04/2015	USD	8,099	BRL	25,310	168,884	—
JPM	01/2016	USD	27,286	CNH	171,900	388,469	—
JPM	06/2015	USD	178,500	EUR	144,850	22,602,829	—
JPM	06/2015	USD	9,393	GBP	6,145	281,788	—
JPM	05/2015	USD	121,659	IDR	1,582,431,000	2,499,047	—
MSCO	06/2015	EUR	2,110	USD	2,275	27,292	31,551
MSCO	06/2015	MXN	1,001,400	USD	67,816	—	2,457,976
MSCO	05/2015	MYR	113,530	USD	31,310	—	856,398
MSCO	05/2015	TRY	2,740	USD	1,025	13,714	—
MSCO	05/2015	USD	44,986	COP	111,163,000	2,518,369	—
MSCO	06/2015	USD	41,730	EUR	37,025	1,970,011	88,009
MSCO	06/2015	USD	7,251	GBP	4,815	111,888	—
MSCO	06/2015	USD	16,744	MXN	253,000	231,066	—
MSCO	05/2015	USD	31,119	MYR	112,840	851,193	—
MSCO	05/2015	USD	1,025	TRY	2,740	—	13,714
MSCO	05/2015	USD	26,908	ZAR	334,320	—	395,061
MSCO	05/2015	ZAR	2,590	USD	207	4,991	—
NOM	06/2015	USD	780	EUR	720	4,884	—
RBS	06/2015	EUR	5,910	USD	6,348	11,891	—
TDB	04/2015	BRL	302,420	USD	94,178	578,585	—
TDB	06/2015	CAD	94,700	USD	76,012	—	1,312,325
TDB	06/2015	JPY	1,421,000	USD	12,129	—	270,202
TDB	04/2015 - 05/2015	USD	118,991	BRL	382,260	668,340	523,514
TDB	06/2015	USD	74,927	CAD	94,700	226,777	—
TDB	05/2015	USD	21,323	HUF	6,104,000	—	494,264
TDB	06/2015	USD	20,818	JPY	2,476,000	155,411	—
TDB	05/2015	USD	5,182	ZAR	65,530	—	169,780

Total Unrealized Appreciation and Depreciation						$126,604,312	$52,004,822

60      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Futures Contracts as of March 31, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Sell	6/19/15	381	$62,436,375	$(1,180,218)
United States Treasury Nts., 2 yr.	CBT	Buy	6/30/15	896	196,364,000	632,481
United States Treasury Nts., 2 yr.	CBT	Sell	6/30/15	444	97,305,375	(115,326)
United States Treasury Nts., 5 yr.	CBT	Buy	6/30/15	1	120,211	218
United States Treasury Nts., 10 yr.	CBT	Sell	6/20/15	473	60,972,656	(757,126)
United States Treasury Ultra Bonds	CBT	Buy	6/19/15	806	136,919,250	2,057,167

						$637,196

Over-the-Counter Options Written at March 31, 2015
Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

BRL Currency Put[1]	GSG	BRL	3.230	2/1/17	BRL	(90,970,000)	$1,625,319	$(5,095,139)

BRL Currency Put	GSG	BRL	4.010	3/14/16	BRL	(112,805,000)	974,737	(1,006,333)

CAD Currency Call	DEU	CAD	1.210	4/29/15	CAD	(159,000,000)	633,372	(87,768)

CAD Currency Put	DEU	CAD	1.300	4/29/15	CAD	(171,000,000)	1,054,938	(484,785)

CAD Currency Put[2]	GSG	CAD	1.300	5/8/15	CAD	(97,500,000)	623,250	(271,732)

ILS Currency Call	GSG	ILS	3.825	6/25/15	ILS	(501,695,000)	810,582	(626,617)

ILS Currency Put	GSG	ILS	4.110	6/25/15	ILS	(539,076,000)	734,507	(956,860)

ILS Currency Put	GSG	ILS	4.260	6/1/15	ILS	(72,000,000)	62,535	(25,272)

INR Currency Put	BOA	INR	66.500	8/27/15	INR	(4,986,000,000)	764,020	(772,830)

INR Currency Call	BOA	INR	60.100	8/27/15	INR	(4,506,000,000)	290,229	(72,096)

KRW Currency Put	GSG	KRW	1,180.000	6/19/15	KRW	(154,830,000,000)	780,710	(464,490)

KRW Currency Call	GSG	KRW	1,100.000	6/19/15	KRW	(144,330,000,000)	1,062,794	(1,731,960)

MXN Currency Put	BOA	MXN	15.202	4/16/15	MXN	(1,713,000,000)	996,452	(1,416,651)

MXN Currency Put	CITNA-B	MXN	17.690	3/16/16	MXN	(884,470,000)	1,218,709	(1,009,180)

MXN Currency Put[3]	CITNA-B	MXN	15.690	2/2/17	MXN	(294,630,000)	685,404	(934,861)

MXN Currency Put	CITNA-B	MXN	15.145	4/23/15	MXN	(1,985,287,500)	1,330,560	(2,195,728)

MXN Currency Put	JPM	MXN	17.657	3/16/16	MXN	(441,410,000)	587,995	(510,712)

ZAR Currency Put	BOA	ZAR	15.030	3/14/16	ZAR	(422,797,000)	978,931	(877,727)

ZAR Currency Put	CITNA-B	ZAR	14.750	3/29/16	ZAR	(553,160,000)	1,276,018	(1,329,243)

ZAR Currency Put	GSG	ZAR	15.025	3/14/16	ZAR	(422,657,000)	969,369	(878,704)

Total Over-the-Counter Options Written							$17,460,431	$(20,748,688)

1. Knock-out option becomes eligible for exercise if at any time spot rates are less than or equal to 2.56 BRL per 1 USD.

2. Knock-in option becomes eligible for exercise if at any time spot rates are greater than or equal to 1.34 CAD per 1 USD.

3. Knock-out option becomes eligible for exercise if at any time spot rates are equal to or less than to 14.4 MXN per 1 USD.

61      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaps at March 31, 2015
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

Alpha Bank AE	BAC	Buy	5.000%	3/20/17	EUR	3,500	$(410,800)	$606,395

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	470	(223)	32,986

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	470	(223)	32,986

Banco Santander SA	UBS	Sell	3.000	9/20/17	EUR	900	(3,420)	56,779

Federative Republic of Brazil	GSG	Sell	1.000	3/20/20	USD	6,375	430,919	(544,300)

Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	1,435	545,380	(748,539)

Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	1,435	509,505	(748,539)

Malaysia	BOA	Sell	1.000	3/20/20	USD	3,820	82,986	(62,414)

Malaysia	JPM	Sell	1.000	3/20/20	USD	6,360	141,157	(103,915)

Malaysia	JPM	Sell	1.000	3/20/20	USD	5,085	111,989	(83,083)

Republic of Ireland	GSG	Buy	1.000	3/20/18	USD	2,365	(99,348)	(47,345)

Republic of Ireland	GSG	Buy	1.000	3/20/18	EUR	2,080	(77,551)	(44,667)

Republic of Italy	GSG	Sell	1.000	3/20/23	USD	2,340	374,113	(67,771)

Republic of Turkey	GSG	Buy	1.000	3/20/20	USD	17,305	(832,340)	965,830

Republic of Turkey	HSBC	Buy	1.000	3/20/20	USD	7,655	(361,356)	427,243

State Bank of India	BNP	Sell	1.000	9/20/19	USD	5,225	215,578	(94,662)

Total Over-the-Counter Credit Default Swaps							$626,366	$(423,016)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*		Reference Asset Rating Range**
Investment Grade Single Name Corporate Debt	$5,225,000		$—		BBB-
Investment Grade Single Name Corporate Debt	1,840,000	EUR	—	EUR	BBB- to BBB
Investment Grade Sovereign Debt	$23,980,000		$—		BBB- to A-

Non-Investment Grade Sovereign Debt	$2,870,000		$—		B-

Total USD	$32,075,000		$—

Total EUR	1,840,000	EUR	—	EUR

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

62      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Currency Swap at March 31, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount Currency Received (000’s)		Notional Amount Currency Delivered (000’s)	Value

BAC	Pay	Three- Month USD BBA LIBOR	7.650%	5/5/20	TRY	45,440	USD	18,278	$(1,577,621)

BOA	Pay	Six-Month USD BBA LIBOR	6.250	3/25/20	INR	435,530	USD	6,991	(23,613)

BOA	Pay	Six-Month USD BBA LIBOR	6.330	3/31/20	INR	438,690	USD	7,009	2,117

GSG	Pay	Three- Month USD BBA LIBOR	7.120	5/5/17	TRY	101,121	USD	42,064	(4,304,885)

GSG	Pay	Six-Month USD BBA LIBOR	6.450	3/27/18	INR	2,709,100	USD	43,471	(67,831)

JPM	Pay	Three- Month USD BBA LIBOR	7.270	5/3/17	TRY	100,300	USD	41,501	(3,930,377)

Total Over-the-Counter Currency Swap									$(9,902,210)

Centrally Cleared Interest Rate Swaps at March 31, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Value

DEU	Receive	Six-Month PLN WIBOR WIBO	2.320%	3/18/25	PLN	32,620	$(173,267)

DEU	Pay	Six-Month PLN WIBOR WIBO	2.050	3/18/20	PLN	61,500	153,083

JPM	Pay	Six-Month PLN WIBOR WIBO	2.050	3/18/20	PLN	67,500	168,018

JPM	Receive	Six-Month PLN WIBOR WIBO	2.320	3/18/25	PLN	35,620	(189,202)

JPM	Pay	Six-Month SGD SOR VWAP	1.645	1/16/20	SGD	53,500	(592,313)

Total Centrally Cleared Interest Rate Swaps							$(633,681)

63      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaps at March 31, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Value

BOA	Receive	Six-Month INR MIBOR OIS	6.660%	3/24/20	INR	449,845	$118,342

BOA	Receive	Six-Month INR MIBOR OIS	6.740	3/30/20	INR	544,160	111,451

GSG	Pay	Three-Month MYR KLIBOR BNM	4.440	3/16/25	MYR	90,000	(33,511)

GSG	Pay	BZDI	13.455	1/2/17	BRL	470,000	193,004

GSG	Receive	Three-Month COP IBR OIS	4.380	3/5/18	COP	66,770,000	(643,445)

GSG	Pay	Three-Month MYR KLIBOR BNM	4.515	3/12/25	MYR	35,600	14,033

JPM	Pay	Three-Month COP IBR OIS	4.380	2/26/18	COP	67,500,000	(647,581)

JPM	Pay	One-Week CNY CNREPOFIX	3.310	3/9/20	CNY	127,500	(371,645)

Total Over-the-Counter Interest Rate Swaps							$(1,259,352)

Over-the-Counter Credit Default Swaptions Written at March 31, 2015
Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value

Credit Default Swap maturing 6/20/20	JPM	Sell	iTraxx Europe Crossover Series 23 Version 1	3.250%	4/15/15	EUR 44,000	$85,492	$(29,688)

Credit Default Swap maturing 6/20/20	JPM	Buy	iTraxx Europe Crossover Series 23 Version 1	2.500	4/15/15	EUR 44,000	118,740	(112,212)

Total Over-the-Counter Credit Default Swaptions Written							$204,232	$(141,900)

Over-the-Counter Currency Swaptions Written at March 31, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount Currency Received (000’s)		Notional Amount Currency Delivered (000’s)	Premiums Received	Value
JPM	Pay	Three- Month USD BBA LIBOR	8.820%	6/17/15	TRY	24,370	USD	24,370	$178,272	$(196,025)

64      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Interest Rate Swaptions Written at March 31, 2015
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 6/29/20 Call	BAC	Receive	Three- Month USD BBA LIBOR	1.360%	6/25/15	USD	187,000	$673,200	$(438,620)

Interest Rate Swap maturing 6/1/20 Call	BOA	Pay	MXN TIIE BANXICO	5.760	6/5/15	MXN	525,100	355,770	(54,734)

Interest Rate Swap maturing 12/18/25 Call	BOA	Pay	Three- Month USD BBA LIBOR	2.398	12/16/15	USD	278,000	7,691,333	(5,626,395)

Interest Rate Swap maturing 6/29/25 Call	BOA	Receive	Three- Month USD BBA LIBOR	1.790	6/25/15	USD	94,000	686,200	(402,358)

Interest Rate Swap maturing 4/2/25 Call	BOA	Pay	MXN TIIE BANXICO	5.723	4/14/15	MXN	376,000	449,477	(726,941)

Interest Rate Swap maturing 10/6/20 Call	BOA	Receive	Six-Month EUR EURIBOR	0.655	10/2/15	EUR	139,000	1,213,597	(2,842,331)

Interest Rate Swap maturing 4/13/20 Call	GSG	Pay	MXN TIIE BANXICO	4.970	4/17/15	MXN	480,600	292,288	(571,046)

Interest Rate Swap maturing 3/31/21 Call	JPM	Pay	Three- Month USD BBA LIBOR	1.970	3/29/16	USD	172,615	2,889,425	(2,799,996)

Interest Rate Swap maturing 1/2/17 Call	JPM	Pay	BZDI	13.630	7/1/15	BRL	262,500	382,139	(132,626)

Interest Rate Swap maturing 4/13/20 Call	JPM	Pay	MXN TIIE BANXICO	4.980	4/17/15	MXN	480,600	295,572	(557,203)

Interest Rate Swap maturing 12/17/25 Call	UBS	Pay	Six-Month GBP BBA LIBOR	1.911	12/17/15	GBP	92,000	3,710,640	(3,268,233)

Total Over-the-Counter Interest Rate Swaptions Written								$18,639,641	$(17,420,483)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.

65      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Counterparty Abbreviations (Continued)
NOM	Nomura Global Financial Products, Inc.
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
BRL	Brazilian Real
CAD	Canadian Dollar
CNH	Offshore Chinese Renminbi
CNY	Chinese Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesia Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PHP	Philippines Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
CNREPOFIX	Repurchase Fixing Rates
EURIBOR	Euro Interbank Offered Rate
IBR	Indicador Bancario de Referencia
iTraxx Europe Crossover Series 23 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
KLIBOR BNM	Kuala Lumpur Interbank Offered Rate Bank Negara Malaysia
MIBOR	Mumbai Interbank Offered Rate
OIS	Overnight Index Swap
SOR VWAP	Swap Offered Rate Singapore Dollar Index
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

Exchange Abbreviations
CBT	Chicago Board of Trade

See accompanying Notes to Consolidated Financial Statements.

66      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES March 31, 2015 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $5,990,643,044)	$5,806,206,917
Affiliated companies (cost $723,673,611)	714,275,320

6,520,482,237

Cash	22,208,753

Cash—foreign currencies (cost $17,739,514)	17,741,002

Cash used for collateral on centrally cleared swaps	1,780,164

Unrealized appreciation on forward currency exchange contracts	126,604,312

Swaps, at value (premiums paid $1,608,362)	2,561,166

Centrally cleared swaps, at value	321,101

Receivables and other assets:
Investments sold (including $164,531,533 sold on a when-issued or delayed delivery basis)	178,133,171
Interest, dividends and principal paydowns	79,741,475
Shares of beneficial interest sold	3,289,790
Variation margin receivable	288,462
Other	1,468,806

Total assets	6,954,620,439

Liabilities
Unrealized depreciation on forward currency exchange contracts	52,004,822

Options written, at value (premiums received $17,460,431)	20,748,688

Swaps, at value (net premiums received $2,234,728)	14,145,744

Centrally cleared swaps, at value	954,782

Swaptions written, at value (premiums received $19,022,145)	17,758,408

Payables and other liabilities:
Investments purchased (including $422,679,461 purchased on a when-issued or delayed delivery basis)	439,723,135
Shares of beneficial interest redeemed	11,328,379
Dividends	4,526,661
Distribution and service plan fees	1,244,624
Shareholder communications	831,497
Trustees’ compensation	326,363
Variation margin payable	306,727
Other	411,896

Total liabilities	564,311,726

Net Assets	$6,390,308,713

Composition of Net Assets
Par value of shares of beneficial interest	$1,559,995

Additional paid-in capital	7,237,124,788

Accumulated net investment loss	(45,438,736)

Accumulated net realized loss on investments and foreign currency transactions	(676,443,530)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(126,493,804)

Net Assets	$6,390,308,713

67       OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $4,461,584,761 and 1,088,719,481 shares of beneficial interest outstanding)	$4.10
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$4.30
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $98,897,857 and 24,049,234 shares of beneficial interest outstanding)	$4.11
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,097,142,283 and 268,265,743 shares of beneficial interest outstanding)	$4.09
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $121,916,974 and 29,870,997 shares of beneficial interest outstanding)	$4.08
Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $174,592,590 and 42,576,080 shares of beneficial interest outstanding)	$4.10
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $436,174,248 and 106,513,220 shares of beneficial interest outstanding)	$4.09

See accompanying Notes to Consolidated Financial Statements.

68      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Six Months Ended March 31, 2015 Unaudited

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$4,127,709
Dividends	1,711
Net expenses	(296,666)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	3,832,754

Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	9,491,870
Dividends	89,594
Net expenses	(602,492)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	8,978,972

Total allocation of net investment income from master funds	12,811,726

Investment Income
Interest (net of foreign withholding taxes of $1,159,823)	164,154,967

Fee income on when-issued securities	3,324,829

Dividends:
Unaffiliated companies	481,990
Affiliated companies	299,946

Total investment income	168,261,732

Expenses
Management fees	17,220,290

Distribution and service plan fees:
Class A	5,546,086
Class B	542,011
Class C	5,605,482
Class R	447,216

Transfer and shareholder servicing agent fees:
Class A	5,030,630
Class B	119,490
Class C	1,234,688
Class I	17,937
Class R	197,414
Class Y	527,515

Shareholder communications:
Class A	594,099
Class B	38,427
Class C	142,828
Class I	288
Class R	18,304
Class Y	35,883

Custodian fees and expenses	447,161

Trustees’ compensation	74,849

Other	165,712

Total expenses	38,006,310

69     OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF OPERATIONS Unaudited / Continued

Expenses (Continued)
Less reduction to custodian expenses	$(8,990)
Less waivers and reimbursements of expenses	(1,847,261)

Net expenses	36,150,059

Net Investment Income	144,923,399

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (includes premiums on options and swaptions exercised)(net of foreign capital gains tax of $46,559)	(40,374,615)
Affiliated companies	(23,198,643)
Closing and expiration of option contracts written	502,427
Closing and expiration of futures contracts	10,874,128
Foreign currency transactions	29,229,543
Swap contracts	(2,475,448)
Closing and expiration of swaption contracts written	839,650

Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	3,216,812
Oppenheimer Master Loan Fund, LLC	(4,354,881)

Net realized loss	(25,741,027)

Net change in unrealized appreciation/depreciation on:
Investments	(300,952)
Translation of assets and liabilities denominated in foreign currencies	(10,342,921)
Futures contracts	4,043,276
Option contracts written	(2,975,129)
Swap contracts	(12,825,495)
Swaption contracts written	1,038,401

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(4,340,118)
Oppenheimer Master Loan Fund, LLC	(1,251,681)

Net change in unrealized appreciation/depreciation	(26,954,619)

Net Increase in Net Assets Resulting from Operations	$92,227,753

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 4 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

70     OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014

Operations
Net investment income	$144,923,399	$326,464,792

Net realized loss	(25,741,027)	(87,499,091)

Net change in unrealized appreciation/depreciation	(26,954,619)	99,674,354

Net increase in net assets resulting from operations	92,227,753	338,640,055

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(103,519,838)	(176,707,269)
Class B	(2,046,558)	(4,488,345)
Class C	(21,171,592)	(35,243,684)
Class I	(2,966,155)	(4,077,684)
Class R1	(3,832,378)	(6,273,422)
Class Y	(11,442,181)	(19,216,593)

	(144,978,702)	(246,006,997)

Tax return of capital distribution:
Class A	—	(57,344,030)
Class B	—	(1,456,532)
Class C	—	(1,437,078)
Class I	—	(1,323,267)
Class R1	—	(2,035,815)
Class Y	—	(16,236,058)

	—	(79,832,780)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(277,017,910)	(834,953,045)
Class B	(22,554,176)	(83,663,145)
Class C	(50,277,617)	(183,247,959)
Class I	3,719,063	31,512,160
Class R1	(9,991,439)	(22,838,150)
Class Y	(117,301,822)	(14,482,089)

	(473,423,901)	(1,107,672,228)

Net Assets
Total decrease	(526,174,850)	(1,094,871,950)

Beginning of period	6,916,483,563	8,011,355,513

End of period (including accumulated net investment loss of $45,438,736 and $45,383,433, respectively)	$6,390,308,713	$6,916,483,563

1.	Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

71      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010
Per Share Operating Data
Net asset value, beginning of period	$4.13	$4.13	$4.30	$4.05	$4.32	$3.91

Income (loss) from investment operations:
Net investment income[2]	0.09	0.19	0.23	0.25	0.27	0.28
Net realized and unrealized gain (loss)	(0.03)	0.00[3]	(0.17)	0.25	(0.28)	0.40

Total from investment operations	0.06	0.19	0.06	0.50	(0.01)	0.68

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.14)	(0.18)	(0.24)	(0.26)	(0.27)
Tax return of capital distribution	0.00	(0.05)	(0.05)	(0.01)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.09)	(0.19)	(0.23)	(0.25)	(0.26)	(0.27)

Net asset value, end of period	$4.10	$4.13	$4.13	$4.30	$4.05	$4.32

Total Return, at Net Asset Value[4]	1.53%	4.62%	1.30%	12.61%	(0.31)%	18.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,461,585	$4,774,652	$5,599,883	$6,276,192	$5,857,280	$6,368,118

Average net assets (in thousands)	$4,583,733	$5,171,641	$6,198,248	$5,865,852	$6,278,335	$6,047,257

Ratios to average net assets:[5,6]
Net investment income	4.53%	4.53%	5.39%	5.99%	6.23%	6.91%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.06%	1.00%	0.96%	0.98%	0.97%	0.99%
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%	0.00%[7]	0.28%

Total expenses[8]	1.06%	1.00%	0.96%	0.98%	0.97%	1.27%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.01%	0.97%	0.93%	0.93%	0.92%	1.23%

Portfolio turnover rate[9]	43%	93%	95%	74%	53%	94%

72      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2015	1.07%
Year Ended September 30, 2014	1.01%
Year Ended September 30, 2013	0.96%
Year Ended September 28, 2012	0.98%
Year Ended September 30, 2011	0.97%
Year Ended September 30, 2010	1.27%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 31, 2015	$2,174,339,642	$2,184,770,550
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694

See accompanying Notes to Consolidated Financial Statements.

73      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$4.14	$4.14	$4.32	$4.06	$4.33	$3.93

Income (loss) from investment operations:
Net investment income[2]	0.08	0.16	0.19	0.21	0.23	0.24
Net realized and unrealized gain (loss)	(0.03)	(0.01)	(0.18)	0.26	(0.28)	0.40

Total from investment operations	0.05	0.15	0.01	0.47	(0.05)	0.64

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.12)	(0.15)	(0.20)	(0.22)	(0.24)
Tax return of capital distribution	0.00	(0.03)	(0.04)	(0.01)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.08)	(0.15)	(0.19)	(0.21)	(0.22)	(0.24)

Net asset value, end of period	$4.11	$4.14	$4.14	$4.32	$4.06	$4.33

Total Return, at Net Asset Value[3]	1.15%	3.76%	0.15%	11.84%	(1.21)%	16.74%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$98,898	$122,339	$205,204	$282,504	$284,757	$342,069

Average net assets (in thousands)	$108,789	$160,934	$252,333	$272,336	$320,622	$331,317

Ratios to average net assets:[4,5]
Net investment income	3.77%	3.71%	4.50%	5.08%	5.31%	5.96%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.86%	1.83%	1.87%	1.89%	1.89%	1.93%
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%	0.00%[6]	0.28%

Total expenses[7]	1.86%	1.83%	1.87%	1.89%	1.89%	2.21%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.77%	1.80%	1.84%	1.84%	1.84%	2.17%

Portfolio turnover rate[8]	43%	93%	95%	74%	53%	94%

74      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2015	1.87%
Year Ended September 30, 2014	1.84%
Year Ended September 30, 2013	1.87%
Year Ended September 28, 2012	1.89%
Year Ended September 30, 2011	1.89%
Year Ended September 30, 2010	2.21%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended March 31, 2015	$2,174,339,642	$2,184,770,550
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694

See accompanying Notes to Consolidated Financial Statements.

75      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$4.12	$4.12	$4.30	$4.04	$4.31	$3.91

Income (loss) from investment operations:
Net investment income[2]	0.08	0.16	0.20	0.22	0.24	0.25
Net realized and unrealized gain (loss)	(0.03)	0.00[3]	(0.18)	0.26	(0.28)	0.39

Total from investment operations	0.05	0.16	0.02	0.48	(0.04)	0.64

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.12)	(0.15)	(0.21)	(0.23)	(0.24)
Tax return of capital distribution	0.00	(0.04)	(0.05)	(0.01)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.08)	(0.16)	(0.20)	(0.22)	(0.23)	(0.24)

Net asset value, end of period	$4.09	$4.12	$4.12	$4.30	$4.04	$4.31

Total Return, at Net Asset Value[4]	1.15%	3.84%	0.30%	12.05%	(1.08)%	17.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,097,142	$1,156,140	$1,337,248	$1,522,039	$1,384,378	$1,448,886

Average net assets (in thousands)	$1,125,186	$1,236,681	$1,510,477	$1,411,513	$1,453,972	$1,330,764

Ratios to average net assets:[5,6]
Net investment income	3.77%	3.78%	4.65%	5.24%	5.48%	6.15%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.82%	1.76%	1.71%	1.73%	1.73%	1.75%
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%	0.00%[7]	0.28%

Total expenses[8]	1.82%	1.76%	1.71%	1.73%	1.73%	2.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.77%	1.73%	1.68%	1.68%	1.68%	1.99%

Portfolio turnover rate[9]	43%	93%	95%	74%	53%	94%

76      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2015	1.83%
Year Ended September 30, 2014	1.77%
Year Ended September 30, 2013	1.71%
Year Ended September 28, 2012	1.73%
Year Ended September 30, 2011	1.73%
Year Ended September 30, 2010	2.03%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended March 31, 2015	$2,174,339,642	$2,184,770,550
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694

See accompanying Notes to Consolidated Financial Statements.

77      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 28, 2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$4.11	$4.11	$4.29	$4.17

Income (loss) from investment operations:
Net investment income[3]	0.10	0.20	0.24	0.18
Net realized and unrealized gain (loss)	(0.03)	0.00[4]	(0.18)	0.11

Total from investment operations	0.07	0.20	0.06	0.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.15)	(0.19)	(0.16)
Tax return of capital distribution	0.00	(0.05)	(0.05)	(0.01)

Total dividends and/or distributions to shareholders	(0.10)	(0.20)	(0.24)	(0.17)

Net asset value, end of period	$4.08	$4.11	$4.11	$4.29

Total Return, at Net Asset Value[5]	1.75%	5.05%	1.43%	7.23%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$121,917	$119,074	$87,639	$51,011

Average net assets (in thousands)	$119,939	$109,381	$76,202	$17,870

Ratios to average net assets:[6,7]
Net investment income	4.96%	4.93%	5.69%	6.37%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.60%	0.59%	0.60%	0.64%
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%

Total expenses[8]	0.60%	0.59%	0.60%	0.64%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.57%	0.56%	0.57%	0.60%

Portfolio turnover rate[9]	43%	93%	95%	74%

78      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. For the period from January 27, 2012 (inception of offering) to September 28, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from master funds.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2015	0.61%
Year Ended September 30, 2014	0.60%
Year Ended September 30, 2013	0.60%
Period Ended September 28, 2012	0.64%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended March 31, 2015	$2,174,339,642	$2,184,770,550
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Period Ended September 28, 2012	$9,325,024,559	$7,885,278,752

See accompanying Notes to Consolidated Financial Statements.

79      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$4.13	$4.13	$4.31	$4.05	$4.32	$3.92

Income (loss) from investment operations:
Net investment income[2]	0.09	0.18	0.22	0.23	0.25	0.26
Net realized and unrealized gain (loss)	(0.03)	0.00[3]	(0.19)	0.26	(0.28)	0.40

Total from investment operations	0.06	0.18	0.03	0.49	(0.03)	0.66

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.14)	(0.16)	(0.22)	(0.24)	(0.26)
Tax return of capital distribution	0.00	(0.04)	(0.05)	(0.01)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.09)	(0.18)	(0.21)	(0.23)	(0.24)	(0.26)

Net asset value, end of period	$4.10	$4.13	$4.13	$4.31	$4.05	$4.32

Total Return, at Net Asset Value[4]	1.41%	4.31%	0.68%	12.42%	(0.73)%	17.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$174,593	$185,991	$208,523	$238,666	$225,889	$230,532

Average net assets (in thousands)	$179,899	$196,503	$233,104	$229,983	$237,655	$202,619

Ratios to average net assets:[5,6]
Net investment income	4.27%	4.24%	5.01%	5.59%	5.81%	6.45%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.31%	1.30%	1.34%	1.38%	1.39%	1.44%
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%	0.00%[7]	0.28%

Total expenses[8]	1.31%	1.30%	1.34%	1.38%	1.39%	1.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.26%	1.27%	1.31%	1.33%	1.34%	1.68%

Portfolio turnover rate[9]	43%	93%	95%	74%	53%	94%

80      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2015	1.32%
Year Ended September 30, 2014	1.31%
Year Ended September 30, 2013	1.34%
Year Ended September 28, 2012	1.38%
Year Ended September 30, 2011	1.39%
Year Ended September 30, 2010	1.72%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended March 31, 2015	$2,174,339,642	$2,184,770,550
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694

See accompanying Notes to Consolidated Financial Statements.

81      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$4.13	$4.12	$4.30	$4.05	$4.31	$3.91

Income (loss) from investment operations:
Net investment income[2]	0.10	0.20	0.24	0.26	0.28	0.29
Net realized and unrealized gain (loss)	(0.04)	0.01	(0.18)	0.25	(0.27)	0.39

Total from investment operations	0.06	0.21	0.06	0.51	0.01	0.68

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.15)	(0.18)	(0.25)	(0.27)	(0.28)
Tax return of capital distribution	0.00	(0.05)	(0.06)	(0.01)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.10)	(0.20)	(0.24)	(0.26)	(0.27)	(0.28)

Net asset value, end of period	$4.09	$4.13	$4.12	$4.30	$4.05	$4.31

Total Return, at Net Asset Value[3]	1.65%	5 .13%	1.30%	12.82%	0 .13%	18.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$436,174	$558,288	$572,859	$729,210	$706,842	$666,015

Average net assets (in thousands)	$480,263	$533,576	$678,607	$729,460	$718,536	$545,045

Ratios to average net assets:[4,5]
Net investment income	4.78%	4.78%	5.64%	6.17%	6.44%	7.08%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.81%	0.76%	0.72%	0.79%	0.77%	0.85%
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%	0.00%[6]	0.28%

Total expenses[7]	0.81%	0.76%	0.72%	0.79%	0.77%	1.13%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.73%	0.69%	0.74%	0.72%	1.05%

Portfolio turnover rate[8]	43%	93%	95%	74%	53%	94%

82      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2015	0 .82%
Year Ended September 30, 2014	0 .77%
Year Ended September 30, 2013	0 .72%
Year Ended September 28, 2012	0 .79%
Year Ended September 30, 2011	0 .77%
Year Ended September 30, 2010	1 .13%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended March 31, 2015	$2,174,339,642	$2,184,770,550
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694

See accompanying Notes to Consolidated Financial Statements.

83      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS March 31, 2015 Unaudited

1. Organization

Oppenheimer Global Strategic Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold and

84      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

2. Significant Accounting Policies (Continued)

other special minerals (“Gold ETFs”). The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

    The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At March 31, 2015, the Fund owned 15,000 shares with net assets of $1,339,070.

Other financial information at March 31, 2015:

Total market value of investments	$—
Net assets	$1,339,070
Net income (loss)	$(14,376)
Net realized gain (loss)	$—
Net change in unrealized appreciation/depreciation	$—

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

    Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are declared and paid annually from the Fund’s tax basis earnings and profits. Distributions are recorded on ex-dividend date.

85      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

    The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

    Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement.

86      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

2. Significant Accounting Policies (Continued)

The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

    The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

    The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

    During the fiscal year ended September 30, 2014, the Fund utilized $40,772,584 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had straddle losses of $307,939 which were deferred. Details of the fiscal year ended September 30, 2014 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2016	$20,567,236
2017	114,107,166
2018	240,345,967
No expiration	237,182,129

Total	$612,202,498

Of these losses, $29,916,437 are subject to Sec. 382 loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $12,593,017 per year and have expiration dates ranging from September 30, 2016 to September 30, 2017.

Of these losses, $7,862,614 are subject to Sec. 382 loss limitation rules resulting from merger activity. These losses will become available at September 30, 2015 and do not have expiration dates associated with them.

As of March 31, 2015, it is estimated that the capital loss carryforwards would be $375,020,369 expiring by 2018 and $262,923,156, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended March 31, 2015, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

    Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to

87      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

    The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$6,718,693,249
Federal tax cost of other investments	92,682,431

Total federal tax cost	$6,811,375,680

Gross unrealized appreciation	$175,947,906
Gross unrealized depreciation	(387,136,647)

Net unrealized depreciation	$(211,188,741)

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when

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the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

    A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

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3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such

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3. Securities Valuation (Continued)

methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities as of March 31, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$129,736,636	$51,633,961	$181,370,597
Mortgage-Backed Obligations	—	783,223,227	2,700,902	785,924,129
U.S. Government Obligations	—	131,994,825	—	131,994,825
Foreign Government Obligations	—	844,120,433	—	844,120,433
Corporate Loans	—	165,505,519	26,434	165,531,953
Corporate Bonds and Notes	—	3,560,775,970	11,525,180	3,572,301,150
Preferred Stock	—	13,963,231	—	13,963,231
Common Stocks	7,721,955	4,735,364	62	12,457,381
Rights, Warrants and Certificates	—	57	—	57
Structured Securities	—	22,456,197	20,740,954	43,197,151
Short-Term Note	—	23,328,328	—	23,328,328
Over-the-Counter Options Purchased	—	15,711,384	—	15,711,384
Over-the-Counter Interest Rate Swaptions Purchased	—	16,306,298	—	16,306,298
Investment Companies	251,406,669	462,868,651	—	714,275,320

Total Investments, at Value	259,128,624	6,174,726,120	86,627,493	6,520,482,237
Other Financial Instruments:
Swaps, at value	—	2,561,166	—	2,561,166
Centrally cleared swaps, at value	—	321,101	—	321,101
Futures contracts	2,689,866	—	—	2,689,866

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3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Other Financial Instruments: (Continued)
Forward currency exchange contracts	$—	$126,604,312	$—	$126,604,312

Total Assets	$261,818,490	$6,304,212,699	$86,627,493	$6,652,658,682

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(14,145,744)	$—	$(14,145,744)
Centrally cleared swaps, at value	—	(954,782)	—	(954,782)
Options written, at value	—	(20,748,688)	—	(20,748,688)
Futures contracts	(2,052,670)	—	—	(2,052,670)
Forward currency exchange contracts	—	(52,004,822)	—	(52,004,822)
Swaptions written, at value	—	(17,758,408)	—	(17,758,408)

Total Liabilities	$(2,052,670)	$(105,612,444)	$—	$(107,665,114)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*
Assets Table
Investments, at Value:
Asset-Backed Securities	$5,377,469	$—	$—	$(5,377,469)
Mortgage-Backed Obligations	—	(1,362,159)	1,362,159	—
Corporate Bonds and Notes	—	(151,784)	151,784	—

Total Assets	$5,377,469	$(1,513,943)	$1,513,943	$(5,377,469)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

** Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

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3. Securities Valuation (Continued)

	Value as of September 30, 2014	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]
Assets Table
Investments, at Value:
Asset-Backed Securities	$57,539,985	$—	$(710,012)	$181,457
Mortgage-Backed Obligations	15,758,048	3,940,826	(3,357,756)	19,883
Corporate Loans	1,189,296	—	(1,162,862)	—
Corporate Bonds and Notes	11,469,375	—	(96,624)	645
Common Stocks	2,341	—	(2,279)	—
Structured Securities	25,082,620	(112,929)	(4,299,896)	165,807

Total Assets	$111,041,665	$3,827,897	$(9,629,429)	$367,792

a. Included in net investment income.

	Sales	Transfers into Level 3	Transfers out of Level 3	Value as of March 31, 2015
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$—	$(5,377,469)	$51,633,961
Mortgage-Backed Obligations	(15,022,258)	1,362,159	—	2,700,902
Corporate Loans	—	—	—	26,434
Corporate Bonds and Notes	—	151,784	—	11,525,180
Common Stocks	—	—	—	62
Structured Securities	(94,648)	—	—	20,740,954

Total Assets	$(15,116,906)	$1,513,943	$(5,377,469)	$86,627,493

The total change in unrealized appreciation/depreciation included in the Consolidated Statement of Operations attributable to Level 3 investments still held at March 31, 2015:

Change in unrealized appreciation/depreciation
Assets Table
Investments, at Value:
Asset-Backed Securities	$(710,012)
Mortgage-Backed Obligations	663,334
Corporate Loans	(1,162,862)
Corporate Bonds and Notes	(96,624)
Structured Securities	(4,299,896)

Total	$(5,606,060)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of March 31, 2015:

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3. Securities Valuation (Continued)

	Value as of September 30, 2014	Valuation Technique	Unobservable input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Asset-Backed Securities	$51,633,961	Pricing service	N/A	N/A	N/A (a)
Mortgage-Backed Obligations	2,585,324	Broker quotes	N/A	N/A	N/A (a)
Mortgage-Backed Obligations	115,578	Pricing service	N/A	N/A	N/A (a)
Corporate Loans	26,434	Pricing service	N/A	N/A	N/A (a)
Corporate Bonds and Notes	9,966,535	Broker quotes	N/A	N/A	N/A (a)
Corporate Bonds and Notes	1,558,250	Pricing service	N/A	N/A	N/A (a)
Corporate Bonds and Notes	395	Estimated Recovery proceeds	Nominal value	N/A	$0.01/ share (b)
Common Stock	62	Estimated Recovery proceeds	Nominal value	N/A	$0.01/ share (c)
Structured Securities	20,740,954	Broker quotes	N/A	N/A	N/A (a)

Total	$86,627,493

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service or broker-dealer for which such inputs are unobservable. The Manager periodically reviews pricing vendor and broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service or broker.

(b) The Fund fair values certain corporate bonds and notes received from a bond restructuring using a nominal value per share to reflect the low probability of future value. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) in the future distribution amount, or a significant increase (decrease) to the probability of payment rate, will result in a significant increase (decrease) to the fair value of the investment.

(c) The Fund fair values certain common stocks held at a nominal value to reflect the low probability of receipt of future payments to be received as a result of a merger. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) in the future distribution amount, or a significant increase (decrease) to the probability of payment rate, will result in a significant increase (decrease) to the fair value of the investment.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

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Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

    The investment objective of Oppenheimer Master Loan Fund, LLC is to seek income. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a

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4. Investments and Risks (Continued)

price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 31, 2015, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$422,679,461
Sold securities	164,531,533

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

    Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

    Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

    At the six months ended March 31, 2015, the counterparty pledged $815,603 of collateral to the Fund for forward roll transactions.

Restricted Securities. As of March 31, 2015, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different

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4. Investments and Risks (Continued)

markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of March 31, 2015 is as follows:

Cost	$87,661,393
Market Value	$10,071,803
Market Value as % of Net Assets	0.16%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

    Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

    The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

    The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

    The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

    The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

    During the six months ended March 31, 2015, the Fund had daily average contract amounts on forward contracts to buy and sell of $1,179,181,144 and $1,868,885,848, respectively.

    Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures

99      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

    Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

    The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

    The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

    During the six months ended March 31, 2015, the Fund had an ending monthly average market value of $605,959,513 and $431,011,895 on futures contracts purchased and sold, respectively.

    Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

    Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted

100      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

    The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    During the six months ended March 31, 2015, the Fund had an ending monthly average market value of $3,463,067 and $4,273,714 on purchased call options and purchased put options, respectively.

    Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

    The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

    The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    During the six months ended March 31, 2015, the Fund had an ending monthly average market value of $897,805 and $5,647,737 on written call options and written put options, respectively.

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the six months ended March 31, 2015 was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of September 30, 2014	415,464,865,714	$2,286,604
Options written	688,601,120,178	39,169,225
Options closed or expired	(163,680,000)	(502,427)
Options exercised	(786,788,848,392)	(23,492,971)

Options outstanding as of March 31, 2015	317,113,457,500	$17,460,431

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

    Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

    Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

    The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

    The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

    If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

    The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

    The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

    The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

    For the six months ended March 31, 2015, the Fund had ending monthly average notional amounts of $33,125,422 and $37,298,218 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

    The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts increase exposure to foreign exchange rate risk.

    For the six months ended March 31, 2015, the Fund had ending monthly average notional amounts of $47,215,720 on currency swaps which receive a fixed rate.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

    The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

    The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

    For the six months ended March 31, 2015, the Fund had ending monthly average notional amounts of $99,177,788 and $132,153,122 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

    Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

    The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

    The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

    The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

    The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

    The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

    The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

    The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

    The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

    The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an currency swap contracts with the obligation to receive an interest rate on the dollar notional amount and pay an interest rate on the various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

the Fund receives a payment. These currency swap contracts increase exposure to foreign exchange rate risk.

    During the six months ended March 31, 2015, the Fund had an ending monthly average market value of $5,765,374 and $8,479,285 on purchased and written swaptions, respectively.

Written swaption activity for the six months ended March 31, 2015 was as follows:

	Number of Contracts	Amount of Premiums

Swaptions outstanding as of September 30, 2014	1,432,400,000	$3,415,478
Swaptions written	7,069,429,000	32,511,087
Swaptions closed or expired	(535,600,000)	(839,650)
Swaptions exercised	(4,766,444,000)	(16,064,770)

Swaptions outstanding as of March 31, 2015	3,199,785,000	$19,022,145

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

    To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

    As of March 31, 2015, the Fund has required certain counterparties to post collateral of $65,441,239.

    ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at March 31, 2015:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$14,038,732	$(14,038,732)	$—	$—	$—
Barclays Bank plc	29,680,996	(18,442,351)	—	(11,238,645)	—
BNP Paribas	269,589	(264,948)	—	—	4,641
Citibank NA	33,028,984	(9,803,801)	(22,802,339)	—	422,844
Deutsche Bank AG	21,564,908	(9,076,794)	—	(11,762,598)	725,516
Goldman Sachs Bank USA	12,642,452	(8,054,289)	(1,269,603)	—	3,318,560
Goldman Sachs Group, Inc. (The)	7,071,821	(7,071,821)	—	—	—
HSBC Bank USA NA	427,243	—	(427,243)	—	—
JPMorgan Chase Bank NA	29,251,335	(13,811,016)	(15,440,319)	—	—
Morgan Stanley Capital Services, Inc.	5,728,524	(3,842,709)	—	(780,000)	1,105,815
Nomura Global Financial Products, Inc.	4,884	—	—	—	4,884
Royal Bank of Scotland plc (The)	11,891	—	—	—	11,891
Toronto Dominion Bank	1,629,113	(1,629,113)	—	—	—
UBS AG	5,832,688	(3,268,233)	(604,774)	—	1,959,681

	$161,183,160	$(89,303,807)	$(40,544,278)	$(23,781,243)	$7,553,832

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at March 31, 2015:

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(17,941,528)	$14,038,732	$3,902,796	$—	$—
Barclays Bank plc	(18,442,351)	18,442,351	—	—	—
BNP Paribas	(264,948)	264,948	—	—	—
Citibank NA	(9,803,801)	9,803,801	—	—	—
Deutsche Bank AG	(9,076,794)	9,076,794	—	—	—
Goldman Sachs Bank USA	(8,054,289)	8,054,289	—	—	—
Goldman Sachs Group, Inc. (The)	(17,381,908)	7,071,821	2,407,046	—	(7,903,041)
JPMorgan Chase Bank NA	(13,811,016)	13,811,016	—	—	—
Morgan Stanley Capital Services, Inc.	(3,842,709)	3,842,709	—	—	—
Toronto Dominion Bank	(2,770,085)	1,629,113	1,140,972	—	—
UBS AG	(3,268,233)	3,268,233	—	—	—

	$(104,657,662)	$89,303,807	$7,450,814	$—	$(7,903,041)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statement of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities as of March 31, 2015:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Credit contracts	Swaps, at value	$2,122,219	Swaps, at value	$2,545,235
Forward currency exchange contracts	Swaps, at value	2,117	Swaps, at value	9,904,327
Interest rate contracts	Swaps, at value	436,830	Swaps, at value	1,696,182
Interest rate contracts	Centrally cleared swaps, at value	321,101	Centrally cleared swaps, at value	954,782
Interest rate contracts	Variation margin receivable	288,462 *	Variation margin payable	306,727 *
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	126,604,312	Unrealized depreciation on forward currency exchange contracts	52,004,822

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments (Continued)	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Forward currency exchange contracts			Options written, at value	$20,748,688
Credit contracts			Swaptions written, at value	141,900
Forward currency exchange contracts	Investments, at value	$15,711,384 **	Swaptions written, at value	196,025
Interest rate contracts	Investments, at value	16,306,298 **	Swaptions written, at value	17,420,483

Total		$161,792,723		$105,919,171

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options and swaptions exercised)*	Closing and expiration of swaption contracts written	Closing and expiration of option contracts written	Closing and expiration of futures contracts

Credit contracts	$911,767	$348,607	$—	$—
Equity contracts	5,157,631	—	—	—
Forward currency exchange contracts	21,384,631	—	502,427	—
Interest rate contracts	(14,655,732)	491,043	—	10,874,128

Total	$12,798,297	$839,650	$502,427	$10,874,128

Amount of Realized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions	Swap contracts	Total

Credit contracts	$—	$3,324,184	$4,584,558
Equity contracts	—	—	5,157,631
Forward currency exchange contracts	137,725,273	964,140	160,576,471
Interest rate contracts	—	(6,763,772)	(10,054,333)

Total	$137,725,273	$(2,475,448)	$160,264,327

* Includes purchased options contracts, purchased swaption contracts, written options contracts exercised and written swaption contracts exercised, if any.

110      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Swaption contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies

Credit contracts	$—	$—	$(21,061)	$—	$—
Forward currency exchange contracts	322,239	(2,959,698)	(17,753)	—	19,731,044
Interest rate contracts	(1,288,195)	(15,431)	1,077,215	4,043,276	—

Total	$(965,956)	$(2,975,129)	$1,038,401	$4,043,276	$19,731,044

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments	Swap contracts	Total

Credit contracts	$(1,094,428)	$(1,115,489)
Forward currency exchange contracts	(11,165,048)	5,910,784
Interest rate contracts	(566,019)	3,250,846

Total	$(12,825,495)	$8,046,141

*Includes purchased option contracts and purchased swaption contracts, if any.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount

Class A
Sold	37,045,419	$151,739,610	101,533,983	$422,869,930
Dividends and/or distributions reinvested	22,130,495	90,743,382	49,317,520	205,575,811
Redeemed	(126,917,296)	(519,500,902)	(351,720,358)	(1,463,398,786)

Net decrease	(67,741,382)	$(277,017,910)	(200,868,855)	$(834,953,045)

Class B
Sold	241,290	$992,824	774,596	$3,236,817
Dividends and/or distributions reinvested	458,934	1,888,266	1,304,079	5,451,626
Redeemed	(6,178,933)	(25,435,266)	(22,118,140)	(92,351,588)

Net decrease	(5,478,709)	$(22,554,176)	(20,039,465)	$(83,663,145)

111      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended March 31, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount

Class C
Sold	11,672,823	$47,664,600	25,235,204	$104,865,059
Dividends and/or distributions reinvested	4,646,643	19,005,710	10,042,702	41,761,277
Redeemed	(28,643,968)	(116,947,927)	(79,469,750)	(329,874,295)

Net decrease	(12,324,502)	$(50,277,617)	(44,191,844)	$(183,247,959)

Class I
Sold	3,178,998	$12,968,769	11,798,207	$48,755,740
Dividends and/or distributions reinvested	721,525	2,945,327	1,294,892	5,376,246
Redeemed	(2,988,020)	(12,195,033)	(5,459,391)	(22,619,826)

Net increase	912,503	$3,719,063	7,633,708	$31,512,160

Class R1
Sold	3,201,242	$13,103,893	8,186,332	$34,072,516
Dividends and/or distributions reinvested	871,460	3,573,232	1,848,046	7,705,911
Redeemed	(6,514,633)	(26,668,564)	(15,526,169)	(64,616,577)

Net decrease	(2,441,931)	$(9,991,439)	(5,491,791)	$(22,838,150)

Class Y
Sold	12,963,185	$53,020,241	49,696,662	$206,924,123
Dividends and/or distributions reinvested	2,527,843	10,370,385	5,549,578	23,106,367
Redeemed	(44,292,291)	(180,692,448)	(58,883,446)	(244,512,579)

Net decrease	(28,801,263)	$(117,301,822)	(3,637,206)	$(14,482,089)

1. Effective July 1, 2014 Class N shares were renamed Class R.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended March 31, 2015 were as follows:

	Purchases	Sales

Investment securities	$2,602,837,611	$2,489,007,747
U.S. government and government agency obligations	52,456,786	166,928,429
To Be Announced (TBA) mortgage-related securities	2,174,339,642	2,184,770,550

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

112      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $200 million in assets	0.75%
Next $200 million in assets	0.72
Next $200 million in assets	0.69
Next $200 million in assets	0.66
Next $200 million in assets	0.60
Next $4 billion in assets	0.50
Next $5 billion in assets	0.48
Over $10 billion in assets	0.46

The Fund’s management fee for the fiscal six months ended March 31, 2015 was 0.52% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the

113      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

March 31, 2015	$311,452	$5,987	$88,159	$17,052	$1,900

114      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

8. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the six months ended March 31, 2015, the Manager waived $5,035.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in underlying funds managed by the Manager or its affiliates. During the six months ended March 31, 2015, the Manager waived fees and/or reimbursed the Fund $1,092,226 for management fees.

    During the six months ended March 31, 2015, the Manager also voluntarily reimbursed $750,000 of additional Fund expenses.

    Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

115      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

BOARD APPROVAL OF THE FUND’S SUB-SUB-ADVISORY AGREEMENT Unaudited

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”). OFI Global has entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with OFI whereby OFI provides investment sub-advisory services to the Fund. (The renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement was previously approved at a meeting held on August 19 and 20, 2014.) The Managers proposed that the Board consider the engagement of Apollo Capital Management LLC (“Apollo” or the “Sub-Sub-Adviser”) as a sub-sub-adviser for the Fund pursuant to a sub-sub-advisory agreement (the “Sub-Sub-Advisory Agreement”) with Apollo and the Fund. At a meeting held on January 22, 2015, the Board approved the Sub-Sub-Advisory Agreement, subject to the approval of the Fund’s shareholders. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers and the Sub-Sub-Adviser provide, such information as may be reasonably necessary to evaluate the terms of the Sub-Sub-Advisory Agreement. The Board requested and received such information, including information regarding the proposed services, fees, and expenses of the Sub-Sub-Adviser for the Fund.

The Adviser and Sub-Sub-Adviser provided information to the Board on the following factors: (i) the nature, quality and extent of the Sub-Sub-Adviser’s proposed services; (ii) the performance of the Fund; (iii) the costs of services and profits expected to be realized by the Sub-Sub-Adviser from its services to the Fund; (iv) the existence of economies of scale with respect to the services to be provided by the Sub-Sub-Adviser; and (v) other benefits that are expected to accrue to the Sub-Sub-Adviser from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Sub-Sub-Adviser.

Outlined below is a summary of the principal information considered by the Board, as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services to be provided to the Fund by the Sub-Sub-Adviser and information regarding the Sub-Sub-Adviser’s key personnel who will provide such services. The Board reviewed information set forth in the Sub-Sub-Adviser’s Form ADV, which provides information about the firm, its management, and its business activities and affiliations. The Board also considered Sub-Sub-Adviser’s responsibilities under the Sub-Sub-Advisory Agreement to perform investment management services, investment research, analysis and securities selection, and securities trading services, adherence to the Fund’s investment restrictions and similar matters. In addition, the Board observed that the Fund’s Chief Compliance Officer reviewed the Sub-Sub-Adviser’s compliance program and determined that it was reasonably designed to prevent violation of the federal securities laws as applicable to the Fund.

The Board also considered the quality of the services to be provided and the quality of the Sub-Sub-Adviser’s resources that will be available to the Fund. The Board noted that the Sub-Sub-Adviser is a global alternatives investment manager founded in 1990 and managed approximately $167.5 billion in assets as of June 30, 2014. The Board considered the professional experience and qualifications of the Sub-Sub-Adviser’s senior management and key professional personnel, including those individuals responsible for portfolio management.

116       OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

The Board also considered the Sub-Sub-Adviser’s operational capabilities and resources, and its depth and breadth of experience in managing investment portfolios. Based on its review, the Board determined that the Sub-Sub-Adviser and its personnel are qualified to provide all required services to the Fund and services that are of high quality, and that the Sub-Sub-Adviser has appropriate resources to provide such services.

Performance of the Fund and the Sub-Sub-Adviser. In connection with the assessment of the Sub-Sub-Adviser’s ability to perform its duties under the Sub-Sub-Advisory Agreement, the Board considered the sufficiency of the Sub-Sub-Adviser’s resources. The Board concluded that the Sub-Sub-Adviser has the financial resources necessary to perform its obligations under the Sub-Sub-Advisory Agreement. The Board considered the Sub-Sub-Adviser’s investment philosophy, the proposed portfolio construction with respect to the assets to be managed, and the specific investment techniques to be employed.

The Board also reviewed the Sub-Sub-Adviser’s overall investment performance. The Board considered the Sub-Sub-Adviser’s track record in managing the types of strategies that will be used for the Fund and its track record for other similar accounts. The Board also considered how the Sub-Sub-Adviser’s total return strategy performed against its benchmark indices.

Costs of Services and Profits to be Realized by the Sub-Sub-Adviser. The Board considered the proposed fee payable to the Sub-Sub-Adviser for managing a portion of the Fund. The Board noted that OFI, not the Fund, will pay the Sub-Sub-Adviser’s fee under the Sub-Sub-Advisory Agreement and that the fee is consistent with the Sub-Sub-Adviser’s fee schedule for similar accounts managed in this strategy and with the fee schedule for another fund managed by the Sub-Sub-Adviser. The Board considered that the proposed fee is higher than the advisory fee paid by the Fund to OFI Global but that OFI Global is not proposing a fee increase to cover this additional cost. The Board concluded that the proposed sub-sub-advisory fee is reasonable in light of the services to be provided.

The Board also considered the Sub-Sub-Adviser’s anticipated costs for serving as the Fund’s sub-sub adviser. In this regard, the Board reviewed information about fees and costs with respect to other mutual funds and certain other accounts advised by the Sub-Sub-Adviser.

Economies of Scale to be Realized by the Sub-Adviser. The Board considered whether the Sub-Sub-Adviser may realize economies of scale in managing a portion of the Fund’s assets. The Board reviewed the Fund’s fee arrangements, which include breakpoints that decrease the fee rate as the Fund’s assets grow, and considered that the breakpoints are intended to share such economies of scale as may exist when the Fund grows.

Other Benefits to the Sub-Sub-Adviser. The Board evaluated other benefits that may accrue to the Sub-Sub-Adviser from its relationship with the Fund. The Board also considered that the Sub-Sub-Adviser must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board took into account the direct and indirect benefits that may accrue to the Sub-Sub-Adviser from its relationship with the Fund and OFI, and it also considered the Sub-Sub-Adviser’s use of the Fund’s portfolio brokerage where applicable to obtain research benefiting the Fund and its other clients.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the

117      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

BOARD APPROVAL OF THE FUND’S SUB-SUB-ADVISORY AGREEMENT Unaudited / Continued

independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, concluded that sufficient information had been provided to allow them to evaluate the terms of the Sub-Sub-Advisory Agreement and the reasonableness of the proposed sub-sub-advisory fee. The Board, including a majority of the independent Trustees, decided to approve the Sub-Sub-Advisory Agreement, subject to shareholder approval. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Sub-Sub-Advisory Agreement, including the advisory fees, in light of all the surrounding circumstances.

118      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

119      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
(As of May 2015)	Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Michael Mata, Vice President
Krishna Memani, Vice President
Hemant Baijal, Vice President
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved.

120      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

121      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds® The Right Way to Invest

Visit us at oppenheimerfunds.com for 24-hr access

to account information and transactions or call us at

800 CALL OPP (800 225 5677) for 24-hr automated

information and automated transactions. Representatives

also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0230.001.0315     May 27, 2015

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Strategic Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/12/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/12/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	5/12/2015